ANNUAL REPORT
AS OF DECEMBER 31, 1997

 .PACIFIC SELECT FUND
                                                          [LOGO APPEARS HERE]

                              PACIFIC SELECT FUND

Dear Shareholders:

  We are pleased to share with you the Pacific Select Fund (the "Fund") Annual Report dated December 31, 1997. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company ("Pacific Life").

  Pacific Life, as adviser to the Fund ("the Adviser"), engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for twelve of the Portfolios of the Fund. The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 1997 to December 31, 1997 and the anticipated outlook for the first six months of 1998.

  Pacific Investment Management Company ("PIMCO") serves as Portfolio Manager for the Managed Bond Portfolio and the Government Securities Portfolio. Capital Guardian Trust Company ("Capital Guardian") serves as Portfolio Manager for the Growth Portfolio. Columbus Circle Investors ("CCI") serves as Portfolio Manager for the Aggressive Equity Portfolio. Janus Capital Corporation ("Janus") serves as Portfolio Manager for the Growth LT Portfolio. J.P. Morgan Investment Management Inc. ("JPMIM") serves as Portfolio Manager for the Equity Income Portfolio and Multi-Strategy Portfolio. Greenwich Street Advisors, a division of Smith Barney Mutual Funds Management Inc. ("Greenwich") serves as Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio. Bankers Trust Company ("Bankers Trust") serves as Portfolio Manager for the Equity Index Portfolio. Templeton Investment Counsel, Inc. ("Templeton") served as Portfolio Manager for the International Portfolio through May 31, 1997. Morgan Stanley Asset Management Inc. ("Morgan Stanley") served as Portfolio Manager for the International Portfolio from June 1, 1997 through December 31, 1997. Blairlogie Capital Management ("Blairlogie") serves as Portfolio Manager for the Emerging Markets Portfolio.

  We look forward to continued growth in assets in 1998 and beyond.

Sincerely,

/s/ THOMAS C. SUTTON
    --------------------------
    Thomas C. Sutton
    Chairman and President
    Pacific Select Fund

                   PACIFIC SELECT FUND PERFORMANCE DISCUSSION


MONEY MARKET PORTFOLIO
----------------------

  The total return for the Money Market Portfolio for the year ended December 31, 1997 was 5.28%**. The yield, measured during the 7-day period ending December 31, 1997 was 5.54%**.

  Yields on three-month Treasury bills moved in a relatively narrow range in 1997, starting the year at 5.19%, dipping to a low of 4.84% in early June, then bouncing up to 5.17% at mid-year. Over the next three months, rates on short-term Treasuries declined modestly to 5.09%, but edged up again in the fourth quarter to end the year at 5.34%. Although yields on commercial paper held a tight trading range of around 5.50% to 5.55%, these rates experienced year-end pressure and rose to a high of 5.95% before dropping to 5.74% at year-end. Except for one rate boost in March, the Federal Reserve enacted no further tightening as evidence of a low-inflation environment continued. Current market conditions indicate the Federal Reserve will likely stay on hold for a continued period in 1998.

  At the beginning of 1998, heavy demand and a limited supply of short-term investments have put downward pressure on rates. Commercial paper rates have sunk below the Federal Funds target rate of 5.50%. Recent record lows in consumer prices, along with a strong domestic economy and a high level of investment, are expected to continue to push yields even lower in the coming months. In this environment, the Portfolio's emphasis will be on extending maturities by a modest amount and maintaining liquidity with high-quality commercial paper, asset-backed money market tranches, and high-grade, short-term corporate bonds.

____________________

* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

HIGH YIELD BOND PORTFOLIO
-------------------------

  The total return for the High Yield Bond Portfolio for the year ended December 31, 1997 was 9.44%** compared with 12.63%* for the First Boston High Yield Bond Index and 9.76%* for the Lehman Brothers Government/Corporate Bond Index.

  The high-yield market posted a strong performance in 1997 as evidenced by the 12.63% return of the First Boston High Yield Index. Although spreads remained at historically narrow levels throughout 1997, the high-yield bond market outperformed most investment-grade fixed income sectors. In 1997 as well as 1996, the broad-based bull market provided the underpinnings for the outperformance of the lower-quality tier of high-yield bonds. As measured by the First Boston High Yield Index, the single-B category returned 14.08% while the BB category returned 10.14%.

  The Portfolio underperformed its benchmark in 1997, as returns were dampened due to its primary emphasis on holdings within the higher-quality tiers and some exposure to foreign markets. Given the tight spread levels during 1997, the opportunity for diversification and higher yields was sought through purchase of securities abroad. As a result, approximately 10% of the Portfolio was invested in bonds in Southeast Asia. Investments in the region focused on higher-quality companies located in countries rated BB or better. In the fourth quarter, however, currency devaluations and subsequent turmoil in the region created uncertainties which had a substantial negative impact on these holdings.

  Looking forward in 1998, the environment again looks favorable for high-yield bonds. Most indicators point to steady economic growth with low inflation. In addition, mutual funds, insurance companies, and collateralized bond obligations
(CBOs) should continue to have a strong appetite for high yield bonds.

                                       ------------------------------------------------------------------------------------------
                                                                          Performance Comparison
                                       ------------------------------------------------------------------------------------------
                                          1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                                       ------------------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                  10,000    10,600    11,039    11,081    13,805    16,389    19,341    19,421    23,088
                                       ------------------------------------------------------------------------------------------
First Boston High Yield Bond Index         10,000    10,989    11,033    10,330    14,850    17,325    20,601    20,402    23,953
                                       ------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate       10,000    10,396    11,875    12,858    14,932    16,065    17,837    17,212    20,521
 Bond Index
                                        -----------------------------------------------------------------------------------------
                                                 ------------------------
                                                  Performance Comparison
                                                 ------------------------
                                                     12/31/96    12/31/97
                                                 ------------------------
HIGH YIELD BOND PORTFOLIO                              25,695      28,122
                                                 ------------------------
First Boston High Yield Bond Index                     26,927      30,326
                                                 ------------------------
Lehman Brothers Government/Corporate                   21,118      23,179
 Bond Index
                                                 ------------------------

                                Average Annual Returns For Periods Ended December 31, 1997
                                ----------------------------------------------------------
                                  1 Year                            3 Years                          5 Years
                                  ------                            -------                          -------
 HIGH YIELD BOND PORTFOLIO**       9.44%                             13.13%                           11.40%
 First Boston Index               12.63%                             14.12%                           11.84%
 Lehman Brothers Index             9.76%                             10.43%                            7.61%

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS
-------------------------------------------------

  The total return for the year ended December 31, 1997 for the Managed Bond Portfolio was 9.92%** versus the Lehman Brothers Government/Corporate Bond Index return of 9.76%*. The Government Securities Portfolio returned 9.48%** for the 12-month period ended December 31, 1997 compared with the 9.59%* return of the Lehman Brothers Government Bond Index.

  After falling significantly toward the end of 1996, interest rates rose in the first quarter of 1997 as fears of an overheating economy and tighter monetary policy concerned investors. On signs that the surge in growth had subsided to a moderate pace of expansion in the second quarter, interest rates began to retreat. However, at June 30, 1997, the 30-year Treasury yielded 6.78%, still higher than the 6.64% level at the end of December 1996. Turmoil in Asia coupled with record low inflation sparked a bond rally in the second half of the year, pushing down the yield on the 30-year Treasury to 5.92% by year-end 1997.

  Although above-market durations in both Portfolios detracted from returns throughout the first quarter and the beginning of the second quarter, higher-than-index duration was beneficial to both Portfolios in the second half of the year as interest rates fell. PIMCO reported that the Managed Bond Portfolio's above-benchmark performance was the result of opportunities found in higher-yielding corporate bonds, mortgage pass-throughs, and a small position in currency-hedged non-U.S.

_________________

* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

securities. Mortgage pass-throughs provided yield premiums and price gains relative to Treasury issues while corporate bonds continued to fare well amid strong economic growth. The near-benchmark performance of the Government Securities Portfolio was bolstered by holdings in pass-through mortgage securities as well as collateralized mortgage obligations. The Portfolio's short-term adjustable-rate mortgages added yield while small positions in non-U.S. government bonds added value.

  For 1998, PIMCO expects the crisis in Asia to slow the U.S. economy as exports fall and significantly cheaper Asian imports rise. Inflation will remain subdued due to pressure from cheap imports and excess global capacity. In addition, plunging commodity and high technology prices coupled with intense corporate price competition should more than offset rising wages. In this environment, PIMCO expects mortgages securities will be more attractive than overvalued corporate bonds, although the Managed Bond Portfolio will continue to hold a small amount of below-investment grade bonds due to their generous yields.

                                          -----------------------------------------------------------------------------------------
                                                                                Performance Comparison
                                          -----------------------------------------------------------------------------------------
                                            1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                                          -----------------------------------------------------------------------------------------
MANAGED BOND PORTFOLIO                       10,000    10,399    11,929    12,946    15,151    16,466    18,382    17,581    20,929
                                          -----------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate         10,000    10,396    11,875    12,858    14,932    16,065    17,837    17,212    20,521
    Bond Index
                                          -----------------------------------------------------------------------------------------
                                                   ------------------------
                                                    Performance Comparison
                                                   ------------------------
                                                    12/31/96      12/31/97
                                                   ------------------------
MANAGED BOND PORTFOLIO                               21,820         23,987
                                                   ------------------------
Lehman Brothers Government/Corporate                 21,118         23,179
    Bond Index
                                                   ------------------------

                            Average Annual Returns For Periods Ended December 31, 1997
                            ----------------------------------------------------------
                              1 Year                                     3 Years                                5 Years
                              ------                                     -------                                -------
MANAGED BOND PORTFOLIO**       9.92%                                      10.91%                                  7.81%
Lehman Brothers Index          9.76%                                      10.43%                                  7.61%

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                                         -----------------------------------------------------------------------------------------
                                                                                     Performance Comparison
                                         -----------------------------------------------------------------------------------------
                                           1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                                         -----------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO             10,000    10,355    11,864    12,814    14,949    16,073    17,808    16,902    20,081
                                         -----------------------------------------------------------------------------------------
Lehman Brothers Government Bond             10,000    10,364    11,839    12,872    14,843    15,917    17,613    17,018    20,140
    Index
                                         -----------------------------------------------------------------------------------------
                                         ----------------------
                                         Performance Comparison
                                         ----------------------
                                          12/31/96     12/31/97
                                         ----------------------
GOVERNMENT SECURITIES PORTFOLIO             20,673       22,633
                                         ----------------------
Lehman Brothers Government Bond             20,699       22,682
    Index
                                         ----------------------

                                  Average Annual Returns For Periods Ended December 31, 1997
                                  ----------------------------------------------------------

                                             1 Year                   3 Years                    5 Years
                                             ------                   -------                    -------
GOVERNMENT SECURITIES PORTFOLIO**            9.48%                    10.22%                     7.08%
Lehman Brothers Index                        9.59%                    10.05%                     7.34%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

GROWTH PORTFOLIO
----------------

  The Growth Portfolio's total return for the year ending December 31, 1997 was 30.27%** versus 22.36%* for the Russell 2000 Index and 33.36%* for Standard & Poor's 500 Total Return Index ("S&P 500 Index"). The Russell 2000 Index is the most comparable benchmark because the median and average market size of the stocks held in the Portfolio is relatively representative of the size of the stocks that comprise the Russell 2000 Index.

  The U.S. stock market had its third straight year of superior returns in 1997. For the first time in history, the S&P 500 and Dow Jones Industrials Average were both up more than 20% for three consecutive years. However, the gain in small cap stocks occurred entirely in the first nine months of the year. In the fourth quarter, turmoil in the financial markets of Asian countries spilled over to U.S. markets, causing the stock of any firm doing business in Asia to come under pressure. The overall market stagnated on these concerns but large caps avoided a broad decline as their share prices were propped by falling interest rates.

_________________

* All indices are unmanaged. Sources for indices: AIM/TM/ Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Porfilio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintence fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

  During the year the Portfolio performed well, beating its small cap benchmarks. The fourth quarter, however, presented a difficult environment as small cap stocks retreated. Some of the companies that had been top performers earlier in the year--especially semiconductor production equipment firms--were exposed to the Asian financial crisis and thus gave up a portion of their earlier gains. Other areas of strength in the Portfolio included cable and media stocks, oil service issues, and bank stocks. At year-end the Portfolio was relatively underweighted in insurance, utilities, and retailers.

  Looking ahead, Capital Guardian continues to be optimistic on the long-term prospects for the market. Weakness in Asia may help to keep the U.S. economy from overheating, allowing interest rates to continue to trend downward and supporting even higher Price/Earnings ratios. Recent events have led Capital Guardian to focus its research efforts on identifying those firms that are exposed to economic weakness in Asia and making sure that exposure is reflected in the company's fair valuation estimate. Capital Guardian's core research process is based on doing in-depth research on individual firms and searching for superior businesses run by good managers.

                      -------------------------------------------------------------------------------------------------------------
                                                                     Performance Comparison
                      -------------------------------------------------------------------------------------------------------------
                        1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
                      -------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO         10,000    11,507    15,529    12,844    17,872    21,541    26,259    23,505    29,559    36,539    47,601
                      -------------------------------------------------------------------------------------------------------------
Russell 2000 Index       10,000    13,613    15,824    12,738    18,604    22,031    26,192    25,714    33,028    38,474    47,081
                      -------------------------------------------------------------------------------------------------------------
S&P 500 Index            10,000    11,188    14,735    14,277    18,617    20,035    22,040    22,320    30,733    37,788    50,395
                      -------------------------------------------------------------------------------------------------------------

                            Average Annual Returns For Periods Ended December 31, 1997
                            ----------------------------------------------------------
                                       1 Year                 3 Years                    5 Years
                                       ------                 -------                    -------
GROWTH PORTFOLIO**                     30.27%                 26.52%                     17.18%
Russell Index                          22.36%                 22.34%                     16.41%
S&P Index                              33.36%                 31.15%                     20.27%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO
---------------------------

  For the year ended December 31, 1997, the Aggressive Equity Portfolio returned 3.78%** compared with a 22.36%* return for the Russell 2000 Index and a 33.36%* return for the S&P 500 Index.

  The year 1997 marked the first time in history that the S&P 500 Index posted a return of greater than 20% for three consecutive years. Underneath that unprecedented performance statistic were signs of a two-tiered market and the underpinnings of some erosion of investor confidence. Large, blue-chip equities were outstanding performers, while small capitalization companies lagged the overall market. In this environment, value stocks outperformed growth. The worst-performing sector of the stock market was small cap, high growth. This can be seen in the dramatic performance differential between the 33.36% return for the S&P 500 Index and the 12.95% return for the Russell 2000 Growth Index. Unfortunately, CCI's philosophy of seeking good companies with the potential for positive surprises in their business fundamentals, concentrated the Portfolio right in that weakest segment of the market. The combination of the Portfolio's normally high volatility and the steep price declines that followed any disappointments in company fundamentals proved to be very harsh. In this environment, the Portfolio significantly underperformed the overall market.

  Unlike any other year in recent memory, 1997 actually contained two periods of panic selling. The first period began in January and lasted until April. The sell-off was focused on the personal computer industry. Fears of a slowdown in computer sales led to a belief that the up cycle in semiconductors and semiconductor production equipment would be cut short. As most companies continued to report very strong results, those fears abated, and the technology sector rose sharply from May to September. Although the Portfolio was hurt badly in the sell-off, it recovered its losses during the spring/summer rally. Then came the turmoil in several Asian economies and financial markets. The ensuing wave of U.S. stock market panic selling began in October and lasted through year-end. This second downturn has been more difficult to deal with because many companies have indicated that their business fortunes are definitely being affected by Asian woes.

With the moderating growth and the reduction in foreign demand for U.S. goods, the casualty rate among the Portfolio's aggressive growth stock holdings increased. There simply was more opportunity for disappointments than in previous years.

_________________

* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Historically, CCI's strategy for dealing with bearish environments for aggressive growth stocks has been to prune back holdings and to retain those issues which have very strong prospects for continued positive surprise events. In the past, after each sell-off (even the recent one of early 1997) portfolios so constructed have bounced back. The relative valuation of small cap growth stocks--in particular technology-related stocks reached a level that, historically, has preceded periods of strong performance.

  Looking for safe places to invest in 1998 is a top priority, as CCI believes that companies with Asian connections will continue to be susceptible to earnings disappointments. In prior years, CCI has been able to find a number of companies with unique development. The challenge will be to find and intensively monitor more of these strong swimmers that can overcome any future torrent of bad news.

                               --------------------------------------------
                                          Performance Comparison
                               --------------------------------------------
                                 4/30/96        12/31/96        12/31/97
                               --------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO       10,000          10,786          11,194
                               --------------------------------------------
Russell 2000 Index                10,000          11,084          13,563
                               --------------------------------------------
S&P 500 Index                     10,000          11,670          15,564
                               --------------------------------------------

          Average Annual Returns For Periods Ended December 31, 1997
          ----------------------------------------------------------
                                                                      1 Year
                                                                      ------
AGGRESSIVE EQUITY PORTFOLIO**                                         3.78%
Russell Index                                                         22.36%
S&P Index                                                             33.36%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

GROWTH LT PORTFOLIO
-------------------

  The total return of the Growth LT Portfolio for the year ending December 31, 1997 was 10.96%** versus 24.36%* for the Russell 2500 Index and 33.36%* for the S&P 500 Index.

  At year-end 1997, the Portfolio's asset allocation was approximately 78% in domestic stocks, 16% in foreign equities, 1% in preferred securities, and 5% in cash and equivalents. Approximately 45% of the Portfolio's equity holdings were in companies with capitalizations of less than $8.5 billion.

  In the first six months of l997, liquidity-driven flows into the very large cap stocks of the S&P 500 Index pushed the market to new highs. In this environment, small and midsize stocks severely underperformed their larger counterparts. During this period, the Portfolio's limited exposure to the mega-cap stocks and higher concentrations of small and midsize positions held back performance, as did its high allocation to cash. In the second half of the year, as the market's advance became more broadly based, the Portfolio regained momentum and began to catch up with the performance of the benchmarks. However, global volatility and some mild individual stock disappointments in the fourth quarter ultimately kept the Portfolio from closing this gap.

   Going into 1998, Janus believes the Portfolio is well positioned to exploit a number of compelling themes. In the pharmaceuticals area, holdings include companies that have exciting new products as well as impressive product pipelines. With the meaningful decline in interest rates seen in early 1998, Janus increased its exposure to several other high-quality pharmaceutical companies as well. In the technology sector, Janus remains positive on its holdings and believes a number of the Portfolio's positions may have been unjustly penalized for their exposure to the expected slowing of demand from Asia. Finally, several holdings in the cable television industry were added in the fourth quarter, where Janus believes improving cash flows and exciting new services provided over digital cable--such as Internet and telephone services-- offer cable operators better financial returns and an improving outlook for growth.

_________________

* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

                      ---------------------------------------------------------
                                       Performance Comparison
                      ---------------------------------------------------------
                         1/31/94   12/31/94    12/31/95    12/31/96    12/31/97
                      ---------------------------------------------------------
GROWTH LT PORTFOLIO       10,000     11,326      15,489      18,254      20,255
                      ---------------------------------------------------------
Russell 2500 Index        10,000      9,894      13,030      15,512      19,290
                      ---------------------------------------------------------
S&P 500 Index             10,000     10,127      13,944      17,145      22,865
                      ---------------------------------------------------------

                               Average Annual Returns For Periods Ended December 31, 1997
                               ----------------------------------------------------------

                                                                      1 Year                                                3 Years
                                                                      ------                                                -------
GROWTH LT PORTFOLIO**                                                 10.96%                                                21.39%
Russell Index                                                         24.36%                                                24.92%
S&P Index                                                             33.36%                                                31.15%

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS
-------------------------------------------

     The total return for the Equity Income Portfolio for the year ending December 31, 1997 was 28.60%** versus the S&P 500 Index return of 33.36%*. The Multi-Strategy Portfolio returned 19.62%** for the 12-month period ended December 31, 1997 compared with the 33.36%* return of the S&P 500 Index, the 9.65%* return of the Lehman Brothers Aggregate Bond Index, and the 9.76%* return of the Lehman Brothers Government/Corporate Bond Index.

     After a volatile first quarter dominated by strong earnings releases and fears about rising interest rates, the market stabilized in the second quarter and advanced sharply. All indicators pointed to continued low inflation and a cooling economy. U.S. equity market returns continued to be dominated by the largest capitalization stocks deemed the "Nifty Fifty," a trend which has been present for several years. This trend reversed briefly during the third quarter as the market broadened and corporate earnings of some of the larger companies fell below expectations. Both Portfolios benefited from this reversal as holdings in many of the largest companies had been underweighted due to their excessive valuations.

     The fourth quarter saw large cap stocks once again take the lead as investors sought a safe haven from the turmoil in emerging markets. JPMIM's investment strategy continued to emphasize stock selection within all sectors of the market, resulting in a well-diversified, fully invested Portfolio of the most undervalued stocks. The drug industry group and the finance sector were among the strongest performers in the S&P 500 during 1997, returning 52% and 48%, respectively. Although stock selection within the Portfolios continued to be strong, the Portfolio underperformed the benchmark in 1997 as selected holdings in the technology and retail sectors did not live up to expectations.

     The Multi-Strategy Portfolio continued to underweight its equity holdings as JPMIM viewed stocks as overvalued relative to bonds. Asset allocation remained virtually split between stocks and bonds, deviating from a normal allocation of 60% stocks and 40% bonds. The underweighting of equities hurt performance in a year when the stock market posted very strong gains. The equity portion of the Multi-Strategy Portfolio performed similarly to the Equity Income Portfolio. Within the fixed income portion, performance was enhanced by overweighting of investment-grade corporates and selected mortgage securities. Without a strong conviction as to the direction of interest rates throughout much of the year, JPMIM maintained a duration for the Portfolio similar to that of the broad bond market index.

     During 1998, JPMIM expects that the Gross Domestic Product ("GDP") should grow at a more trend-like rate of 2.7%. Inflation will likely rise to a 2.25% level as wage pressures begin to build during this latter stage of the prolonged economic expansion. Going forward, JPMIM will continue its strategy of using fundamental research to identify stocks that are underpriced relative to their long-term ability to grow earnings and generate cash flow and will continue to favor the corporate and asset-backed securities.


_____________________
* All indices are unmanaged. Sources for indices: AIM (TM) Asset Investment Management software, Micropal, Inc., Portland Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

                         -----------------------------------------------------------------------------------------------------------
                                                                       Performance Comparison
                         -----------------------------------------------------------------------------------------------------------
                         1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
                         -----------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO   10,000    10,896    14,082    13,020    17,111    18,027    19,522    19,467    25,629    30,608    39,364
                         -----------------------------------------------------------------------------------------------------------
S&P 500 Index             10,000    11,188    14,735    14,277    18,617    20,035    22,040    22,320    30,733    37,788    50,395
                         -----------------------------------------------------------------------------------------------------------


                                          Average Annual Returns For Periods Ended December 31,1997
                                          ---------------------------------------------------------
                                             1 Year                                3 Years                                 5 Years
                                             ------                                -------                                 -------
EQUITY INCOME PORTFOLIO**                    28.60%                                26.46%                                  16.90%
S&P Index                                    33.36%                                31.15%                                  20.27%

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
-------------------------------------------------------------------------------

                                                                               Performance Comparison
                                     ------------------------------------------------------------------------------------------
                                       1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                                     ------------------------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO               10,000    10,601    13,083    12,891    15,989    16,878    18,438    18,162    22,750
                                     ------------------------------------------------------------------------------------------
S&P 500 Index                          10,000    11,188    14,735    14,277    18,617    20,035    22,040    22,320    30,733
                                     ------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index   10,000    10,917    12,525    13,646    15,830    17,004    18,663    18,118    21,465
                                     ------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate   10,000    10,396    11,875    12,858    14,932    16,065    17,837    17,212    20,521
   Bond Index
                                     ------------------------------------------------------------------------------------------

                                       12/31/96  12/31/97
                                     --------------------
MULTI-STRATEGY PORTFOLIO                 25,609    30,635
                                     --------------------
S&P 500 Index                            37,788    50,395
                                     --------------------
Lehman Brothers Aggregate Bond Index     22,241    24,391
                                     --------------------
Lehman Brothers Government/Corporate     21,118    23,179
   Bond Index
                                     --------------------

                                                     Average Annual Returns For Periods Ended December 31,1997
                                                     ---------------------------------------------------------
                                                        1 Year                                 3 Years                       5 Years
                                                        ------                                 -------                       -------
  MULTI-STRATEGY PORTFOLIO**                            19.62%                                 19.03%                        12.66%
  S&P Index                                             33.36%                                 31.15%                        20.27%
  Lehman Brothers Aggregate Index                        9.65%                                 10.41%                        7.48%
  Lehman Brothers G/C Index                              9.76%                                 10.43%                        7.61%

--------------------------------------------------------------------------------
 Performance quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

EQUITY PORTFOLIO
----------------

     For the year ending December 31, 1997, the total return of the Equity Portfolio was 18.18%** versus the 33.36%* return of the S&P 500 Index.

     The equity markets got off to a strong start in the first half of 1997, but weakened significantly in the fourth quarter as concerns over troubled financial markets in Asia suggested signs of a potential global slowdown. With weak Asian currencies and some evidence of deflation on the horizon, investors ignored the rise in wages and focused more on the possible reductions to earnings estimates. Slower economic growth and the potential for deflation led the Federal Reserve Board to leave short-term rates unchanged and to hint at a possible rate reduction. In this environment, the bond market rallied strongly, driving the yield on long bonds down from 6.40% to 5.92% by the end of the year. Given the solid earnings results and continued low inflation, investor sentiment remained positive toward large-cap issues despite the possibility of lower future growth. With stock prices well off their highs and Asian markets still struggling, Greenwich remains cautiously optimistic going into 1998.

     The Portfolio entered the fourth quarter of 1997 well positioned to benefit from solid company fundamentals and a flight to quality in large cap issues. While the Portfolio underperformed the S&P 500 Index for the calendar year ended 1997, Greenwich believes the difference reflects a concentration of performance in a select number of stocks. Simply put, money flows went to the largest of the large cap issues, with limited regard for valuations. Greenwich is clearly disappointed in the performance of the Portfolio for 1997, but believes the Portfolio remains well positioned to benefit from the solid fundamentals of pharmaceutical, finance, and consumer sectors going forward.

_____________________
* All indices are unmanaged. Sources for indices: AIM (TM) Asset Investment Management software, Micropal, Inc., Portland Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

     Greenwich continues to believe large cap growth stocks offer attractive potential returns to investors over the long term. Looking into 1998, Greenwich thinks the stock market could again trend upward, but not without significant volatility. To the extent that interest rates and inflation remain in check and growth in corporate profits continues at a moderate pace, large-cap issues should continue to perform well. The philosophy that is the cornerstone of Greenwich's stock selection process--looking for high-quality growth stocks with powerful earnings momentum--has not changed. Greenwich believes that over the long-term these issues should offer investors superior growth and above-average returns.

                   -------------------------------------------------------------------------------------------------------------
                                                               Performance Comparison
                   -------------------------------------------------------------------------------------------------------------
                     1/31/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
                   -------------------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO      10,000    10,743    13,979    13,624    17,674    18,793    21,811    21,184    26,226    33,577    39,684
                   -------------------------------------------------------------------------------------------------------------
S&P 500 Index         10,000    11,655    15,350    14,874    19,395    20,872    22,960    23,252    32,016    39,366    52,499
                   -------------------------------------------------------------------------------------------------------------

                                              Average Annual Returns For Periods Ended December 31, 1997
                                              ----------------------------------------------------------
                                   1 Year                          3 Years                       5 Years                   10 Years
                                   ------                          -------                       -------                   --------
EQUITY PORTFOLIO**                 18.18%                          23.27%                        16.12%                    14.76%
S&P Index                          33.36%                          31.15%                        20.27%                    18.05%

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

BOND AND INCOME PORTFOLIO
-------------------------

     For the year ending December 31, 1997, the total return for the Bond and Income Portfolio was 16.32%** compared with the 14.52%* return of the Lehman Brothers Government/Corporate Long-Term Bond Index and the 9.65%* return of the Lehman Brothers Aggregate Bond Index.

     The bond market posted solid returns in 1997 after a sluggish start at the beginning of the year. During the first quarter, interest rates rose on fears of an overheating economy and the prospects of Federal Reserve tightening. As widely expected, the Fed hiked short-term interest rates to 5.50% on March 25. 30-year Treasury bond yields peaked soon after at 7.17% in mid-April. At that point, inflationary pressures seemed under control, and the Fed decided to leave interest rates steady for the rest of the year. Nevertheless, the bond market was quite volatile in the third quarter as the market strengthened, retreated, then rallied. Turmoil in the fourth quarter due to the Asian economic crisis provided the stimulus to the U.S. bond market as worldwide investors sought the relative safety of government bonds.

     In this environment, longer maturity issues outperformed intermediate-term securities, and Treasury issues outperformed corporates and mortgage securities. The Portfolio, which was well positioned by holding longer-term securities in a falling interest rate environment, performed exceptionally well and posted higher-than-benchmarks returns.

For 1998, Greenwich expects that both short-term and long-term interest rates will continue to decline. With a less restrictive Federal Reserve stance due to the "Asian Contagion," moderate growth prospects for the domestic economy, and continued low inflation, long bond yields could move toward a 5.35% level.

                                        -----------------------------------------------------------------------------------------
                                                                         Performance Comparison
                                        -----------------------------------------------------------------------------------------
                                        1/31/88 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
                                        ------------------------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO                10,000   10,639   12,453   12,860   15,988   17,280   20,631   18,905   25,277   25,073
                                        ------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate     10,000   10,973   12,897   13,728   16,408   17,809   20,687   19,221   24,977   24,827
     LT Index
                                        ------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index     10,000   10,789   12,377   13,485   15,644   16,804   18,443   17,905   21,213   21,980
                                        ------------------------------------------------------------------------------------------
                                        ------------
                                           12/31/97
BOND AND INCOME PORTFOLIO               ------------
                                             29,165
                                        -------------
Lehman Brothers Government/Corporate
     LT Index                                28,431
                                        -------------
Lehman Brothers Aggregate Bond Index
                                             24,104
                                        -------------

                                        Average Annual Returns For Periods Ended December 31, 1997
                                        ----------------------------------------------------------
                                           1 Year                   3 Years                    5 Years               10 Years
                                           ------                   -------                    -------               --------
  BOND AND INCOME PORTFOLIO**              16.32%                   15.55%                     11.04%                11.30%
  Lehman Brothers G/C LT Index             14.52%                   14.22%                      9.97%                11.03%
  Lehman Brothers Aggregate Index           9.65%                   10.41%                      7.48%                9.17%

_____________________
* All indices are unmanaged. Sources for indices: AIM (TM) Asset Investment Management software, Micropal, Inc., Portland, Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO
----------------------

     For the year ended December 31, 1997, the total return for the Equity Index Portfolio was 32.96%** versus the 33.36%* return of the S&P 500 Index. This Portfolio seeks to replicate the performance of the S&P 500 Index.

     The large cap equity market started 1997 strong, with the S&P 500 Index reaching a record high in mid-February. However, the last two trading days of March lopped more than 4% from the value of the Index. This plunge in stock prices was primarily attributable to the Federal Reserve's decision to hike the federal funds rate. After mid-April, the S&P 500 soared, bolstered by the strong economy, solid earnings of large cap stocks, falling interest rates, and low inflation. Technology stocks, which had been in a slump, picked up around mid-year and led the rally.

     In the third quarter, the market zigzagged, following an advance-retreat pattern. Large cap stocks underperformed their smaller cousins during this period, but recovered in September. Troubled by volatility in the Asian markets, the Dow plummeted 7% on October 27, marking the largest single one-day point loss ever of 554.26. The S&P 500 also fell nearly 7%, declining 64.66 points. The next day saw the Dow rebound, experiencing its largest one-day gain of
337.17 points, or close to 5%. Despite this decline and ensuing high volatility, the market advanced in the fourth quarter, bolstered by continued strength in financial stocks and a jump in the share prices of utilities. As was the case in 1996, large cap value stocks outperformed large cap growth stocks. The strongest sector performers for the year were financial services (+52%), health care (+35%) and consumer staples (+33%). The weakest performers included basic materials (+5%), technology (+15%) and energy (+15%).

     Looking ahead in 1998, Bankers Trust thinks the consumer sector still appears to be relatively strong, although not as dynamic as in the past two years. However, employment gains, low inflation, low interest rates, and a healthy stock market should provide meaningful support to consumer spending. Business investment should also continue to expand, supported by a still robust corporate earnings picture and the continuing drive to improve competitiveness.

     The economy is again seen as providing a positive environment for the financial markets, with real GDP anticipated to be around 2% for all of 1998. Given the strong upward move that has already taken place in the stock market over the past several years, the gains from this point forward appear to be limited. Low interest rates and hefty flows of retirement funds into the equity market should provide some support to stock prices. Nevertheless, the current high valuations and the growing concerns about the financial problems in the Far East suggest that any equity gains in 1998 will turn out to be below average.

INTERNATIONAL PORTFOLIO
-----------------------

     The International Portfolio's total return for the year ending December 31, 1997 was 9.28%** versus 1.78%* for the Morgan Stanley Capital International Europe, Austria and Far East Index ("EAFE Index").

     After the strong performance in the first nine months of 1997, the fourth quarter of 1997 saw most international markets plunge in U.S. dollar terms as the turmoil in Asia continued to rattle investors around the globe. While the "Asian Contagion" continued to have its greatest impact on the nations in the Pacific Rim, investors in the U.S. and Europe began to consider how corporate earnings would be affected by cheap Asian exports, slower global growth, and lower Asian demand.

     The Asian currency crisis began mid-year with the devaluation of the Thai baht and quickly spread to Malaysia, the Philippines, Indonesia and South Korea. Virtually no country in the region has escaped the debacle. The Hong Kong market fell nearly 29% in the fourth quarter, and even markets with relatively healthy fundamentals were not spared. The supposed "safe haven" Singapore market fell 20.6% in U.S. dollar terms while Australia declined 12.9%. Japanese stocks also experienced a difficult quarter, falling 19.8%.

     Relatively speaking, Europe was the bright spot among international markets for all of 1997. Among the strongest markets were Portugal, Switzerland, and Italy--all registering annual gains of over 30% in U.S. dollars. Against this backdrop, the Portfolio performed exceptionally well on a relative basis in 1997. Near the beginning of the fourth quarter, the Portfolio's exposure to both Asia and Japan was further reduced while stock selection in the UK and in Australia contributed strongly to outperforming the international benchmark.

_____________________
* All indices are unmanaged. Sources for indices: AIM (TM) Asset Investment Management software, Micropal, Inc., Portland Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

     Looking ahead, Morgan Stanley expects the beginning of 1998 to continue to be volatile, particularly as the Asian crisis plays out. The financial sectors in both Asia and Japan are fragile, and investors will be watching carefully to see how these difficulties are resolved. The wild card in Asia will be whether China and in turn Hong Kong will allow their currencies to fall in light of the competitive devaluations sweeping the region. Although such a devaluation is unlikely near term, the possibility nonetheless makes Morgan Stanley cautious about the outlook for the Hong Kong market and the region overall. As a defensive measure, the Portfolio will be underweighted in Asia relative to the benchmark EAFE index, with the majority of holdings in Australia. Japan will also remain underweighted. Although the Japanese government will likely come under increasing pressure to stimulate the economy and reform the banking sector, thus far, that government's anti-deficit stance has precluded any government spending package, meaningful tax cut, or any plan to deal with the weakest banks and their huge amount of bad debt.

     Of the developed international regions, Morgan Stanley believes Europe offers the most investment potential for the near term. As a result, European countries currently represent the largest weighting, with nearly 70% of the Portfolio invested there. Restructuring, consolidation and deregulation should continue as European Monetary Union ("EMU") approaches, with companies jockeying for better strategic positioning in the new pan-European world. Also, with the introduction of the Euro currency scheduled for 1999, interest rates will continue to converge, with rates falling in the peripheral nations and rising in the core countries. In particular, Morgan Stanley is finding new investment opportunities in the UK in companies offering the combination of strong business franchises with low capital requirements. Overall, conditions around the world will be monitored in order to seek the best investment opportunities available.

                          --------------------------------------------------------------------------------------------------------
                                                                      Performance Comparison
                          --------------------------------------------------------------------------------------------------------
                          1/31/88 12/31/88 12/31/89 12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
                          --------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO    10,000   11,688   14,078   12,181    13,511    12,190    15,851    16,329    18,053    22,005    24,045
                          --------------------------------------------------------------------------------------------------------
EAFE Index                 10,000   12,609   13,938   10,668    11,958    10,492    13,916    15,001    16,694    17,704    18,018
                          --------------------------------------------------------------------------------------------------------

                                                  Average Annual Returns For Periods Ended December 31,1997
                                                  ---------------------------------------------------------
                                                   1 Year                                   3 Years                         5 Years
                                                   ------                                   -------                         -------
INTERNATIONAL PORTFOLIO**                          9.28%                                    13.77%                          14.55%
EAFE Index                                         1.78%                                     6.27%                          11.39%

-------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
-------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------

     For the year ending December 31, 1997 the Emerging Markets Portfolio returned -1.69%** versus the -11.59%* return of the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index").

     During the first half of 1997, emerging markets as a whole posted strong gains--close to 18%. However, share prices began slipping in July and continued to spiral downward through the third quarter. The final quarter of the year was disastrous, delivering a washout in emerging stock markets as the Asian currency panic spread to places like Brazil and Russia. For 1997, the Portfolio's return relative to the benchmark was quite strong, outperforming the MSCI EMF Index by ten percentage points. The Portfolio's underexposure to the Asian countries helped bolster returns during this tumultuous period.

     The "domino effect" in Asia, so feared by military strategists during the Vietnam War era, never came to pass under Communism. But it happened with dramatic effect in 1997 under Capitalism. What took place was a financial crash worthy of mention in any history book.

     Despite the turmoil in the region, Blairlogie makes certain general observations about the struggle toward regaining stability. First, collapsed currencies make Asian goods highly competitive in world markets. Second, the Asian people's rise in expectations and educational levels and their experience of real income growth over the past 15 years have left a taste of prosperity that can't be extinguished. Third, at the most rudimentary economic level, there is always a daily need for life's staples--food, building materials, transportation, power, etc. The earnings of companies in these defensive sectors tend to hold up well despite the turbulent economic environment.

     Europe's emerging markets were exceptionally strong performers. In local currencies there were spectacular moves with Turkey (+300%), Hungary (+144%), and Russia (+111%). The rising U.S. dollar hurt these returns, but not too many Americans would complain about an annual return of 116% from Turkey's stock market after currency translation. Portugal, with stock market returns that totaled over 50%, graduated to the EAFE Index while Russia joined the MSCI EMF Index in 1997, currently representing 6% of the index. The continuing restructuring, capital investment and political sentiment to converge with the EMU over the next 10 years should, in Blairlogie's view, continue to provide robust returns in Europe's emerging markets in 1998.

     Latin America also experienced solid improvement in 1997, perhaps heralding better things to come once the financial typhoons have blown over in Asia. In U.S. dollars, Mexico advanced 54%, and all markets enjoyed double-digit gains except Chile, which rose under 6%. Currency translation impacted returns in Colombia; locally, the market was up 78%, but in U.S. dollars posted a "mere" 42% gain. Some emerging market "Asian Contagion" in the fourth quarter hurt Mexico and Venezuela, but the region overall proved to be relatively stable with very sound fundamentals.

     The recent weakness in global equities has undoubtedly taken the froth from stock prices, which generally have shifted from being expensive to fair value (U.S. stocks excepted). In Blairlogie's view, the current optimistic consensus estimates for 1998--especially in the U.S. which represents 52% of the MSCI Global Index--mean that downside risk is still out there.

     Looking across asset classes, emerging markets have been hit the hardest, perhaps almost indiscriminately in recent months. Blairlogie's models indicate that as a group, emerging market stocks offer the most potential for 1998. However, Blairlogie believes that these stocks will continue to be highly leveraged to the mood swings of investors in the near term.

                                       ---------------------------------------------------------------------------------
                                                           Performance Comparison
                                       ---------------------------------------------------------------------------------
                                                         4/30/96                   12/31/96                    12/31/97
                                       ---------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO                                10,000                      9,677                       9,513
                                       ---------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                          10,000                      9,980                       8,822
                                       ---------------------------------------------------------------------------------

                                                Average Annual Returns For Periods Ended December 31,1997
                                                ---------------------------------------------------------
                                                                                                                      1 Year
                                                                                                                      -----
EMERGING MARKETS PORTFOLIO**                                                                                         -1.69%
MSCI Index                                                                                                          -11.59%

--------------------------------------------------------------------------------
 Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                           ________________________

_____________________
* All indices are unmanaged. Sources for indices: AIM(TM) Asset Investment Management software, Micropal, Inc., Portland Oregon.

** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

                         INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Pacific Select Fund

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the "Fund") comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income,Multi-Strategy, Equity, Bond and Income, Equity Index, International, and Emerging Markets Portfolios as of December 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended (as to the Aggressive Equity Portfolio, the Growth LT Portfolio and the Emerging Markets Portfolio, for each of the periods from commencement of operations through December 31, 1997). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Equity and the Bond and Income Portfolios for the year ended December 31, 1993 were audited by other auditors whose report dated February 15, 1994 expressed an unqualified opinion on the financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Pacific Select Fund as of December 31, 1997 and the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 1998

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
(In thousands, except per share amounts)

                                                     High                    Govern-
                                         Money       Yield      Managed       ment                   Aggressive    Growth
                                         Market      Bond         Bond     Securities     Growth      Equity        LT
                                       Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                       -----------------------------------------------------------------------------------
ASSETS
Investments in securities at value ...             $279,855    $383,072    $ 80,054     $236,397    $114,549      $634,102
Short-term investments at amortized
 cost ................................ $450,276      25,564     124,056      58,539        9,416      14,960        61,481
Cash .................................        1           1           1                        1           1
Receivables:
 Dividends and interest ..............      489       5,851       5,032         812           88          15           148
 Fund shares sold ....................    1,592         251         687         339          290         372           885
 Securities sold .....................                                                     2,165       3,007        10,397
 Other receivables ...................        5                      32                        5                        13
Forward foreign currency contracts
 appreciation ........................                              364         123
Variation margin .....................                              475         198
Organization costs ...................                                                                    18             1
                                       -----------------------------------------------------------------------------------
TOTAL ASSETS .........................  452,363     311,522     513,719     140,065      248,362     132,922       707,027
                                       -----------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed ................      716         239                      32                                      1
 Securities purchased ................                           44,889      10,065        1,675      10,087        29,337
 Accrued advisory fees ...............      142         155         231          63          132          79           418
 Accrued custodian fees and
  recordkeeping fees .................                    2          23           4                        3            59
 Accrued other .......................                    1           1           1                        1             5
Forward foreign currency contracts
 depreciation ........................                                                                                  60
                                       -----------------------------------------------------------------------------------
TOTAL LIABILITIES ....................      858         397      45,144      10,165        1,807      10,170        29,880
                                       -----------------------------------------------------------------------------------
NET ASSETS ........................... $451,505    $311,125    $468,575    $129,900     $246,555    $122,752      $677,147
                                       ===================================================================================
NET ASSETS CONSIST OF:
Paid-in capital ...................... $451,531    $303,801    $452,105    $126,127     $175,053    $118,270      $581,294
Accumulated undistributed net
 investment income (loss) ............      (26)        (19)        297          56          (20)       (141)        1,132
Accumulated undistributed net
 realized gain (loss) ................                3,155       6,812       2,458       27,187      (3,037)       36,714
Net unrealized appreciation on
 investments and assets and
 liabilities in foreign currencies ...                4,188       9,361       1,259       44,335       7,660        58,007
                                       -----------------------------------------------------------------------------------
NET ASSETS ........................... $451,505    $311,125    $468,575    $129,900     $246,555    $122,752      $677,147
                                       ===================================================================================
Shares of beneficial interest
 outstanding of $.001 par value ......   44,902      31,190      42,073      12,051       10,020      10,977        39,130
                                       ===================================================================================
NET ASSETS PER SHARE ................. $ 10.055    $  9.975    $ 11.137    $ 10.779     $ 24.606    $ 11.183      $ 17.305
                                       ===================================================================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 1997
(In thousands, except per share amounts)

                                               Equity       Multi-                   Bond and     Equity       Inter-      Emerging
                                               Income      Strategy      Equity       Income      Index       national     Markets
                                             Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                             ---------------------------------------------------------------------------------------
ASSETS
Investments in securities at value ........   $783,601     $343,029     $287,659     $109,252    $856,404     $695,932     $ 87,874
Short-term investments at amortized cost ..     21,708       28,723       32,036        1,546      15,151       93,881       12,036
Cash ......................................                     564        1,248            1         206                         4
Receivables:
 Dividends and interest ...................        905        2,379          177        1,852       1,160        2,244           76
 Fund shares sold .........................      1,236          472          997          260       1,586          215          158
 Securities sold ..........................        101           29        7,170                                   737
 Other receivables ........................                      18                                                400            5
Forward foreign currency contracts
 appreciation .............................                                                                      5,339
Variation margin ..........................                      21
Organization costs ........................                                                                                      18
                                             ---------------------------------------------------------------------------------------
TOTAL ASSETS ..............................    807,551      375,235      329,287      112,911     874,507      798,748      100,171
                                             ---------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed .....................         91          143          560          343                    3,174
 Securities purchased .....................        916        7,770       10,400                      209       30,715          574
 Accrued advisory fees ....................        431          193          173           56         121          540           88
 Accrued custodian fees and recordkeeping
  fees ....................................          1            1            6            2          24          180           79
 Accrued other ............................                                    5            3          11          103
Forward foreign currency contracts
 depreciation .............................                                                                                       5
Variation margin ..........................                                                             6
                                             ---------------------------------------------------------------------------------------
TOTAL LIABILITIES .........................      1,439        8,107       11,144          404         371       34,712          746
                                             ---------------------------------------------------------------------------------------
NET ASSETS ................................   $806,112     $367,128     $318,143     $112,507    $874,136     $764,036     $ 99,425
                                             =======================================================================================
NET ASSETS CONSIST OF:
Paid-in capital ...........................   $629,694     $314,935     $238,844     $102,831    $672,690     $680,818     $106,145
Accumulated undistributed net investment
 income (loss) ............................        (17)         (10)         (95)         300         (12)      (3,210)         (45)
Accumulated undistributed net realized gain
 (loss) ...................................    109,353       30,020       22,349         (109)      8,154       65,324      (10,011)
Net unrealized appreciation on investments
 and assets and liabilities in foreign
 currencies ...............................     67,082       22,183       57,045        9,485     193,304       21,104        3,336
                                             ---------------------------------------------------------------------------------------
NET ASSETS ................................   $806,112     $367,128     $318,143     $112,507    $874,136     $764,036     $ 99,425
                                             =======================================================================================
Shares of beneficial interest outstanding
 of $.001 par value .......................     32,939       22,688       13,315        8,674      33,994       47,143       10,503
                                             =======================================================================================
NET ASSETS PER SHARE ......................   $ 24.473     $ 16.182     $ 23.893     $ 12.970    $ 25.714     $ 16.207     $  9.467
                                             ======================================================================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                                   High                        Govern-
                                   Money          Yield          Managed         ment                     Aggressive      Growth
                                   Market          Bond           Bond        Securities      Growth        Equity          LT
                                  Portfolio      Portfolio      Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                                  ------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes
 withheld .......................                 $    38                                   $ 1,243       $   187        $ 3,157
Interest ........................  $22,411         20,734        $21,900       $ 6,518          661           442          4,269
Other ...........................        2            132              4                          3             2             36
                                  ------------------------------------------------------------------------------------------------
Total Investment Income .........   22,413         20,904         21,904         6,518        1,907           631          7,462
                                  ------------------------------------------------------------------------------------------------
EXPENSES
Advisory fees ...................    1,521          1,466          2,056           646        1,355           684          4,194
Custodial fees ..................       38             27             65            21           31            22            150
Recordkeeping fees ..............       83             69             81            32           36            19            129
Trustees fees ...................        6              4              5             2            3             1              8
Legal fees ......................        6              3              6             2            3             2              9
Printing expenses ...............       20             11             16             5           10             4             27
Insurance expenses ..............        7              4              6             2            4             2             10
Other ...........................       72             18             27             6           14             7             45
                                  ------------------------------------------------------------------------------------------------
Total Expenses ..................    1,753          1,602          2,262           716        1,456           741          4,572
                                  ------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ....   20,660         19,302         19,642         5,802          451          (110)         2,890
                                  ------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from
 security transactions ..........                   3,142          2,175           743       27,222        (1,437)        36,980
Net realized gain from futures
 contracts ......................                                  4,152         2,259                                        56
Net realized foreign exchange
 gain ...........................                                    428           109                                     1,722
                                  ------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on
 Investments and Foreign
 Currency Transactions ..........                   3,142          6,755         3,111       27,222        (1,437)        38,758
                                  ------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) on investments...                    (924)         6,977           770       23,329         5,339         14,897
Net unrealized appreciation on
 futures contracts ..............                                  1,083           333
Net unrealized foreign exchange
 gain (loss) ....................                                    222            69                                        (4)
                                  ------------------------------------------------------------------------------------------------
Net Unrealized Gain (Loss) on
 Investments and Foreign
  Currency Transactions .........                    (924)         8,282         1,172       23,329         5,339         14,893
                                  ------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS ..                   2,218         15,037         4,283       50,551         3,902         53,651
                                  ------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ......  $20,660        $21,520        $34,679       $10,085      $51,002       $ 3,792        $56,541
                                  ================================================================================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                                Equity      Multi-                 Bond and     Equity       Inter-    Emerging
                                                Income     Strategy     Equity      Income      Index       national    Markets
                                               Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                               ---------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld ....  $  9,273    $  2,558    $  2,163                 $ 10,571   $ 15,529    $ 1,285
Interest ....................................       777       8,831       1,459     $ 6,899          877      2,587        472
Other .......................................                                 2                                  25         32
                                               --------------------------------------------------------------------------------
Total Investment Income .....................    10,050      11,389       3,624       6,899       11,448     18,141      1,789
                                               --------------------------------------------------------------------------------
EXPENSES
Advisory fees ...............................     4,063       1,866       1,819         569        1,081      5,353        868
Custodial fees ..............................        68          58          27          10           85        724        224
Recordkeeping fees ..........................       136          63          68          29          140        160         42
Trustees fees ...............................        10           4           4           1            9         16          1
Legal fees ..................................         9           5           5           2            9         41          2
Printing expenses ...........................        29          14          13           5           27         85          4
Insurance expenses ..........................        11           5           5           2           11         12          1
Other .......................................        48          21          21           5           49        132         16
                                               --------------------------------------------------------------------------------
Total Expenses ..............................     4,374       2,036       1,962         623        1,411      6,523      1,158
                                               --------------------------------------------------------------------------------
NET INVESTMENT INCOME .......................     5,676       9,353       1,662       6,276       10,037     11,618        631
                                               --------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) from security
 transactions ...............................   109,959      30,457      22,274         245        6,168     64,106     (9,420)
Net realized gain from futures contracts ....                    36                                1,994
Net realized foreign exchange gain (loss) ...                    10                                            (583)      (118)
                                               --------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments and
 Foreign Currency Transactions ..............   109,959      30,503      22,274         245        8,162     63,523     (9,538)
                                               --------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 on investments .............................    28,343      10,107      18,430       8,892      143,741    (38,341)     3,437
Net unrealized appreciation on futures
 contracts ..................................                    39                                  264
Net unrealized foreign exchange gain
 (loss) .....................................                    (3)                                          5,683         (8)
                                               --------------------------------------------------------------------------------
Net Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions ..........    28,343      10,143      18,430       8,892      144,005    (32,658)     3,429
                                               --------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS ...............................   138,302      40,646      40,704       9,137      152,167     30,865     (6,109)
                                               --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ..................  $143,978     $49,999     $42,366     $15,413     $162,204   $ 42,483    $(5,478)
                                               ================================================================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                                     High                    Govern-
                                       Money         Yield       Managed      ment                     Agressive     Growth
                                       Market        Bond         Bond       Securities    Growth        Equity        LT
                                      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                      ---------------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss) .......  $  20,660     $ 19,302     $ 19,642    $  5,802     $    451     $   (110)    $  2,890
Net realized gain (loss) on
 investments and foreign currency
 transactions ......................                   3,142        6,755       3,111       27,222       (1,437)      38,758
Net unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions .....                    (924)       8,282       1,172       23,329        5,339       14,893
                                      ---------------------------------------------------------------------------------------
Net Increase In Net Assets
 Resulting From Operations .........     20,660       21,520       34,679      10,085       51,002        3,792       56,541
                                      ---------------------------------------------------------------------------------------
Net Equalization Credits ...........      1,437        2,059        4,541         317           90                        76
                                      ---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ..............    (20,660)     (19,302)     (19,640)     (5,801)        (452)                   (2,942)
Capital gains ......................                  (1,910)        (954)                 (19,532)                  (22,869)
                                      ---------------------------------------------------------------------------------------
Net Decrease In Net Assets
 Resulting From Distributions To
 Shareholders ......................    (20,660)     (21,212)     (20,594)     (5,801)     (19,984)                  (25,811)
                                      ---------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares .......    690,898      162,156      195,944      45,249       69,253      110,504      235,290
Dividend reinvestments .............     20,507       20,906       20,178       5,754       19,942                    25,808
Cost of shares repurchased .........   (583,530)     (59,048)     (26,443)    (23,246)     (41,803)     (41,393)     (52,911)
                                      ---------------------------------------------------------------------------------------

Net Increase In Net Assets Derived
 From Capital Share Transactions ...    127,875      124,014      189,679      27,757       48,112       69,111      208,187
                                      ---------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS .........    129,312      126,381      208,305      32,358       79,220       72,903      238,993
                                      ---------------------------------------------------------------------------------------

NET ASSETS

Beginning of Year ..................    322,193      184,744      260,270      97,542      167,335       49,849      438,154
                                      ---------------------------------------------------------------------------------------
End of Year ........................  $ 451,505     $311,125     $468,575    $129,900     $246,555     $122,752     $677,147
                                      =======================================================================================

See Notes to Financial Statements.

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                           Equity        Multi-                    Bond and     Equity        Inter-      Emerging
                                           Income       Strategy       Equity       Income      Index        national     Markets
                                          Portfolio     Portfolio    Portfolio     Portfolio   Portfolio    Portfolio    Portfolio
                                          ----------------------------------------------------------------------------------------
OPERATIONS

Net investment income ...................  $  5,676     $  9,353     $  1,662      $  6,276    $ 10,037     $  11,618     $    631
Net realized gain (loss) on investments
  and foreign currency transactions .....   109,959       30,503       22,274           245       8,162        63,523       (9,538)
Net unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .........    28,343       10,143       18,430         8,892     144,005       (32,658)       3,429
                                           ---------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets
  Resulting From Operations .............   143,978       49,999       42,366        15,413     162,204        42,483       (5,478)
                                           ---------------------------------------------------------------------------------------
Net Equalization Credits ................       568          798           51            67       1,230         5,783          347
                                           ---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ...................    (5,679)      (9,350)      (1,662)       (5,976)    (10,035)      (13,090)        (485)
Capital gains ...........................   (32,179)     (13,352)      (8,550)       (1,251)    (18,953)      (10,845)
                                           ---------------------------------------------------------------------------------------

Net Decrease In Net Assets Resulting
  From Distributions To Shareholders ....   (37,858)     (22,702)     (10,212)       (7,227)    (28,988)      (23,935)        (485)
                                           ---------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares ............   278,009      109,696      120,828        36,207     411,759       397,019      121,955
Dividend reinvestments ..................    37,734       22,563       10,208         7,213      28,899        23,584          483
Cost of shares repurchased ..............   (45,581)     (18,845)     (52,995)      (20,976)    (94,380)     (134,917)     (61,480)
                                           ---------------------------------------------------------------------------------------
Net Increase In Net Assets Derived
  From Capital Share Transactions .......   270,162      113,414       78,041        22,444     346,278       285,686       60,958
                                           ---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ..............   376,850      141,509      110,246        30,697     480,724       310,017       55,342
                                           ---------------------------------------------------------------------------------------

NET ASSETS

Beginning of Year .......................   429,262      225,619      207,897        81,810     393,412       454,019       44,083
                                           ---------------------------------------------------------------------------------------
End of Year .............................  $806,112     $367,128     $318,143      $112,507    $874,136     $ 764,036     $ 99,425
                                           =======================================================================================

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
(In thousands)

                                                      High                      Govern-
                                        Money         Yield       Managed        ment                    Agressive     Growth
                                        Market        Bond         Bond        Securities    Growth       Equity         LT
                                       Portfolio    Portfolio    Portfolio     Portfolio    Portfolio   Portfolio(1)  Portfolio
                                       ----------------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss) ........  $   7,747     $ 10,838     $ 10,226     $  4,308     $    645      $   (21)    $  2,338
Net realized gain (loss) on
 investments and foreign currency
 transactions .......................                   1,923        1,697         (256)      19,497       (1,600)      22,618
Net unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ......                   2,664       (1,646)      (1,011)      11,461        2,321       22,408
                                       ---------------------------------------------------------------------------------------
Net Increase In Net Assets
 Resulting From Operations ..........      7,747       15,425       10,277        3,041       31,603          700       47,364
                                       ---------------------------------------------------------------------------------------
Net Equalization Credits ............      1,785        1,582        3,447          515           33            5           38
                                       ---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ...............     (7,747)     (10,886)     (10,236)      (4,293)        (644)         (10)      (2,683)
Capital gains .......................                    (990)      (2,885)      (1,520)      (8,911)                       (1)
                                       ---------------------------------------------------------------------------------------
Net Decrease In Net Assets Resulting
 From Distributions To Shareholders .     (7,747)     (11,876)     (13,121)      (5,813)      (9,555)         (10)      (2,684)
                                       ---------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares ........    499,519      118,107      126,408       47,342       51,319       58,221      263,137
Dividend reinvestments ..............      7,708       11,655       12,825        5,743        9,535           10        2,684
Cost of shares repurchased ..........   (282,768)     (34,574)      (6,558)     (13,053)     (45,341)      (9,077)     (73,170)
                                       ---------------------------------------------------------------------------------------

Net Increase In Net Assets Derived
 From Capital Share Transactions ....    224,459       95,188      132,675       40,032       15,513       49,154      192,651
                                       ---------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS ..........    226,244      100,319      133,278       37,775       37,594       49,849      237,369
                                       ---------------------------------------------------------------------------------------

NET ASSETS

Beginning of Year ...................     95,949       84,425      126,992       59,767      129,741                   200,785
                                       ---------------------------------------------------------------------------------------
End of Year .........................  $ 322,193     $184,744     $260,270     $ 97,542     $167,335      $49,849     $438,154
                                       =======================================================================================

(1) Operations commenced on April 1, 1996.

See Notes to Financial Statements.

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1996
(In thousands)

                                            Equity       Multi-                    Bond and     Equity        Inter-      Emerging
                                            Income      Strategy       Equity       Income      Index        national     Markets
                                           Portfolio    Portfolio    Portfolio     Portfolio   Portfolio    Portfolio   Portfolio(1)
                                           -----------------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss) ............  $  3,994     $  5,751     $     75       $ 4,620     $  5,021     $  6,946      $   (20)
Net realized gain (loss) on investments
  and foreign currency transactions .....    32,381       13,070        8,582         1,519       18,853       10,446         (644)
Net unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .........    21,020        2,669       26,890        (5,614)      28,126       45,097          (93)
                                           -----------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets
  Resulting From Operations .............    57,395       21,490       35,547           525       52,000       62,489         (757)
                                           -----------------------------------------------------------------------------------------
Net Equalization Credits ................       709          592                         92          849        4,102          142
                                           -----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ...................    (3,990)      (5,801)        (108)       (4,620)      (5,026)      (6,416)
Capital gains ...........................   (11,862)      (6,758)      (8,289)         (138)      (4,465)      (2,081)
                                           -----------------------------------------------------------------------------------------

Net Decrease In Net Assets Resulting
  From Distributions To Shareholders ....   (15,852)     (12,559)      (8,397)       (4,758)      (9,491)      (8,497)
                                           -----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares ............   189,264       78,163       84,432        33,815      223,444      228,466       45,106
Dividend reinvestments ..................    15,797       12,483        8,397         4,752        9,463        8,403
Cost of shares repurchased ..............   (24,704)      (9,051)     (20,218)       (9,469)     (20,372)     (23,143)        (408)
                                           -----------------------------------------------------------------------------------------
Net Increase In Net Assets Derived
  From Capital Share Transactions .......   180,357       81,595       72,611        29,098      212,535      213,726       44,698
                                           -----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ..............   222,609       91,118       99,761        24,957      255,893      271,820       44,083
                                           -----------------------------------------------------------------------------------------

NET ASSETS

Beginning of Year .......................   206,653      134,501      108,136        56,853      137,519      182,199
                                           -----------------------------------------------------------------------------------------
End of Year .............................  $429,262     $225,619     $207,897       $81,810     $393,412     $454,019      $44,083
                                           =========================================================================================

(1) Operations commenced on April 1, 1996.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                                                --------------------------------------------------------------------------------
                                                INVESTMENT ACTIVITIES                          DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
                          NET ASSET                    NET REALIZED     TOTAL        DIVIDENDS
                          VALUE,         NET           AND UNREALIZED   FROM         (FROM NET     DISTRIBUTIONS
FOR THE YEAR ENDED        BEGINNING      INVESTMENT    GAIN (LOSS)      INVESTMENT   INVESTMENT    (FROM CAPITAL   TOTAL
  DECEMBER 31,            OF YEAR        INCOME        ON SECURITIES    OPERATIONS   INCOME)       GAINS)          DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
----------------------
1997                       $10.04        $0.51            $0.01          $0.52        $(0.50)           -           $(0.50)
1996                        10.02         0.47             0.02           0.49         (0.47)           -            (0.47)
1995                        10.03         0.54              -             0.54         (0.55)           -            (0.55)
1994                         9.99         0.33             0.04           0.37         (0.33)           -            (0.33)
1993                         9.96         0.23             0.03           0.26         (0.23)           -            (0.23)
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
-------------------------
1997                        $9.94        $0.78            $0.12          $0.90        $(0.77)        $(0.09)         $(0.86)
1996                         9.79         0.79             0.25           1.04         (0.79)         (0.10)          (0.89)
1995                         8.91         0.76             0.88           1.64         (0.76)           -             (0.76)
1994                         9.67         0.73            (0.70)          0.03         (0.73)         (0.06)          (0.79)
1993                         9.24         0.86             0.77           1.63         (0.86)         (0.34)          (1.20)
----------------------------------------------------------------------------------------------------------------------------------
MANAGED BOND PORTFOLIO
----------------------
1997                       $10.75        $0.59            $0.44          $1.03        $(0.60)       $(0.04)          $(0.64)
1996                        11.10         0.59            (0.15)          0.44         (0.57)        (0.22)           (0.79)
1995                         9.90         0.65             1.19           1.84         (0.64)          -              (0.64)
1994                        10.89         0.50            (0.98)         (0.48)        (0.50)        (0.01)           (0.51)
1993                        10.62         0.52             0.70           1.22         (0.52)        (0.43)           (0.95)
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
---------------------
PORTFOLIO
---------
1997                       $10.38        $0.53           $0.42           $0.95        $(0.55)          -             $(0.55)
1996                        10.84         0.56           (0.27)           0.29         (0.53)       $(0.22)           (0.75)
1995                         9.64         0.58            1.19            1.77         (0.57)          -              (0.57)
1994                        10.64         0.44           (0.99)          (0.55)        (0.44)        (0.01)           (0.45)
1993                        10.48         0.34            0.78            1.12         (0.34)        (0.62)           (0.96)
----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
----------------
1997                       $21.45        $0.05           $5.65            $5.70       $(0.05)       $(2.49)          $(2.54)
1996                        18.57         0.08            4.11             4.19        (0.09)        (1.22)           (1.31)
1995                        14.90         0.15            3.67             3.82        (0.15)          -              (0.15)
1994                        18.20         0.10           (2.01)           (1.91)       (0.10)        (1.29)           (1.39)
1993                        15.76         0.08            3.37             3.45        (0.08)        (0.93)           (1.01)
----------------------------------------------------------------------------------------------------------------------------------

                      ------------------------------------------------------------------------------------------------------------
                                                                   RATIOS / SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       RATIO OF
                                                                                       NET
                                                                          RATIO OF     INVESTMENT                  AVERAGE
                       NET ASSET                          NET ASSETS,     EXPENSES     INCOME TO      PORTFOLIO    COMMISSIONS
FOR THE YEAR ENDED     VALUE,                             END OF YEAR     TO AVERAGE   AVERAGE        TURNOVER     PAID PER SHARE
  DECEMBER 31,         END OF YEAR        TOTAL RETURN    (IN THOUSANDS)  NET ASSETS   NET ASSETS     RATE          (1)
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
----------------------
1997                    10.06              5.28%          $451,505          0.44%        5.17%           N/A             N/A
1996                    10.04              5.07%           322,193          0.50%        4.93%           N/A             N/A
1995                    10.02              5.54%            95,949          0.53%        5.41%           N/A             N/A
1994                    10.03              3.76%            94,150          0.64%        3.94%           N/A             N/A
1993                     9.99              2.58%            33,910          0.65%        2.56%           N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND
---------------
PORTFOLIO
---------
1997                    $9.98              9.44%          $311,125          0.65%        7.89%          103.19%          N/A
1996                     9.94             11.31%           184,744          0.71%        8.28%          120.06%          N/A
1995                     9.79             18.87%            84,425          0.77%        8.51%          127.31%          N/A
1994                     8.91              0.42%            25,338          0.88%        8.13%          141.86%          N/A
1993                     9.67             18.01%            16,017          0.75%        8.37%          185.83%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED BOND PORTFOLIO
----------------------
1997                   $11.14              9.92%          $468,575          0.66%        5.72%          230.87%          N/A
1996                    10.75              4.25%           260,270          0.71%        5.71%          386.16%          N/A
1995                    11.10             19.04%           126,992          0.76%        6.04%          191.39%          N/A
1994                     9.90             (4.36)%           53,219          0.84%        5.04%          127.95%          N/A
1993                    10.89             11.63%            43,116          0.75%        4.74%          163.11%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
---------------------
PORTFOLIO
---------
1997                   $10.78              9.48%          $129,900          0.66%        5.39%          203.01%          N/A
1996                    10.38              2.94%            97,542          0.72%        5.33%          307.13%          N/A
1995                    10.84             18.81%            59,767          0.82%        5.58%          298.81%          N/A
1994                     9.64             (5.10)%           21,489          0.88%        4.29%          232.99%          N/A
1993                    10.64             10.79%            23,584          0.75%        3.15%          402.37%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
----------------
1997                   $24.61             30.27%          $246,555          0.70%        0.22%           52.20%        $0.044
1996                    21.45             23.62%           167,335          0.76%        0.44%           70.22%         0.047
1995                    18.57             25.75%           129,741          0.79%        0.88%           46.76%         0.052
1994                    14.90            (10.49)%           81,451          0.86%        0.58%           40.42%          N/A
1993                    18.20             21.89%            77,405          0.71%        0.51%           35.08%          N/A
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements         See explanation of references on A-22

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                                                -----------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES                          DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                                 REALIZED
                                                                   AND                           DIVIDENDS
                                    NET ASSET        NET        UNREALIZED        TOTAL           (FROM     DISTRIBUTIONS
                                      VALUE,      INVESTMENT    GAIN (LOSS)       FROM              NET        (FROM
   FOR THE YEAR ENDED               BEGINNING       INCOME         ON          INVESTMENT       INVESTMENT     CAPITAL    RETURN OF
      DECEMBER 31,                   OF YEAR        (LOSS)      SECURITIES     OPERATIONS         INCOME)       GAINS)     CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO
---------------------------
1997                                   $10.78        $(0.01)        $ 0.41         $ 0.40              -             -        -
1996 (2)                                10.00          0.01           0.78           0.79           $(0.01)          -        -
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH LT PORTFOLIO
-------------------
1997                                   $16.50        $ 0.16         $ 1.51         $ 1.67           $(0.09)       $(0.77)     -
1996                                    14.12          0.14           2.37           2.51            (0.13)          -        -
1995                                    11.11          0.10           3.96           4.06            (0.10)        (0.95)     -
1994 (3)                                10.00          0.10           1.21           1.31            (0.12)        (0.08)     -
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------
1997                                   $20.45        $ 0.20         $ 5.35         $ 5.55           $(0.20)       $(1.33)     -
1996                                    18.21          0.24           3.15           3.39            (0.24)        (0.91)     -
1995                                    14.05          0.26           4.16           4.42            (0.26)          -        -
1994                                    15.52          0.20          (0.25)         (0.05)           (0.20)        (1.22)     -
1993                                    15.11          0.26           0.98           1.24            (0.26)        (0.57)     -
-----------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO
------------------------
1997                                   $14.75        $ 0.50         $ 2.23         $ 2.73           $(0.50)       $(0.80)     -
1996                                    14.20          0.48           1.20           1.68            (0.48)        (0.65)     -
1995                                    11.73          0.45           2.47           2.92            (0.45)          -        -
1994                                    12.66          0.32          (0.51)         (0.19)           (0.32)        (0.42)     -
1993                                    12.18          0.35           0.77           1.12            (0.35)        (0.29)     -
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO
----------------
1997                                   $21.07        $ 0.14         $ 3.58         $ 3.72           $(0.13)       $(0.77)     -
1996                                    17.52          0.02           4.71           4.73            (0.02)        (1.16)     -
1995                                    14.20          0.05           3.33           3.38            (0.06)          -        -
1994                                    14.94          0.32          (0.74)         (0.42)           (0.32)          -        -
1993                                    14.39          0.22           1.90           2.12            (0.22)        (0.81)  $(0.54)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTIONS                      RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RATIO OF NET
                                                                                                             INVESTMENT
                                                                                               RATIO OF        INCOME
                                                  NET ASSET                   NET ASSETS,     EXPENSES TO    (LOSS) TO
   FOR THE YEAR ENDED                 TOTAL         VALUE,         TOTAL      END OF YEAR     AVERAGE NET   AVERAGE NET
      DECEMBER 31,                DISTRIBUTIONS  END OF YEAR       RETURN    (IN THOUSANDS)    ASSETS (4)     ASSETS
------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO
---------------------------------
1997                                       -          $11.18        3.78%         $122,752          0.86%        (0.13)%
1996 (2)                                $(0.01)        10.78        7.86%           49,849          1.02%        (0.11)%
------------------------------------------------------------------------------------------------------------------------------
GROWTH LT PORTFOLIO
-------------------
1997                                    $(0.86)       $17.31       10.96%         $677,147          0.82%          0.52%
1996                                     (0.13)        16.50       17.87%          438,154          0.87%          0.74%
1995                                     (1.05)        14.12       36.75%          200,785          0.94%          0.90%
1994 (3)                                 (0.20)        11.11       13.25%           49,374          1.08%          1.32%
------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------
1997                                    $(1.53)       $24.47       28.60%         $806,112          0.70%          0.91%
1996                                     (1.15)        20.45       19.43%          429,262          0.75%          1.31%
1995                                     (0.26)        18.21       31.66%          206,653          0.83%          1.59%
1994                                     (1.42)        14.05      (0.28)%           75,083          0.94%          1.39%
1993                                     (0.83)        15.52        8.29%           33,356          0.75%          1.74%
------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO
------------------------
1997                                    $(1.30)       $16.18       19.62%         $367,128          0.71%          3.25%
1996                                     (1.13)        14.75       12.56%          225,619          0.78%          3.37%
1995                                     (0.45)        14.20       25.25%          134,501          0.84%          3.49%
1994                                     (0.74)        11.73      (1.50)%           79,147          0.94%          2.78%
1993                                     (0.64)        12.66        9.25%           41,448          0.75%          3.01%
------------------------------------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO
----------------
1997                                    $(0.90)       $23.89       18.18%         $318,143          0.70%          0.59%
1996                                     (1.18)        21.07       28.03%          207,897          0.74%          0.05%
1995                                     (0.06)        17.52       23.80%          108,136          0.80%          0.27%
1994                                     (0.32)        14.20      (2.87)%           73,125          0.96%          2.19%
1993                                     (1.57)        14.94       16.06%           84,791          0.93%          1.52%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                         RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------
   FOR THE YEAR ENDED                 PORTFOLIO      AVERAGE COMMISSIONS
      DECEMBER 31,                  TURNOVER RATE     PAID PER SHARE (1)
-------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO
---------------------------------
1997                                      189.21%                $0.054
1996 (2)                                   79.86%                 0.051
-------------------------------------------------------------------------
GROWTH LT PORTFOLIO
-------------------
1997                                      145.17%                $0.046
1996                                      147.02%                 0.045
1995                                      165.83%                 0.052
1994 (3)                                  257.20%                   N/A
-------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------
1997                                      105.93%                $0.045
1996                                       94.95%                 0.048
1995                                       86.47%                 0.048
1994                                      134.57%                   N/A
1993                                       27.67%                   N/A
-------------------------------------------------------------------------
MULTI-STRATEGY PORTFOLIO
------------------------
1997                                       71.89%                $0.045
1996                                      132.94%                 0.048
1995                                      176.45%                 0.048
1994                                      187.40%                   N/A
1993                                       27.87%                   N/A
-------------------------------------------------------------------------
EQUITY PORTFOLIO
----------------
1997                                      159.88%                $0.060
1996                                       90.98%                 0.060
1995                                      226.45%                 0.060
1994                                      178.63%                   N/A
1993                                      229.77%                   N/A
-------------------------------------------------------------------------

See Notes to Financial Statements         See explanation of references on A-22

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR WERE AS FOLLOWS:

                                           -----------------------------------------------------------------------------------------
                                            INVESTMENT ACTIVITIES                                         DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                 NET                             REALIZED
                             ASSET VALUE,        NET          AND UNREALIZED        TOTAL           DIVIDENDS (FROM  DISTRIBUTIONS
FOR THE YEAR ENDED            BEGINNING      INVESTMENT        GAIN (LOSS)     FROM INVESTMENT     NET INVESTMENT   FROM CAPITAL
  DECEMBER 31,                 OF YEAR       INCOME (LOSS)     ON SECURITIES      OPERATIONS          INCOME) (5)       GAINS)
------------------------------------------------------------------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO
-------------------------
1997                           $12.05          $ 0.80             $ 1.05           $ 1.85             $(0.76)             $(0.17)
1996                            13.02            0.79              (0.94)           (0.15)             (0.79)              (0.03)
1995                            10.42            0.82               2.59             3.41              (0.81)                  -
1994                            13.05            0.83              (1.87)           (1.04)             (0.83)              (0.53)
1993                            11.70            0.87               1.35             2.22              (0.87)                  -
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
----------------------
1997                           $20.42          $ 0.37             $ 6.13           $ 6.50             $(0.37)             $(0.84)
1996                            17.45            0.37               3.42             3.79              (0.37)              (0.45)
1995                            13.02            0.34               4.43             4.77              (0.34)                  -
1994                            13.24            0.30              (0.18)            0.12              (0.30)              (0.04)
1993                            12.43            0.29               0.86             1.15              (0.29)              (0.05)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
1997                           $15.40          $ 0.41             $ 1.00           $ 1.41             $(0.29)             $(0.31)
1996                            12.93            0.28               2.54             2.82              (0.23)              (0.12)
1995                            11.94            0.33               0.91             1.24              (0.25)                  -
1994                            12.09            0.07               0.30             0.37              (0.07)              (0.45)
1993                             9.38            0.09               2.73             2.82              (0.11)                  -
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------
1997                           $ 9.68          $ 0.06             $(0.22)          $(0.16)            $(0.05)                  -
1996 (2)                        10.00           (0.02)             (0.30)           (0.32)                 -                   -
------------------------------------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
                                                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NET          RATIO OF         RATIO OF
                                                             NET                      ASSETS,        EXPENSES       NET INVESTMENT
FOR THE YEAR ENDED          RETURN OF       TOTAL        ASSET VALUE,     TOTAL     END OF YEAR     TO AVERAGE     INCOME TO AVERAGE
 DECEMBER 31,                CAPITAL    DISTRIBUTIONS    END OF YEAR      RETURN  (IN THOUSANDS)  NET ASSETS (4)      NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO
-------------------------
1997                           -          $(0.93)         $12.97           16.32%    $112,507          0.66%            6.62%
1996                           -           (0.82)          12.05           (0.80)%     81,810          0.71%            6.74%
1995                           -           (0.81)          13.02           33.71%      56,853          0.80%            6.93%
1994                      $(0.23)          (1.59)          10.42           (8.36)%     34,078          0.93%            7.25%
1993                           -           (0.87)          13.05           19.39%      43,223          0.84%            6.86%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
----------------------
1997                           -          $(1.21)         $25.71           32.96%    $874,136          0.23%            1.61%
1996                           -           (0.82)          20.42           22.36%     393,412          0.31%            2.05%
1995                           -           (0.34)          17.45           36.92%     137,519          0.42%            2.26%
1994                           -           (0.34)          13.02            1.05%      40,612          0.51%            2.37%
1993                           -           (0.34)          13.24            9.38%      33,836          0.50%            2.34%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
1997                           -          $(0.60)         $16.21            9.28%    $764,036          1.02%            1.81%
1996                           -           (0.35)          15.40           21.89%     454,019          1.07%            2.28%
1995                           -           (0.25)          12.93           10.56%     182,199          1.12%            1.87%
1994                           -           (0.52)          11.94            3.01%      75,971          1.22%            1.28%
1993                           -           (0.11)          12.09           30.02%      30,574          1.04%            0.92%
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------
1997                           -          $(0.05)         $ 9.47           (1.69)%   $ 99,425          1.46%            0.80%
1996 (2)                       -               -            9.68           (3.23)%     44,083          2.18%           (0.11)%
------------------------------------------------------------------------------------------------------------------------------------

                              -------------------------------------------
                                        RATIOS/ SUPPLEMENTAL DATA
                              -------------------------------------------
FOR THE YEAR ENDED                PORTFOLIO        AVERAGE COMMISSIONS
 DECEMBER 31,                   TURNOVER RATE       PAID PER SHARE (1)
-------------------------------------------------------------------------
BOND AND INCOME PORTFOLIO
-------------------------
1997                                15.32%                 N/A
1996                                26.50%                 N/A
1995                                51.84%                 N/A
1994                                31.97%                 N/A
1993                                41.92%                 N/A
-------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
----------------------
1997                                 2.58%               $0.022
1996                                20.28%                0.024
1995                                 7.52%                0.026
1994                                 2.02%                 N/A
1993                                 1.15%                 N/A
-------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO
-----------------------
1997                                84.34%               $0.004
1996                                20.87%                0.001
1995                                16.07%                0.018
1994                                52.22%                 N/A
1993                                46.48%                 N/A
-------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------
1997                                69.60%               $0.002
1996 (2)                            47.63%                0.001
-------------------------------------------------------------------------

     (1) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected separately in the Fund's statements of operations. Fixed-income transactions are excluded.

     (2) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996. The ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.

     (3) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994. The ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.

     (4) The years prior to 1994 have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends for the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio and the International Portfolio.

     (5) The distributions from net investment income for 1993 for the Bond and Income Portfolio and the International Portfolio include dividends in excess of net investment income of $0.01 and $0.02, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                    ------          -----
COMMERCIAL PAPER - 99.99%

Allied Signal Inc
   5.830% due 01/13/98             $10,000,000   $  9,980,567
   6.050% due 01/06/98 ~             1,300,000      1,298,908
American General Finance
   5.810% due 01/08/98              13,500,000     13,484,749
American Greetings Corp
   5.810% due 01/12/98               8,000,000      7,985,798
Americredit Auto
   5.790% due 06/12/98               2,267,819      2,267,819
Assoc Manufactured Housing
   5.670% due 10/15/98               7,070,555      7,070,555
Avnet Inc
   5.750% due 02/09/98               5,000,000      4,968,854
   5.820% due 02/13/98               5,000,000      4,965,242
Baltimore Gas & Electric
   5.870% due 01/16/98               7,000,000      6,982,879
   5.970% due 01/13/98               6,200,000      6,187,662
BankAmerica Manufacture Trust III
   5.825% due 12/10/98              14,447,661     14,447,661
Bemis Co Inc
   5.920% due 01/21/98              15,000,000     14,950,667
Cincinnati Bell Inc
   5.900% due 01/13/98 ~             5,000,000      4,990,167
Copelco Cap Fund
   5.809% due 07/20/98               6,938,358      6,938,358
Dayton Power & Light Co
   5.900% due 01/14/98               7,000,000      6,985,086
   6.250% due 01/06/98              13,000,000     12,988,715
Dow Jones & Co
   6.130% due 01/07/98               7,900,000      7,891,929
Duquesne Light Co 1st Mtg
   6.150% due 02/12/98               5,000,000      5,000,976
Eaton Corp
   5.850% due 01/14/98 ~            10,000,000      9,978,875
Equitable Resources
   5.815% due 01/16/98 ~            13,500,000     13,467,291
   5.900% due 01/21/98 ~             5,000,000      4,983,611
FHLB Reset Note
   5.263% due 03/06/98              15,000,000     14,998,334
Fluor Corp
   5.880% due 01/15/98              10,380,000     10,356,264
Ford Credit Auto
   5.748% due 10/15/98              11,360,425     11,360,425
Ford Motor Credit Co
   5.800% due 01/05/98              10,000,000      9,993,556
   5.820% due 01/07/98               5,000,000      4,995,150
   6.000% due 01/06/98               5,000,000      4,995,833
GE Capital
   5.830% due 01/09/98              10,000,000      9,987,044
   5.880% due 01/15/98              10,000,000      9,977,133
Greentree Manufactured Housing
   5.889% due 05/15/98               2,357,276      2,357,276
Heller Equipment Trust
   5.733% due 09/25/98               6,644,460      6,644,460
Hyundai Motor
   5.720% due 01/12/98               6,000,000      5,989,513
   5.870% due 01/07/98              10,000,000      9,990,217
Johnson Controls Inc
   5.920% due 01/20/98 ~            15,000,000     14,953,133
Michigan Csd Gas Co
   5.720% due 01/09/98               5,000,000      4,993,644
Monsanto Co
   6.250% due 01/09/98 ~            10,000,000      9,986,111
New England Power Co
   6.150% due 01/08/98               1,500,000      1,498,206
Northern Indiana Public Service
   5.850% due 01/21/98               5,500,000      5,482,125
Parker-Hannifin Corp
   6.200% due 01/05/98                 350,000        349,759
PHH Co
   5.628% due 07/27/98              20,000,000     20,001,056
Questar Corp
   5.770% due 01/23/98              12,000,000     11,957,687
   5.850% due 01/27/98               8,000,000      7,966,200
Rubbermaid Inc
   5.750% due 01/20/98 ~            15,000,000     14,954,479
Sherwin-Williams Co
   5.850% due 01/06/98 ~             5,000,000      4,995,937
Snap On Tools Corp
   5.800% due 01/20/98 ~            10,000,000      9,969,389
   5.900% due 01/22/98 ~             5,000,000      4,982,792
Societe Generale N.A.
   6.000% due 01/15/98              10,900,000     10,874,567
Southwest Public Service
   5.700% due 01/09/98              10,000,000      9,987,333
   5.900% due 01/30/98               7,000,000      6,966,731
Triangle Fund
   5.000% due 11/15/98              20,000,000     20,000,000
Union Accept Trust
   6.210% due 09/10/98               1,981,726      1,981,726
Warner-Lambert Co
   6.600% due 01/02/98                 900,000        899,835
Weyerhaeuser Re
   5.800% due 01/16/98               8,000,000      7,980,667
WFS Financial Auto Trust
   5.910% due 12/20/98              10,000,000      9,999,063
                                                --------------

Total Commercial Paper                            450,242,014
                                                --------------

See Notes to Financial Statements           See explanation of symbols on A-65

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 1997
---------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT        VALUE
                                          ------        -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.01%

State Street Bank and Trust
   4.250% due 01/02/98
   (Dated 12/31/97, repurchase price
   of $34,008; collateralized by U.S.
   Treasury Notes - market value
   $35,272 and due 01/31/01)             $34,000  $      34,000
                                                  -------------


Total Securities Held Under Repurchase                   34,000
                                                  -------------
    Agreement

Total  Short-Term Investments                       450,276,014
                                                  -------------
   at Amortized Cost


TOTAL MONEY MARKET PORTFOLIO                      $ 450,276,014
                                                  -------------
    (COST $450,276,014)

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
------------------------------------------------------------------------------

                                                                       MARKET
                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCKS - 0.04%

CONSUMER DISCRETIONARY - 0.04%

Globalstar Telecommunications
    Warrants *                                          1,250    $   127,500
                                                               --------------
                                                                     127,500
                                                               --------------
HEALTH CARE - 0.00%

Crescendo Pharmaceuticals Corp *                          363          4,197
                                                               --------------
                                                                       4,197
                                                               --------------

Total Common Stocks (Cost $4,174)                                    131,697
                                                               --------------


PREFERRED STOCKS - 0.56%

CONSUMER DISCRETIONARY - 0.56%

Cablevision Systems PIK 'M'                             9,213      1,066,440
Time Warner                                             5,940        652,500
                                                               --------------

Total Preferred Stocks (Cost $1,260,016)                           1,718,940
                                                               --------------


CONVERTIBLE PREFERRED STOCKS - 0.31%

CONSUMER DISCRETIONARY - 0.18%

Hilton Hotels                                          20,000        562,500
                                                               --------------
                                                                     562,500
                                                               --------------
Technology - 0.13%

Elsag Bailey ~                                         10,000        397,500
                                                               --------------
                                                                     397,500
                                                               --------------

Total Convertible Preferred Stocks (Cost $813,700)                   960,000
                                                               --------------

                                                  PRINCIPAL       MARKET
                                                   AMOUNT          VALUE
                                                   ------          -----
CORPORATE BONDS & NOTES - 66.72%

CAPITAL GOODS - 4.91%

BE Aerospace
    9.750% due 03/01/03                            $1,500,000      1,578,750
    9.875% due 02/01/06                             3,500,000      3,710,000
Imperial Holly Corp
    9.750% due 12/15/07 ~                           1,500,000      1,516,875
K&F Industries
    9.250% due 10/15/07 ~                           1,000,000      1,030,000
Portola Packaging
    10.750% due 10/01/05                            1,020,000      1,078,650
Scotsman Industries
    8.625% due 12/15/07                             1,500,000      1,511,250
United Defense Industries Inc
    8.750% due 11/15/07 ~                          $4,000,000   $  4,045,000
Westinghouse Air Brake
    9.375% due 06/15/05                               500,000        522,500
                                                               --------------
                                                                  14,993,025
                                                               --------------
Consumer Discretionary - 27.82%

Ameriserve Food Distribution
    8.875% due 10/15/06 ~                           2,000,000      2,020,000
    10.125% due 07/15/07                            1,000,000      1,055,000
Cablevision Systems Corp
    7.875% due 12/15/07                             1,500,000      1,537,500
    8.125% due 08/15/09 ~                           1,500,000      1,552,500
    9.875% due 05/15/06                             2,000,000      2,175,000
Capstar Hotel
    8.750% due 08/15/07 ~                           1,500,000      1,552,500
Comcast Corp
    9.1258% due 10/15/06                            1,500,000      1,627,500
Fox Kids Worldwide
    9.250% due 11/01/07 ~                           3,000,000      2,917,500
Fox Liberty Net
    8.875% due 08/15/07 ~                           3,000,000      3,015,000
Garden State Newspapers
    8.750% due 10/01/09 ~                           2,000,000      2,017,500
Globalstar Telecommunications
    10.750% due 11/01/04 ~                          1,500,000      1,470,000
    11.250% due 06/15/04                            1,000,000      1,007,500
    11.375% due 02/15/04                            1,250,000      1,268,750
Gray Communications System
    10.625% due 10/01/06                            1,000,000      1,087,500
Hammons Hotels (John Q.)
    8.875% due 02/15/04                               500,000        513,750
    9.750% due 10/01/05                             3,000,000      3,180,000
Harrahs Operating Inc
    8.750% due 03/15/00                             1,000,000      1,025,000
HMH Properties
    8.875% due 07/15/07                             1,000,000      1,055,000
Hollinger International Publishing
    8.625% due 03/15/05                             2,000,000      2,080,000
    9.250% due 02/01/06                               500,000        527,500
Holmes Products
    9.875% due 11/15/01 ~                           1,000,000      1,022,500
Interface Inc
    9.500% due 11/15/05                             3,000,000      3,225,000
Intermedia Communications
    8.500% due 01/15/08 ~                           5,000,000      5,025,000
    8.875% due 11/01/07 ~                           4,000,000      4,130,000
Jacor Communications
    8.750% due 06/15/07                             1,000,000      1,022,500
Katz Media Corp
    10.500% due 01/15/07                            1,500,000      1,661,250
K-III Communications
    8.500% due 02/01/06                             2,500,000      2,550,000
Lenfest Communications Inc
    8.375% due 11/01/05                             1,500,000      1,545,000
Loewen Group International Inc
    8.250% due 10/15/03                             2,000,000      2,125,000

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                   PRINCIPAL       MARKET
                                    AMOUNT          VALUE
                                    ------          -----
Optel Inc
    13.000% due 02/15/05           $   500,000   $    532,500
Pegasus Communication 'A'
    9.625% due 10/15/05 ~            1,000,000      1,030,000
Pillowtex Corp
    9.000% due 12/15/07 ~              500,000        515,000
Prime Hospitality
    9.750% due 04/01/07              3,000,000      3,217,500
RCN Corp
    10.000% due 10/15/07 ~           1,000,000      1,042,500
Rose Hills Acquisition Corp
    9.500% due 11/15/04              3,500,000      3,657,500
SCI Television
    11.000% due 06/30/05             1,000,000      1,033,130
Showboat Inc
    9.250% due 05/01/08              1,500,000      1,605,000
Sinclair Broadcasting
    8.750% due 12/15/07              1,000,000      1,005,000
    9.000% due 07/15/07              3,000,000      3,075,000
Sprint Spectrum
    11.000% due 08/15/06             2,350,000      2,655,500
Station Casino
    9.625% due 06/01/03              2,000,000      2,080,000
Sun International
    9.000% due 03/15/07              2,000,000      2,065,000
Teleport Communications
    9.875% due 07/01/06              3,000,000      3,382,500
Viacom International Inc
    10.250% due 09/15/01             1,000,000      1,101,815
Young Broadcasting
    8.750% due 06/15/07              2,000,000      1,990,000
                                                --------------
                                                   84,979,195
                                                --------------
CONSUMER STAPLES - 4.13%

Aurora Foods
    9.875% due 02/15/07 ~            2,000,000      2,120,000
B&G Foods Inc
    9.625% due 08/01/07 ~            1,000,000      1,012,500
Chiquita Brands International Inc
    9.125% due 03/01/04                500,000        521,250
    10.250% due 11/01/06             1,500,000      1,642,500
Quality Food Centers
    8.700% due 03/15/07              3,500,000      3,771,250
Ralphs Grocery Corp
    10.450% due 06/15/04             2,000,000      2,265,000
Southland Corp
    5.000% due 12/15/03              1,500,000      1,295,625
                                                --------------
                                                   12,628,125
                                                --------------
ENERGY - 8.13%

Armco Inc
    9.000% due 09/15/07              1,500,000      1,466,250
California Energy Inc
    9.875% due 06/30/03              1,500,000      1,628,588
    10.250% due 01/15/04             1,000,000      1,091,635
Calpine Corp
    8.750% due 07/15/07 ~            1,000,000      1,025,000
    10.500% due 05/15/06             1,500,000      1,635,000
Clark R&M Inc
    8.875% due 11/15/07 ~            1,500,000      1,522,500
Cross Timbers Oil Co
    8.750% due 11/01/09 ~            1,500,000      1,531,875
DI Industries
    8.875% due 07/01/07              3,500,000      3,640,000
Falcon Drilling Co
    8.875% due 03/15/03                500,000        526,875
Ferrellgas Partners L.P.
    9.375% due 06/15/06              2,000,000      2,120,000
Forcenergy Inc
    8.500% due 02/15/07              3,000,000      3,037,500
Giant Industries
    9.000% due 09/01/07 ~            1,000,000      1,000,000
    9.750% due 11/15/03              2,000,000      2,045,000
Trico Marine Services
    8.500% due 08/01/05 ~            2,000,000      2,037,500
Vintage Petroleum
    8.625% due 02/01/09                500,000        523,750
                                                --------------
                                                   24,831,473
                                                --------------
FINANCIAL & BUSINESS SERVICES - 2.59%

Bank United Corp
    8.875% due 05/01/07              2,500,000      2,734,375
CEI Citicorp Holdings
    9.750% due 02/14/07 ~            1,500,000      1,428,750
Iron Mountain Inc
    8.750% due 09/30/09 ~            1,000,000      1,027,500
    10.125% due 10/01/06             2,000,000      2,210,000
Salomon Inc Mtn
    6.100% due 06/15/00                250,000        249,255
    7.240% due 05/27/03                250,000        257,598
                                                --------------
                                                    7,907,478
                                                --------------
HEALTH CARE - 8.32%

Dade International Inc
    11.125% due 05/01/06             1,500,000      1,668,750
Genesis Health Care Ventures Inc
    9.250% due 10/01/06              4,000,000      4,095,000
    9.750% due 06/15/05                500,000        521,250
Integrated Health
    9.250% due 01/15/08 ~            2,000,000      2,040,000
    9.500% due 09/15/07 ~            2,000,000      2,060,000
    10.250% due 04/30/06             3,000,000      3,195,000
Magellan Health Services
    11.250% due 04/15/04             1,000,000      1,113,750
Paragon Health Networks
    9.500% due 11/01/07 ~            4,000,000      4,010,000
Tenet Healthcare Corp
    8.625% due 12/01/03              1,000,000      1,045,000
    8.625% due 01/15/07              3,000,000      3,105,000
    10.125% due 03/01/05               500,000        546,875
Vencor Inc
    8.625% due 07/15/07 ~            2,000,000      2,007,500
                                                --------------
                                                   25,408,125
                                                --------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                   PRINCIPAL       MARKET
                                    AMOUNT          VALUE
                                    ------          -----
MATERIALS & PROCESSING - 5.09%

AK Steel Corp
    9.125% due 12/15/06             $3,000,000   $  3,075,000
LTV Corp
    8.200% due 09/15/07 ~            4,000,000      3,920,000
Nortek Inc
    9.125% due 09/01/07 ~              500,000        510,000
Polymer Group Inc
    9.000% due 07/01/07              2,000,000      2,005,000
Ryerson Tull Inc
    9.125% due 07/15/06              1,000,000      1,080,000
Silgan Corp
    9.000% due 06/01/09                500,000        513,750
Wheeling Pittsburgh
    9.250% due 11/15/07 ~            3,000,000      2,910,000
Wyman-Gordon Co
    8.000% due 12/15/07              1,500,000      1,518,750
                                                --------------
                                                   15,532,500
                                                --------------
TECHNOLOGY - 0.34%

Dialogic Corp
    11.000% due 11/15/07 ~           1,000,000      1,042,500
                                                --------------
                                                    1,042,500
                                                --------------
TRANSPORTATION - 3.26%

Coach USA
    9.375% due 07/01/07 ~            1,500,000      1,539,375
Delco Remy International Inc
    10.625% due 08/01/06 ~           2,000,000      2,145,000
Hayes Wheels International
    9.125% due 07/15/07 ~            1,500,000      1,557,500
Kitty Hawk Inc
    9.950% due 11/15/04 ~            1,000,000      1,010,000
Newport News Shipbuilding
    9.250% due 12/01/06              1,500,000      1,595,624
Titan Wheel International
    8.750% due 04/01/07              2,000,000      2,105,000
                                                --------------
                                                    9,952,499
                                                --------------
UTILITIES - 2.13%

Vanguard Cellular
    9.375% due 04/15/06              4,500,000      4,657,500
Worldcom Inc
    9.375% due 01/15/04              1,743,000      1,847,562
                                                --------------
                                                    6,505,062
                                                --------------

Total Corporate Bonds & Notes
    (Cost $198,602,347)                           203,779,982
                                                --------------

CONVERTIBLE BONDS - 7.20%

CONSUMER DISCRETIONARY - 0.45%

DSC Communication Corp
    7.000% due 08/01/04 ~          $   500,000   $    472,500
The Learning Co
    5.500% due 11/01/00              1,000,000        887,500
                                                --------------
                                                     1,360,000
                                                --------------
CONSUMER STAPLES - 3.06%

AES Corp
    8.375% due 08/15/07              1,500,000      1,503,750
    8.500% due 11/01/07 ~            3,000,000      3,015,000
    10.250% due 07/15/06             4,000,000      4,350,000
Chiquita Brands International Inc
    7.000% due 03/28/01                500,000        475,000
                                                --------------
                                                    9,343,750
                                                --------------
FINANCIAL & BUSINESS SERVICES - 2.56%

AC International
    0.500% due 07/30/02              1,000,000        882,500
Filinvest Land Inc Corp
    3.750% due 08/01/99              2,000,000      1,460,000
FLI Capital
    3.750% due 08/01/99 ~            1,500,000      1,095,000
MBI Finance Ltd
    0.000% due 12/18/01 * ~          1,000,000        552,500
Peregrine Inv
    4.500% due 12/01/00              1,000,000        750,000
PIV Investment Finance Gtd
    4.500% due 12/01/00 ~            4,100,000      3,075,000
                                                --------------
                                                    7,815,000
                                                --------------
HEALTH CARE - 0.17%

Alza
    5.000% due 05/01/06                500,000        523,750
                                                --------------
                                                      523,750
                                                --------------
MATERIALS & PROCESSING - 0.70%

Ashanti Capital
    5.500% due 03/15/03              2,000,000      1,645,000
FMC Corp Euro
    6.750% due 01/16/05                500,000        495,000
                                                --------------
                                                    2,140,000
                                                --------------
TECHNOLOGY - 0.26%

Kent Electronics Corp
    4.500% due 09/01/04              1,000,000        800,000
                                                --------------
                                                      800,000
                                                --------------
Total Convertible Bonds
    (Cost $23,442,740)                             21,982,500
                                                --------------

See Notes to Financial Statements          See explanation of symbols on A-65

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                   PRINCIPAL       MARKET
                                    AMOUNT          VALUE
                                    ------          -----
FOREIGN BONDS - 14.82%

AUSTRALIA - 0.33%

Murrin Murrin
    9.375% due 08/31/07 ~           $1,000,000   $  1,000,000
                                                --------------
                                                    1,000,000
                                                --------------
BRAZIL - 0.46%

Globo Communicacoes PT 'B'
    10.500% due 12/20/06 ~           1,500,000      1,417,500
                                                --------------
                                                    1,417,500
                                                --------------
CANADA - 4.47%

CF Cable Tv
    9.125% due 07/15/07              1,000,000      1,094,015
Doman Industries
    9.250% due 11/15/07 ~            1,000,000        980,000
Hollinger Inc
    0.000% due 10/05/13 *            4,000,000      1,540,000
International Semi-Tech
    0.000% due 08/15/03 *            3,000,000      1,110,000
MDC Communications
    10.500% due 12/01/06             1,500,000      1,593,750
Rogers Cablesystems Limited
    9.625% due 08/01/02                500,000        532,500
    10.000% due 03/15/05             1,500,000      1,653,750
    10.000% due 12/01/07             1,000,000      1,097,500
Rogers Cantel Inc
    8.000% due 10/01/07              3,000,000      2,985,000
    9.375% due 06/01/08              1,000,000      1,060,000
                                                --------------
                                                   13,646,515
                                                --------------
CHINA - 0.55%

Road King Infrastruct
    9.500% due 07/15/07 ~            2,000,000      1,690,000
                                                --------------
                                                    1,690,000
                                                --------------
GERMANY - 0.51%

Fresensius Med Care Cap
    9.000% due 12/01/06              1,500,000      1,567,500
                                                --------------
                                                    1,567,500
                                                --------------
HONG KONG - 1.64%

Guangdong Enterprises
    8.875% due 05/22/07 ~            3,000,000      2,772,930
RHG Finance Corp
    8.875% due 10/01/05              2,000,000      2,225,772
                                                --------------
                                                    4,998,702
                                                --------------
INDIA - 0.29%

Tata Engineering
    7.875% due 07/15/07 ~            1,000,000        887,085
                                                --------------
                                                      887,085
                                                --------------

INDONESIA - 0.54%

PT Indah Kiat Pulp & Paper
    10.000% due 07/01/07            $2,000,000   $  1,660,000
                                                --------------
                                                    1,660,000
                                                --------------
KAZAKHSTAN - 0.67%

Republic of Kazakhstan
    8.375% due 10/02/02 ~            2,250,000      2,030,625
                                                --------------
                                                    2,030,625
                                                --------------
MEXICO - 1.00%

Fideicomiso Petacalco Trst
    10.160% due 12/23/09 ~           1,000,000      1,025,000
Petro Mexicano
    8.850% due 09/15/07              1,000,000        992,500
United Mexican States
    9.875% due 01/15/07              1,000,000      1,043,500
                                                --------------
                                                    3,061,000
                                                --------------
PHILIPPINES - 2.50%

Filinvest Development Corp Cap
    2.500% due 05/15/06 ~              250,000        157,500
Philippines Long Distance
    8.350% due 03/06/17              1,000,000        830,000
    9.250% due 06/30/06              3,000,000      2,850,000
Piltel International Holding Corp
    1.750% due 07/17/06              1,000,000        710,000
RFM Capital Ltd
    2.750% due 05/30/06 ~              500,000        472,500
Universal Robina
    8.375% due 12/19/06 ~            3,000,000      2,610,000
                                                --------------
                                                    7,630,000
                                                --------------
POLAND - 0.62%

Netia Holdings Bv
    10.250% due 11/01/07 ~           2,000,000      1,895,000
                                                --------------
                                                    1,895,000
                                                --------------
UNITED KINGDOM - 1.24%

Newsquest Capital PLC
    11.000% due 05/01/06             1,500,000      1,687,500
Telewest PLC
    9.625% due 10/01/06              2,000,000      2,085,000
                                                --------------
                                                    3,772,500
                                                --------------

Total Foreign Bonds
    (Cost $45,538,785)                             45,256,427
                                                --------------

See Notes to Financial Statements             See Explanation of Symbols on A-65

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                  ------          -----
U.S. TREASURY NOTES - 1.97%

    5.875% due 11/30/01                                           $6,000,000   $    6,025,298
                                                                               --------------


Total U.S. Treasury Notes (Cost $5,895,504)                                         6,025,298
                                                                               --------------


Total Investments in Securities
    at Market value (Cost $275,557,266)                                           279,854,844
                                                                               --------------


COMMERCIAL PAPER - 8.36%

Baltimore Gas & Electric
    5.970% due 01/13/98                                              300,000          299,403
Dow Jones & Co
    6.130% due 01/07/98 ~                                          5,000,000        4,994,892
Ford Motor Credit Co
    6.110% due 01/05/98                                            5,000,000        4,996,606
New England Power Co
    6.150% due 01/08/98                                              500,000          499,402
Parker-Hannifin Corp
    6.200% due 01/05/98 ~                                          1,500,000        1,498,967
Polysindo Pn
    9.804% due 07/15/98                                            3,000,000        2,745,000
Societe Generale N.A.
    6.000% due 01/15/98                                            4,000,000        3,990,666
Warner-Lambert Co
    6.600% due 01/02/98 ~                                            800,000          799,853
Washington Post Co
    6.150% due 01/08/98 ~                                          5,700,000        5,693,184
                                                                               --------------

Total Commercial Paper                                                             25,517,973
                                                                               --------------

                                                                                    VALUE
                                                                                    -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.02%

State Street Bank and Trust
    4.250% due 01/02/98
    (Dated 12/31/97 , repurchase price
    of $46,011; collateralized by U.S.
    Treasury Notes - market value
    $51,447 and due 05/15/16)                                         46,000           46,000
                                                                               --------------



Total Securities Held Under Repurchase
    Agreement                                                                          46,000
                                                                               --------------

Total Short-Term Investments
    at Amortized Cost                                                              25,563,973
                                                                               --------------


TOTAL HIGH YIELD BOND PORTFOLIO                                                  $305,418,817
                                                                               --------------
    (COST $301,230,745)


Notes to Schedule of Investments

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                                   $301,230,745
                                                                               --------------

Aggregate gross unrealized appreciation for
all investments in which there was
an excess of value over tax cost                                                   $9,982,498

Aggregate gross unrealized depreciation for
all investments in which there was
an excess of tax cost over value                                                   (5,794,426)
                                                                               --------------

Net unrealized appreciation                                                      $  4,188,072
                                                                               --------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
                                      ------         -----
CORPORATE BONDS & NOTES - 23.12%

CONSUMER STAPLES - 0.82%

RJR Holdings Capital Corp
    8.000% due 07/15/01           $  3,000,000  $   3,098,556
RJR Nabisco Inc Mtn
    8.625% due 12/01/02              1,000,000      1,066,720
                                                --------------
                                                    4,165,276
                                                --------------
FINANCIAL & BUSINESS SERVICES - 12.30%

Advanta Corp `C'
    6.384% due 08/07/98              5,000,000      4,985,300
Advanta National Bank FRN
    5.980% due 02/10/98              5,500,000      5,494,704
    6.069% due 03/19/99              2,000,000      1,973,922
Banamex
    9.125% due 04/06/00              2,000,000      2,015,000
Capital One Bank
    8.125% due 02/27/98              6,325,000      6,341,380
First USA Bank
    6.160% due 03/31/98             10,000,000     10,010,200
Goldman Sachs FRN
    6.208% due 12/07/01 ~            8,000,000      8,000,664
Heller Financial
    6.108% due 04/01/99             10,000,000     10,004,600
    6.250% due 01/15/99 +            3,400,000      3,405,617
Salomon Inc
    5.980% due 02/02/98              5,000,000      4,999,100
    7.125% due 08/01/99              1,000,000      1,014,085
    7.875% due 05/11/98              2,000,000      2,014,506
    9.375% due 04/15/98              2,100,000      2,119,138
                                                --------------
                                                   62,378,216
                                                --------------
TECHNOLOGY - 0.80%

TCI Communication Inc
    7.250% due 06/15/99              4,000,000      4,047,240
                                                --------------
                                                    4,047,240
                                                --------------
TRANSPORTATION - 1.98%

Northwest Airlines
    10.530% due 01/15/09 +           5,203,033      5,690,817
UAL Equipment Trust
    9.210% due 01/21/17                800,000        952,144
    9.560% due 10/19/18              1,650,000      2,062,285
    10.850% due 02/19/15             1,000,000      1,337,330
                                                --------------
                                                   10,042,576
                                                --------------
UTILITIES - 7.22%

AT&T Corp
    6.300% due 12/10/98             12,000,000     12,001,751
    6.380% due 08/28/98              8,000,000      8,020,800
Commonwealth Edison
    6.000% due 03/15/98              3,000,000      2,999,433
El Paso Electric
    7.250% due 02/01/99                800,000        803,956

Long Island Lighting
    7.300% due 07/15/99           $  1,250,000  $   1,267,012
    7.300% due 01/15/00              3,250,000      3,230,175
    7.850% due 05/15/99              3,000,000      3,055,455
Texas-New Mexico Power
    12.500% due 01/15/99             2,000,000      2,112,860
Toledo Edison
    7.460% due 04/03/00                100,000        101,238
    9.300% due 04/01/98              3,000,000      3,021,368
                                                --------------
                                                   36,614,048
                                                --------------
Total Corporate Bonds & Notes
    (Cost $116,288,932)                           117,247,356
                                                --------------

MORTGAGE-BACKED SECURITIES - 28.29%

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.11%

Citibank 1988-2
    8.000% due 07/25/18 + "             28,180         28,285
Countrywide
    6.750% due 05/25/24 "            1,000,000        980,550
    8.359% due 11/25/24 + "            273,652        280,750
Paine Weber
    6.500% due 03/25/24 "              319,167        318,266
Residential Accredited Loans Inc
    7.500% due 03/25/27 + "          1,000,000      1,030,468
Residential Funding Corp
    5.988% due 10/25/27 + "          1,153,498      1,154,940
Resolution Trust Corp
    7.325% due 06/25/23 + "            179,700        180,374
    7.500% due 08/25/23 "              119,384        119,160
    8.000% due 04/25/25 + "          1,000,000      1,032,658
Salomon Brothers Mortgage Securities
    6.355% due 02/25/27 + "          5,543,092      5,550,020
                                                --------------
                                                   10,675,471
                                                --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.96%

    7.000% due 01/14/28 # "          7,400,000      7,464,750
    7.000% due 02/12/28 # "         25,400,000     25,598,438
    7.500% due 09/20/26 "            2,195,929      2,226,459
                                                --------------
                                                   35,289,647
                                                --------------
FEDERAL HOUSING AUTHORITY - 2.23%

    7.430% due 08/01/21 "              343,163        360,297
    7.430% due 02/01/23 "              365,166        383,840
    7.430% due 10/01/23 + "         10,185,989     10,566,372
                                                --------------
                                                   11,310,509
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.65%

    6.139% due 08/01/31 "            5,870,709      5,836,864
    6.221% due 04/01/27 "            4,793,056      4,779,437
    7.149% due 06/01/27 + "          5,176,885      5,258,881
    7.618% due 01/01/25 "            1,361,267      1,395,339
    7.621% due 01/01/23 "            4,365,821      4,499,007
    7.760% due 11/01/23 "              225,110        234,267
    7.782% due 12/01/22 "            1,031,315      1,082,944
    7.799% due 05/01/23 "              497,406        516,470
                                                --------------
                                                   23,603,209
                                                --------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
                                      ------         -----
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 11.83%

    6.500% due 11/20/26 "          $15,910,760  $  16,210,358
    6.500% due 02/20/27 "            2,841,699      2,914,135
    6.500% due 01/22/28 # "          1,680,000      1,662,675
    6.875% due 10/20/24 "            1,892,850      1,949,681
    6.875% due 11/20/23 "            7,938,904      8,154,517
    7.000% due 03/20/24 "            1,800,173      1,857,163
    7.000% due 07/20/25 "            3,581,771      3,674,184
    7.000% due 07/20/26 "           10,843,882     11,084,529
    7.000% due 12/20/26 "            1,753,697      1,791,810
    8.000% due 01/22/28 # "         10,000,000     10,365,625
    9.000% due 02/15/17 "              102,202        109,387
    9.500% due 08/15/17 "               22,896         24,836
    9.500% due 04/15/18 "                6,245          6,773
    9.500% due 09/15/18 "              129,342        140,270
    9.750% due 04/15/98 "                  676            682
    10.000% due 05/15/19 "              39,542         44,000
                                                --------------
                                                   59,990,625
                                                --------------
STUDENT LOAN MORTGAGE ASSOCIATION - 0.51%

    6.004% due 04/25/04 "            2,567,853      2,567,853
                                                --------------
                                                    2,567,853
                                                --------------
Total Mortgage-Backed Securities
    (Cost $141,698,532)                           143,437,314
                                                --------------

OTHER ASSET-BACKED SECURITIES - 0.73%

Financial Asset Securities Corp
    6.500% due 04/16/03 + "          1,000,000        998,750
GE Capital Mortgage
    6.500% due 04/25/24 "              410,952        410,467
Greenwich Capital Mortgage
    7.611% due 01/25/22 + "             50,092         50,913
Imperial Savings & Loan
    9.900% due 02/25/18 +               59,920         63,476
Ryland Mortgage
    7.681% due 11/28/22 + "            795,103        807,775
    14.000% due 11/25/31 + "            74,586         82,733
Sears Mortgage
    8.666% due 05/25/32 + "             59,187         59,844
Securities Assets Sales Inc
    6.500% due 11/25/25 "            1,205,550      1,208,395
                                                --------------
Total Other Asset-Backed Securities
    (Cost $3,666,434)                               3,682,353
                                                --------------
U.S. TREASURY BONDS - 17.05%

    3.625% due 07/15/02              4,941,847      4,920,231
    6.000% due 02/15/26              5,050,000      5,044,477
    6.500% due 11/15/26             43,900,000     46,876,991
    6.625% due 02/15/27              7,500,000      8,142,195
    6.750% due 08/15/26             19,525,000     21,501,926
                                                --------------
Total U.S. Treasury Bonds
    (Cost $80,683,331)                             86,485,820
                                                --------------

U.S. TREASURY STRIPPED - 0.12%

    0.000% due 08/15/13 *         $  1,550,000  $     610,043
                                                --------------
Total U.S. Treasury Stripped
    (Cost $523,305)                                   610,043
                                                --------------

FOREIGN BONDS - 3.81%

GERMANY - 3.81%

Bundes Republic
    6.500% due 07/04/27             32,100,000     19,333,715
                                                --------------
Total Foreign Bonds (Cost $19,138,261)             19,333,715
                                                --------------

FOREIGN GOVERNMENT - 2.42%

POLAND - 0.94%

Polish Government Treasury Bills
    0.000% due 01/21/98 *            1,410,000        394,640
    0.000% due 04/22/98 *           16,580,000      4,376,650
                                                --------------
                                                    4,771,290
                                                --------------
MEXICO - 1.48%

United Mexican States Brady Bond
    6.250% due 12/31/19              9,000,000      7,504,200
                                                --------------
                                                    7,504,200
                                                --------------
Total Foreign Government (Cost $12,745,435)        12,275,490
                                                --------------
Total Investments in Securities
    at Market Value (Cost $374,744,230)           383,072,091
                                                --------------

                                                      VALUE
                                                      -----

COMMERCIAL PAPER - 23.32%

Abbott Laboratories
    5.900% due 01/07/98              3,600,000      3,596,460
    6.000% due 01/13/98              1,500,000      1,497,000
American Express Credit
    5.990% due 01/13/98              3,600,000      3,592,812
AT&T Corp
    5.840% due 06/12/98              2,810,000      2,738,457
BellSouth Telecommunications
    5.730% due 02/20/98              2,500,000      2,480,104
Caisse National Des Telecom
    5.750% due 01/05/98              2,500,000      2,498,403
    5.770% due 01/09/98              6,400,000      6,391,794
Canada Bills
    5.720% due 01/30/98              3,300,000      3,284,795
Coca-Cola
    5.830% due 01/21/98              7,000,000      6,977,328

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
                                      ------         -----
Ford Motor Credit Co
    5.540% due 01/07/98           $  3,000,000  $   2,997,230
    5.580% due 01/14/98             12,700,000     12,674,406
    5.690% due 01/15/98              2,900,000      2,893,583
GE Capital Mortgage
    5.540% due 01/28/98             10,000,000      9,958,450
    5.720% due 01/16/98              1,300,000      1,296,902
    5.850% due 01/06/98              4,000,000      3,996,750
GMAC
    5.640% due 01/21/98                800,000        797,493
    5.760% due 01/21/98              4,700,000      4,684,960
IBM Corp
    5.680% due 01/15/98              1,200,000      1,197,349
    5.730% due 02/03/98             15,600,000     15,518,061
KFW International Financial
    5.730% due 02/02/98              2,700,000      2,686,248
    5.740% due 02/02/98              4,100,000      4,079,081
    5.800% due 01/09/98             11,600,000     11,585,049
New Center Asset Trust
    5.520% due 01/28/98              7,800,000      7,767,708
    5.600% due 01/15/98              3,100,000      3,093,249
                                                --------------
Total Commercial Paper                            118,283,672
                                                --------------

U.S. TREASURY BILLS - 0.30%

    5.020% due 02/05/98 **             370,000        368,194
    5.085% due 02/05/98 **             190,000        189,061
    5.130% due 02/05/98 **             300,000        298,504
    5.160% due 02/05/98 **              25,000         24,876
    5.170% due 02/05/98 **              15,000         14,925
    5.175% due 04/16/98 **             115,000        113,282
    5.185% due 03/12/98 **             505,000        500,083
    5.220% due 02/05/98 **              10,000          9,949
                                                --------------
Total U.S. Treasury Bills                           1,518,874
                                                --------------

                                                      VALUE
                                                      -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.84%

State Street Bank and Trust
    4.250% due 01/02/98
    (Dated 12/31/97 , repurchase price
    of $4,290,013; collateralized by U.S.
    Treasury Notes - market value
    $4,377,975 and due 05/15/98)     4,253,929      4,253,929
                                                --------------
Total Securities Held Under Repurchase
    Agreement                                       4,253,929
                                                --------------
Total Short-Term Investments
    at Amortized Cost                             124,056,475
                                                --------------
TOTAL MANAGED BOND PORTFOLIO
    (COST $498,798,209)                          $507,128,566
                                                --------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Securities with an approximate aggregate market value of $1,518,874 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1997:

                                   Number of     Unrealized
             Type                  Contracts    Appreciation
------------------------------------------------------------
U.S. Treasury 5 year Notes (3/98)     466           $  89,640
U.S. Treasury 10 year Notes (3/98)    456             139,938
U.S. Treasury 30 year Bonds (3/98)    261             382,437
                                                --------------
                                                     $612,015
                                                ==============

(b) Transactions in options for the year ended December 31, 1997 were as follows:

                                   Number of
                                   Contracts       Premium
                                 ---------------------------
Outstanding, December 31, 1996          0        $        0
Options Written                       385           127,933
Options Expired                      (385)         (127,933)
                                 ---------------------------
Outstanding, December 31, 1997          0        $        0
                                 ===========================

(c) Forward foreign currency contracts outstanding at December 31, 1997, were summarized as follows:

                                   Principal
          Contracts                 Amount       Unrealized
          To Buy or  Expiration   Covered By    Appreciation
  Type     To Sell     Month       Contract     (Depreciation)
--------------------------------------------------------------
   BP        Sell      1/98      $    366,136    $   (5,588)
   C$        Buy       3/98         2,345,938       (90,404)
             Sell      3/98         2,397,796       142,262
   DM        Sell      1/98        21,926,297       308,135
   FF        Buy       1/98           161,615        (1,933)
             Sell      1/98           404,580         9,217
   SF        Buy       1/98           165,887        (1,168)
             Sell      1/98           167,477         2,759
             Sell      3/98           167,396         1,143
                                                --------------
                                                   $364,423
                                                ==============

     Principal amount denoted in the indicated currency:
       BP - British Pound
       C$ - Canadian Dollar
       DM - German Mark
       FF - French Franc
       SF - Swiss Franc

(d) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                $498,798,209
                                                              =============

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost             $8,997,110

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value               (666,753)
                                                              -------------
Net unrealized appreciation                                     $8,330,357
                                                              =============

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                    PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
                                                     ------         -----
CORPORATE BONDS & NOTES - 0.08%

FINANCIAL & BUSINESS SERVICES - 0.08%

International American Dev Bank
    9.450% due 09/15/98                           $   100,000    $   102,380
                                                                 --------------

Total Corporate Bonds & Notes
    (Cost $100,168)                                                  102,380
                                                                 --------------


GOVERNMENT BONDS - 0.40%

Federal Farm Credit Bank
    8.650% due 10/01/99                               530,000        554,514
                                                                 --------------

Total Government Bonds (Cost $528,173)                               554,514
                                                                 --------------


MORTGAGE-BACKED SECURITIES - 35.12%

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.99%

Bear Sterns Mortgage Securities Inc
    7.000% due 03/25/27 "                           1,000,000        973,438
Champion Home Equity Loan Trust
    7.900% due 05/25/28 + "                         1,673,558      1,712,521
Countrywide
    7.932% due 03/25/24 + "                           280,864        287,886
    8.359% due 11/25/24 "                             273,652        280,750
GE Capital Mortgage
    6.500% due 04/25/24 "                             273,968        273,645
Residential Accredited Loans Inc
    7.500% due 03/25/27 + "                         3,000,000      3,091,406
Residential Funding Corp
    8.380% due 03/25/25 + "                           222,118        227,949
Resolution Trust Corp
    7.500% due 08/25/23 "                              59,693         59,580
Salomon Brothers Mortgage Securities
    6.355% due 02/25/27 + "                         2,771,546      2,775,011
                                                                 ------------
                                                                   9,682,186
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.95%

    7.000% due 01/14/28 # "                         1,300,000      1,311,375
                                                                 ------------
                                                                   1,311,375
                                                                 ------------
Federal Housing Authority - 0.46%

    6.750% due 02/01/08 "                               3,664          3,679
    7.400% due 07/25/19 + "                           446,661        460,548
    7.430% due 07/01/21 "                             175,603        179,818
                                                                 ------------
                                                                     644,045
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.66%

    5.000% due 04/25/14 "                             670,916        668,669
    6.158% due 03/25/27 "                           2,543,614      2,541,811
    6.191% due 08/01/17 "                           2,137,389      2,130,707
    6.246% due 03/01/18 "                           2,108,435      2,101,844
    6.500% due 02/18/04 "                           1,672,298      1,684,974
    7.000% due 01/14/28 # "                         8,000,000      8,057,500
    7.618% due 01/01/25 "                           1,013,894      1,039,271
    7.782% due 12/01/22 "                             678,958        712,947
                                                                 ------------
                                                                  18,937,723
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.13%

    6.500% due 11/20/26 "                          2,709,752       2,760,776
    6.500% due 01/22/28 # "                          790,000         781,853
    6.875% due 10/20/24 "                          1,261,900       1,299,788
    7.000% due 09/20/23 "                            139,832         143,725
    7.000% due 07/20/25 "                          4,558,618       4,676,234
    7.000% due 12/20/26 "                          1,753,697       1,791,810
    7.000% due 01/20/27 "                          2,668,469       2,733,278
    7.375% due 05/20/23 "                            257,385         265,597
    7.375% due 05/20/26 "                          2,102,811       2,163,989
    9.000% due 01/15/17 "                            185,512         198,556
    9.750% due 04/15/98 "                                713             720
                                                                 ------------
                                                                  16,816,326
                                                                 ------------
STUDENT LOAN MORTGAGE ASSOCIATION - 0.93%

    6.004% due 04/25/04 "                          1,283,927       1,283,927
                                                                 ------------
                                                                   1,283,927
                                                                 ------------

Total Mortgage-Backed Securities
    (Cost $48,249,332)                                            48,675,582
                                                                 ------------


OTHER ASSET-BACKED SECURITIES - 8.13%

Citibank 1988-2
    8.000% due 07/25/18 +                             15,078          15,135
Financial Asset Securities Corp
    6.500% due 04/16/03 + "                        2,000,000       1,997,502
Firstplus Home Loan Trust
    6.050% due 01/10/04 "                          2,783,772       2,783,883
    6.310% due 01/10/23 + "                        3,000,000       3,001,866
Greenwich Capital Mortgage
    7.611% due 01/25/22 + "                           75,137          76,370
Home Savings
    5.833% due 05/25/27 +                            402,236         391,804
Imperial Savings & Loans
    8.833% due 07/25/17 +                             13,964          13,945
    9.900% due 02/25/18 +                             59,920          63,477
Money Store Home
    6.720% due 02/15/10                              324,532         324,427
Ryland Mortgage
    5.000% due 11/25/31 + "                          109,013         103,273
    6.702% due 10/01/27 + "                        1,584,566       1,583,576
Ryland Sec (First Nationwide Trust)
    6.707% due 10/25/18 + "                          915,658         914,373
                                                                 ------------

Total Other Asset-Backed Securities
    (Cost $11,268,925)                                            11,269,631
                                                                 ------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                    PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
                                                     ------         -----
STRIPPED MORTGAGE-BACKED SECURITIES - 0.08%

FHLMC (IO)
    6.500% due 09/15/18 "                         $1,045,356    $    111,564
                                                                --------------

Total Stripped Mortgage-Backed Securities
    (Cost $119,016)                                                  111,564
                                                                --------------


U.S. TREASURY BONDS - 9.91%

    3.625% due 07/15/02                            1,512,810       1,506,193
    6.000% due 02/15/26                              300,000         299,672
    6.500% due 11/15/26                            5,400,000       5,766,190
    6.750% due 08/15/26                            5,600,000       6,167,005
                                                                --------------

Total U.S. Treasury Bonds
    (Cost $13,210,450)                                            13,739,060
                                                                --------------


FOREIGN BONDS - 4.04%

GERMANY - 4.04%

Bundes Republic
    6.500% due 07/04/27                            9,300,000       5,601,357
                                                                --------------

Total Foreign Bonds (Cost $5,544,730)                              5,601,357
                                                                --------------


Total Investments in Securities
    at Market Value (Cost $79,020,794)                            80,054,088
                                                                --------------

                                                                     VALUE
                                                                     -----
COMMERCIAL PAPER - 40.59%

Abbott Laboratories
    5.900% due 01/07/98                              300,000         299,705
    6.000% due 01/13/98                            5,000,000       4,990,000
American Express Credit
    5.830% due 01/13/98                            6,000,000       5,988,340
AT&T Corp
    5.840% due 06/12/98                            3,300,000       3,215,982
Australian Wheat Board
    5.660% due 02/02/98                            4,200,000       4,178,869
Bankers Trust
    5.900% due 07/14/98 +                          4,000,000       3,997,400
BellSouth Telecommunications
    5.710% due 02/18/98                              700,000         694,671
    5.730% due 02/20/98                            1,500,000       1,488,062
Caisse National Des Telecom
    5.750% due 01/05/98                            3,300,000       3,297,892

-------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                     AMOUNT         VALUE
                                                     ------         -----
Canadian Wheat Board
    5.770% due 01/13/98                          $   700,000     $   698,654
Ford Motor Credit Co
    5.540% due 01/07/98                            3,900,000       3,896,398
GE Capital Mortgage
    5.700% due 01/23/98                            1,800,000       1,793,730
    5.710% due 01/22/98                            1,100,000       1,096,337
GMAC
    5.640% due 01/21/98                            4,000,000       3,987,467
Hewlett Packard
    5.950% due 01/22/98                            1,000,000         996,528
IBM Corp
    5.820% due 01/16/98                            1,800,000       1,795,634
KFW International Financial
    5.730% due 02/02/98                            1,500,000       1,492,360
New Center Asset Trust
    5.610% due 01/30/98                            2,100,000       2,090,510
Oesterreichische Kontbk
    5.710% due 02/05/98                            3,000,000       2,983,346
Pitney Bowes Credit
    5.890% due 01/12/98                            1,000,000         998,200
Proctor & Gamble
    5.830% due 01/16/98                            1,200,000       1,197,085
Wisconsin Electric Power Co
    5.770% due 01/26/98                            5,100,000       5,079,566
                                                               --------------

Total Commercial Paper                                            56,256,736
                                                               --------------


U.S. TREASURY BILLS - 0.61%

    5.020% due 02/05/98 **                           280,000         278,633
    5.085% due 02/05/98 **                            65,000          64,679
    5.130% due 02/05/98 **                           120,000         119,402
    5.150% due 02/05/98 **                            20,000          19,900
    5.185% due 03/12/98 **                           360,000         356,495
                                                               --------------

Total U.S. Treasury Bills                                            839,109
                                                               --------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT         VALUE
                                                     ------         -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.04%

State Street Bank and Trust
    4.250% due 01/02/98
    (Dated 12/31/97, repurchase price
    of $1,443,503; collateralized by U.S.
    Treasury Notes - market value
    $1,560,342 and due 05/31/98)                 $1,443,142      $  1,443,142
                                                                --------------


Total Securities Held Under Repurchase
    Agreement                                                       1,443,142
                                                                --------------

Total Short-Term Investments
    at Amortized Cost                                              58,538,987
                                                                --------------


TOTAL GOVERNMENT SECURITIES
    PORTFOLIO (COST $137,559,143)                                $138,593,075
                                                                ==============

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Securities with an approximate aggregate market value of $839,109 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1997:

                                              Number of       Unrealized
             Type                             Contracts      Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 year Notes (3/98)                240            $  7,500
U.S. Treasury 10 year Notes (3/98)               179              43,875
U.S. Treasury 30 year Bonds (3/98)               108              32,500
                                                           --------------
                                                                  $83,875
                                                           ==============

(b) Transactions in options for the year ended December 31, 1997 were as follows:

                                             Number of
                                             Contracts       Premium
                                          -----------------------------
Outstanding, December 31, 1996                      0      $       0
Options Written                                80,132        101,651
Options Expired                               (80,132)      (101,651)
                                          -----------------------------
Outstanding, December 31, 1997                      0      $       0
                                          =============================

(c) Forward foreign currency contracts outstanding at December 31, 1997, were summarized as follows:

                                         Principal
             Contracts                    Amount         Unrealized
             To Buy or    Expiration    Covered By      Appreciation
  Type        To Sell       Month        Contract      (Depreciation)
----------------------------------------------------------------------------
   C$            Buy         3/98      $ 1,558,055       $ (54,132)
                 Sell        3/98        1,598,779          94,856
   DM            Sell        1/98        5,872,410          82,526
                                                         -----------
                                                          $123,250
                                                         -----------

          Principal amount denoted in the indicated currency:
             C$ - Canadian Dollar
             DM - German Mark

(d) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                   $137,588,349
                                                                --------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $  1,092,670

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                   (87,945)
                                                                --------------

Net unrealized appreciation                                      $  1,004,725
                                                                ==============

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
                                        ------       -----
COMMON STOCKS - 96.17%

CAPITAL GOODS - 3.36%

Bandag Inc                              45,000    $ 2,404,688
GaSonics International Corp *          190,000      1,876,250
Granite Construction                    81,000      1,863,000
Silicon Valley Group *                  93,000      2,104,125
                                                  -----------
                                                    8,248,063
                                                  -----------
CONSUMER DISCRETIONARY - 32.58%

Alyn Corp *                             67,300        706,650
American Disposal Services Inc *       150,000      5,475,000
Anntaylor Stores Corp *                130,000      1,738,750
Aspect Telecommunications *             70,000      1,461,250
Banta Corp                              79,500      2,146,500
BHC Communications 'A'                  12,200      1,589,050
Big City Radio Inc *                   243,000      1,974,375
Buffets Inc *                          157,000      1,471,875
Cablevision Systems Corp *              26,000      2,489,500
CapStar Hotel *                         50,200      1,722,488
Chris Craft Industries Inc *            30,900      1,616,456
Circuit City Stores Carmax *            69,900        629,100
Cole National Corp 'A' *                28,900        865,193
Comsat Corp                             87,500      2,121,875
Globalstar Telecommunications *        172,376      8,467,971
GT Bicycles *                           93,200        553,375
Hudson Foods 'A'                       145,000      2,981,563
Intrawest Corp                         152,300      2,646,213
Jacor Communications *                  35,000      1,859,375
Jones Intercable 'A'                   149,800      2,630,863
Libbey Inc                              75,000      2,840,624
Lojack Corp *                          150,000      2,212,500
Micro Warehouse Inc *                   43,200        602,100
Nine West Group Inc *                  111,000      2,879,063
NY Magic                                28,000        771,750
Peregrine Systems Inc *                212,000      2,835,500
Picturetel Corp *                       85,600        556,400
Pixar Inc *                             70,700      1,528,887
Rio Hotel & Casino Inc *               112,000      2,352,000
RPM Inc                                132,500      2,020,625
Ruby Tuesday Inc                        43,300      1,114,975
Sizzler International Inc              183,800        493,963
Spelling Entertainment Group            60,900        426,300
St. Johns Knits Inc                     48,000      1,920,000
Standard Products                       54,500      1,396,563
Station Casinos Inc *                   41,100        418,706
Tefron Ltd *                           100,000      2,300,000
Total Control Products Inc *           162,000      1,984,500
Viatel Inc *                           292,000      1,460,000
White Cap Industries *                 105,100      1,957,488
Williams Sonoma *                       31,500      1,319,063
Young Broadcasting Corp 'A' *           40,000      1,550,000
                                                  -----------
                                                   80,088,429
                                                  -----------

--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
                                        ------       ------
CONSUMER STAPLES - 3.34%

Corn Produce International WI            7,700    $   229,075
Cymer Inc *                             41,700        625,500
Firearms Training Systems *             77,000        399,438
Fresh Del Monte Produce Inc *          174,600      2,553,525
Robert Mondavi 'A' *                    55,300      2,695,875
Smithfield Foods Inc *                  40,400      1,333,200
Topps Company (The)                    172,000        381,625
                                                --------------
                                                    8,218,238
                                                --------------
ENERGY - 6.68%

Coflexip                                29,752      1,651,236
Falcon Drilling Co Inc *                72,000      2,524,500
Global Marine Inc *                     43,300      1,060,850
KN Energy Inc                           70,000      3,780,000
Louis Dreyfus Natural Gas *            120,000      2,242,500
NGC Corp                               113,000      1,977,500
San Juan Basin Realty Trust            175,000      1,618,750
Seacor Holdings Inc *                   25,900      1,560,475
                                                --------------
                                                   16,415,811
                                                --------------
FINANCIAL & BUSINESS SERVICES - 15.35%

AHL Services Inc *                      87,500      2,154,688
BA Merchant Services Inc 'A' *          90,000      1,597,500
Bank United Corp                        60,000      2,936,250
Coast Savings Financial Inc *           51,000      3,496,688
Commerce Bancshares                     32,082      2,173,555
Community First Bankshares              60,000      3,195,000
Dollar Thrifty Group *                 135,000      2,767,500
ESG Re Limited *                        22,300        524,050
First Midwest Bancorp                   25,687      1,123,806
Hambrecht & Quist *                     80,200      2,927,300
Harleysville Group Inc                  90,000      2,160,000
Hibernia Corp 'A'                       82,200      1,546,388
Imperial Credist Commercial            143,000      2,091,374
Insignia Financial Group Inc 'A' *     103,500      2,380,500
Jefferies Group Inc                     23,200        949,750
Keystone Financial                      50,000      2,012,500
Provident Bankshares Corp               28,000      1,788,500
Washington Federal Inc                   9,600        301,808
Waste Mgmt International Inc ADR *     257,200      1,607,500
                                                --------------
                                                   37,734,657
                                                --------------
HEALTH CARE - 6.84%

Apria Healthcare Group *                90,000      1,209,375
Cardiac Pathways Corp *                 13,700         95,900
CORR Therapeutics *                    140,000      3,150,000
Depuy Inc                               72,000      2,070,000
Gensia Inc *                               426          2,476
Gilead Sciences *                       80,000      3,060,000
Heska Corp *                            50,000        618,750
Millennium Pharmaceuticals *            32,400        615,600
Nature's Sunshine Prods Inc             34,500        897,000
Protein Design Laboratories Inc *       40,000      1,600,000
Sangstat Medical *                      38,300      1,551,150
Wesley Jessen Visioncare *              50,000      1,950,000
                                                --------------
                                                   16,820,251
                                                --------------

See Notes to Financial Statements               See explanation symbols on A-65

PACIFIC SELECT FUND
GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
                                        ------        -----
MATERIALS & PROCESSING - 5.97%

CB Commercial Real Estate Services *    24,700   $    795,031
Holophane *                             87,850      2,174,288
International Precious Metals Corp *    32,500         41,641
Ivex Packaging Corp *                   91,500      2,196,000
Martin Marietta Material                48,600      1,776,938
OM Group Inc                            42,000      1,538,250
Pentair Inc                             40,700      1,462,656
Potlatch Corp                           35,000      1,505,000
Quintiles Transnational *               48,000      1,836,000
Texas Industries Inc                    30,100      1,354,500
                                                --------------
                                                   14,680,304
                                                --------------
TECHNOLOGY - 16.37%

Acclaim Entertainment Inc *            240,500        871,812
Alliance Semiconductor Corp *          184,000        839,500
Applied Graphics Technologies Inc *     40,000      2,130,000
Ascent Entertainment Group *            42,770        443,739
BE Semiconductor *                      52,500        515,154
Boston Technology Inc *                 23,600        592,950
Brooks Automation Inc *                 87,000      1,598,625
Caraustar Industries Inc                46,000      1,575,500
Data General Corp *                     85,000      1,482,188
Digital Microwave *                    114,000      1,653,000
Etec Systems Inc *                      80,200      3,729,300
Harmon International                    23,800      1,010,013
Indus Group Inc *                      114,000        826,500
Integrated Process Equipment Corp *     70,000      1,102,500
KLA-Tencor Corp *                       36,000      1,390,500
Kulicke & Soffa Industries *           145,000      2,700,624
Lam Research *                          60,000      1,755,000
Microchip Technology Inc *              71,425      2,142,750
Novellus Systems *                     135,000      4,362,188
Remedy Corp *                           72,000      1,512,000
Sensormatic Electric                   109,400      1,798,265
Speedfam International Inc *            57,000      1,510,500
Structural Dynamics Research Corp *     63,000      1,417,500
Teleflex                                54,800      2,068,700
Vantive Corp *                          47,600      1,201,900
                                                --------------
                                                   40,230,708
                                                --------------
TRANSPORTATION - 5.68%

America West Holdings Corp 'B' *       145,300      2,706,213
Artcic Cat Inc                         132,000      1,278,750
Hayes Lemmerz International Inc *       61,100      1,710,800
International Total Services Inc *      35,500        563,562
Landstar System Inc *                   86,500      2,281,438
Lear Seating Corp *                     29,400      1,396,500
M.S. Carriers Inc *                     46,000      1,144,250
Polaris Industries                      94,200      2,878,986
                                                --------------
                                                   13,960,499
                                                --------------

Total Common Stocks (Cost $192,061,959)           236,396,960
                                                --------------

Total Investments in Securities
    at Market Value (Cost $192,061,959)           236,396,960
                                                --------------

--------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT          VALUE
                                            ------          -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.83%

State Street Bank and Trust
    4.250% due 01/02/98
    (Dated 12/31/97, repurchase price
    of $9,424,225; collateralized by U.S.
    Treasury Notes - market value
    $9,613,718 and due 05/31/98)          $9,415,736   $   9,415,736
                                                       --------------

Total Securities Held Under Repurchase
    Agreement                                              9,415,736
                                                       --------------

Total Short-Term Investments
    at Amortized Cost                                      9,415,736
                                                       --------------


TOTAL GROWTH PORTFOLIO
    (COST $201,477,695)                                 $245,812,696
                                                       --------------


NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                          $201,477,695
                                                       --------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                     $ 61,684,354

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                          (17,349,353)
                                                       --------------

Net unrealized appreciation                             $ 44,335,001
                                                       --------------

See Notes to Financial Statements               See explanation symbols on A-65

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                          MARKET
                                            SHARES        VALUE
                                            ------        -------
COMMON STOCKS - 88.45%

CAPITAL GOODS - 2.90%

Black & Decker Corp                          32,600    $  1,273,437
National Semiconductor *                     52,700       1,366,906
QUALCOM Inc *                                22,000       1,111,000
                                                        -----------
                                                          3,751,343
                                                        -----------
Consumer Discretionary - 21.50%

Abercrombie & Fitch Co 'A' *                 44,700       1,396,875
Bed Bath & Beyond Inc *                      25,000         962,500
Bob Evans Farms                              59,100       1,307,587
Brylane Inc *                                45,000       2,216,250
Costco Cos *                                 27,000       1,204,875
Ethan Allen Interiors Inc                    45,000       1,735,313
Federal Express Corp *                       27,000       1,648,688
Fred Meyer Inc *                             48,800       1,775,100
Goody's Family Clothing *                    60,000       1,631,250
Jacor Communications *                       23,700       1,259,063
New York Times Co 'A'                        24,000       1,587,000
NEXTEL Communications Inc                    65,000       1,690,000
Paging Network Inc *                        187,900       2,019,925
Payless Shoesource Inc *                     19,600       1,315,650
Rocky Shoes & Boots Inc *                   130,000       1,982,500
Sunbeam Corp                                 32,500       1,369,063
Superior Services Inc *                      45,000       1,299,375
TJX Cos Inc                                  42,000       1,443,750
                                                       ------------
                                                         27,844,764
                                                       ------------
CONSUMER STAPLES - 2.19%

CVS Corp                                     25,000       1,601,562
Hershey Foods Corp                           20,000       1,238,750
                                                       ------------
                                                          2,840,312
                                                       ------------
ENERGY - 5.30%

Devon Energy Corp                            40,000       1,540,000
Stolt Comex Seaway SA *                      35,000       1,750,000
Sun Company Inc                              50,200       2,111,538
Weatherford Enterra Inc *                    33,300       1,456,875
                                                       ------------
                                                          6,858,413
                                                       ------------
FINANCIAL & BUSINESS SERVICES - 16.04%

Accustaff Inc *                              42,300         972,900
Associates First Capital Corp                23,000       1,635,875
Capital One Finance                          30,800       1,668,975
Charter One Financial                        31,100       1,963,187
Countrywide Credit Industries Inc            24,000       1,029,000
Dime Bancorp Inc *                           96,700       2,925,175
Golden West Financial Corp                   11,400       1,115,063
Imperial Credit Industries Inc *             50,000       1,025,000
NCO Group Inc *                              75,000       1,931,250
Price (T Rowe) Associates                    31,600       1,986,850
Providian Corp                               19,900         899,231
Registry Inc *                               46,000       2,110,250
Staff Leasing Inc *                          80,000       1,510,000
                                                       ------------
                                                         20,772,756
                                                       ------------

HEALTH CARE - 7.78%

Guidant Corp                                 27,200    $  1,693,200
HBO & Co                                     35,000       1,680,000
Hooper Holmes Inc                           110,000       1,601,875
Medicis Pharmaceutical 'A' *                 36,000       1,840,500
Molecular Dynamics Inc *                     95,000       1,543,750
Quintiles Transnational *                    45,000       1,721,250
                                                       ------------
                                                         10,080,575
                                                       ------------
MATERIALS & PROCESSING - 1.41%

Consolidation Capital Corp *                90,000        1,828,125
                                                       ------------
                                                          1,828,125
                                                       ------------
TECHNOLOGY - 27.33%

America Online Inc *                         22,100       1,971,044
American Power Conversion *                  35,000         826,875
Billing Information Concepts *               45,000       2,160,000
Ceridian Corp *                              36,700       1,681,319
CP Clare Corp *                             120,000       1,560,000
DSP Communications *                        103,900       1,246,800
Forecross Corp *                            110,000       1,320,000
Gateway 2000 Inc *                           44,000       1,435,500
Integrated Process Equipment Corp *          65,000       1,023,750
Intuit Inc *                                 59,500       2,454,375
Kent Electronics Corp *                      45,000       1,130,625
Lycos Inc *                                  50,000       2,068,750
Network Appliances *                         74,400       2,641,200
Panamsat Corp *                              30,800       1,328,250
Peoplesoft Inc *                             25,000         975,000
Premisys Communications Inc *                90,000       2,351,250
Sanmina Corp *                               22,700       1,537,925
Symantec Corp *                              83,300       1,827,394
Teleport Communications *                    45,100       2,474,862
Unisys Corp *                               138,500       1,921,687
Visio Corp *                                 38,000       1,458,250
                                                       ------------
                                                         35,394,856
                                                       ------------
TRANSPORTATION - 4.00%

Alaska Air Group *                           35,000       1,356,250
Lear Seating Corp *                          20,200         959,500
US Airways Group Inc *                       25,000       1,562,500
US Freightways Corp                          40,000       1,356,250
                                                       ------------
                                                          5,178,250
                                                       ------------

Total Common Stocks (Cost $106,889,263)                 114,549,394
                                                       ------------

Total Investments in Securities
    at Market Value (Cost $106,889,263)                 114,549,394
                                                       ------------

See explanation of symbols on A-65

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------

                                             PRINCIPAL
                                             AMOUNT          VALUE
                                             ---------       -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 11.55%

State Street Bank and Trust
   4.250% due 01/02/98
   (Dated 12/31/97, repurchase price
   of $14,963,532; collateralized by U.S.
   Treasury Notes - market value
   $15,261,148 and due 5/31/98)             $14,960,000   $  14,960,000
                                                          -------------

Total Securities Held Under Repurchase
    Agreement                                                14,960,000
                                                          -------------

Total Short-Term Investments
    at Amortized Cost                                        14,960,000
                                                          -------------


TOTAL AGGRESSIVE EQUITY PORTFOLIO
    (COST $121,849,263)                                   $ 129,509,394
                                                          -------------

--------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Transactions in options for the year ended December 31, 1997 were as follows:

                                                Number of
                                                Contracts       Premium
                                              -----------------------------
Outstanding, December 31, 1996                       0         $       0
Options Written                                    678            65,763
Options Expired                                   (678)          (65,763)
                                              -----------------------------
Outstanding, December 31, 1997                       0         $       0
                                              -----------------------------

(b) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                              $ 121,849,263
                                                            -------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value           $  14,084,439
over tax cost

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                     (6,424,308)
                                                            -------------

Net unrealized appreciation                                 $   7,660,131
                                                            -------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
                                        ------      ------
COMMON STOCKS - 75.11%

CAPITAL GOODS - 0.40%

Maxim Integrated Products *             79,500  $   2,742,750
                                                --------------
                                                    2,742,750
                                                --------------
CONSUMER DISCRETIONARY - 15.30%

CBS Corp                               361,075     10,629,145
Comcast 'A'                            502,925     15,873,570
CompUSA Inc *                          133,025      4,123,775
Costco Co *                            155,300      6,930,262
Linens 'N Things Inc *                  88,200      3,847,725
Tele-Communications 'A' *              732,970     20,477,349
Time Warner Inc                        158,475      9,825,450
Warner Lambert Co                      280,050     34,726,200
                                                --------------
                                                  106,433,476
                                                --------------
CONSUMER STAPLES - 0.49%

Sara Lee Corp                           60,425      3,402,683
                                                --------------
                                                    3,402,683
                                                --------------
ENERGY - 6.74%

Diamond Offshore Drilling              178,450      8,587,906
Noble Drilling Corp *                  255,750      7,832,344
Santa Fe International Corp            106,350      4,327,116
Schlumberger Ltd                       178,300     14,353,150
Transocean Offshore Inc                245,100     11,810,756
                                                --------------
                                                   46,911,272
                                                --------------
FINANCIAL & BUSINESS SERVICES - 13.88%

Ambanc Holding Co Inc                   19,725        369,844
Associates First Capital Corp          160,925     11,445,791
Astoria Financial Corp                  12,300        685,725
Bank of New York Co Inc                132,000      7,631,250
BankAmerica Corp                       185,800     13,563,400
Catskill Financial Corp                 14,650        276,518
Citicorp                                25,800      3,262,088
Dime Bancorp Inc                        29,500        892,375
First Defiance Financial Corp           21,850        349,600
First Savings Bancorp                    5,050        128,775
First Spartan Financial                 12,650        509,163
FSF Financial Corp                       3,125         65,820
GSB Financial Corp *                     8,675        156,692
Klamath First Bancorp Inc               26,850        577,275
Lamar Advertising Co *                  84,725      3,367,819
North Central Bancshares Inc            14,650        291,169
Outdoor Systems Inc *                   78,882      3,027,097
Peekskill Financial Corp                14,650        245,388
Provident Financial Holdings *          18,700        409,063
Queens County Bankcorp Inc              18,300        741,150
Reliance Group                          42,525        600,666
Roslyn Bancorp Inc                      74,625      1,735,031
Schwab (Charles) Corp                  180,750      7,580,203
SLM Holding Corp                        33,125      4,608,515
Star Banc Corp                          68,200      3,912,975
SunAmerica Inc                          80,662      3,448,301
TF Financial Corp                       18,125        543,750
U.S. Bancorp                            23,875      2,672,503
UNUM Corp                              431,776     23,477,820
                                                --------------
                                                   96,575,766
                                                --------------
HEALTH CARE - 6.92%

Cardinal Health Inc                     54,325      4,081,166
Centocor Inc *                          96,075      3,194,494
HBO & Co                               140,100      6,724,800
Lilly (Eli) & Co                       192,650     13,413,256
Omnicare Inc                           285,400      8,847,400
Pfizer Inc                              87,950      6,557,772
Sofamor Danek Group *                   81,575      5,307,468
                                                --------------
                                                   48,126,356
                                                --------------
MATERIALS & PROCESSING - 5.72%

Monsanto Co                            753,875     31,662,750
Solutia Inc                            305,520      8,153,565
                                                --------------
                                                   39,816,315
                                                --------------
TECHNOLOGY - 23.91%

America Online Inc *                    19,850      1,770,372
Analog Devices *                       359,125      9,943,273
Aspen Technology Inc *                 264,275      9,051,419
Cadence Design Systems Inc *           262,525      6,431,863
Ceridian Corp *                         85,400      3,912,388
CISCO Systems Inc *                    236,100     13,162,575
Compaq Computer Corp                   188,900     10,661,044
Dell Computer Corp *                   112,425      9,443,700
EMC Corp *                             253,025      6,942,373
Intel Corp                             170,750     11,995,188
Microsoft Corp *                       134,975     17,445,519
MMC Networks Inc *                       9,000        153,000
Parametric Technology Corp *           586,325     27,777,146
Peoplesoft Inc *                        57,400      2,238,600
Pittway Corp                           225,762     15,718,679
Sapient Corp *                          72,500      4,440,625
Technology Solutions *                 174,112      4,592,204
Texas Instruments Inc                  140,400      6,318,000
Wind River Systems *                   108,437      4,303,593
                                                --------------
                                                  166,301,561
                                                --------------
TRANSPORTATION - 1.75%

Sealed Air Corp *                      197,075     12,169,381
                                                --------------
                                                   12,169,381
                                                --------------

Total Common Stocks
    (Cost $453,737,716)                           522,479,560
                                                --------------

See Notes to Financial Statements           See explanations of symbols on A-65

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                                   MARKET
                                      SHARES        VALUE
                                      ------       ------
FOREIGN COMMON STOCKS - 16.05%

Brazil - 0.59%

Ericsson Telecomunicaco                128,286  $   4,115,268
                                                --------------
                                                    4,115,268
                                                --------------
FINLAND - 4.66%

Metra Oy 'B'                           179,565      4,219,087
Nokia Corp ADR Pref                    281,100     19,677,000
Raisio Group PLC                        71,628      8,506,951
                                                --------------
                                                   32,403,038
                                                --------------
FRANCE - 0.58%

Elf Aquitaine                           34,434      4,006,283
                                                --------------
                                                    4,006,283
                                                --------------
ITALY - 1.62%

BCA Comm Italiana                    1,487,316      5,170,568
Telecom Italia Spa                     959,387      6,128,189
                                                --------------
                                                   11,298,757
                                                --------------

NETHERLANDS - 4.37%

Asm Lithography *                      124,175      8,381,813
Philips Electronics                      5,292        314,179
Philips Electronics Nv-Hy Sh           359,300     21,737,650
                                                --------------
                                                   30,433,642
                                                --------------
NORWAY - 1.38%

Ocean Rig Asa *                      4,258,187      4,504,796
Smedvig Asa 'B'                        151,611      3,187,265
Tomra Systems Asa                       84,838      1,898,585
                                                --------------
                                                    9,590,646
                                                --------------
SWEDEN - 0.65%

Electrolux B-F                          65,105      4,521,352
                                                --------------
                                                    4,521,352
                                                --------------
SWITZERLAND - 0.77%

SCH Lebensv & Rentenanst *               6,797      5,332,530
                                                --------------
                                                    5,332,530
                                                --------------
UNITED KINGDOM - 1.43%

Siebe PLC                              283,963      5,346,847
SmithKline Beecham PLC                 442,796      4,574,695
                                                --------------
                                                    9,921,542
                                                --------------
Total Foreign Common Stocks
    (Cost $122,310,430)                           111,623,058
                                                --------------


Total Investments in Securities
    at Market Value (Cost $576,048,146)           634,102,618
                                                --------------

COMMERCIAL PAPER - 8.83%

FMC Discount Note
    5.750% due 01/23/98            $20,000,000   $ 19,929,722
FNMA
    5.400% due 01/15/98             20,000,000     19,958,000
General Electric Capital
    6.700% due 01/02/98             21,500,000     21,495,999
                                                --------------

Total Commercial Paper                             61,383,721
                                                --------------


SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.01%

State Street Bank and Trust
    4.250% due 01/02/98
    (Dated 12/31/97, repurchase price
    of $97,023; collateralized by U.S.
    Treasury Notes - market value
    $99,105 and due 05/15/03)           97,000         97,000
                                                --------------

Total Securities Held Under Repurchase
    Agreement                                          97,000
                                                --------------

Total Short-Term Investments
    at Amortized Cost                              61,480,721
                                                --------------


TOTAL GROWTH LT PORTFOLIO
    (COST $637,528,867)                          $695,583,339
                                                --------------

See Notes to Financial Statements            See explanations of symbols on A-65

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Forward foreign currency contracts outstanding at December 31, 1997, were summarized as follows:

                                   Principal
          Contracts                 Amount       Unrealized
          To Buy or  Expiration   Covered By    Appreciation
  Type     To Sell     Month       Contract     (Depreciation)
--------------------------------------------------------------
   BP        Buy       1/98      $   180,950     $      (143)
             Buy       2/98        1,749,150         (25,635)
             Buy       3/98          842,967          (6,414)
             Buy       5/98          229,100            (186)
             Sell      1/98          185,020           4,213
             Sell      2/98        1,715,184          (8,331)
             Sell      3/98        3,502,580          58,250
             Sell      5/98          502,500          11,970
   DG        Buy       1/98        1,540,318         (59,202)
             Buy       2/98        8,000,960        (227,144)
             Sell      1/98        5,859,661         (64,802)
             Sell      2/98       17,466,410         161,003
             Sell      3/98        2,872,372          44,290
   DM        Buy       2/98        6,880,238        (248,126)
             Sell      2/98        6,421,410        (210,703)
   FM        Buy       1/98        1,775,576         (30,613)
             Buy       3/98        3,112,235        (160,260)
             Sell      1/98        3,844,957         121,013
             Sell      2/98          361,664          (6,789)
             Sell      3/98       16,543,230         636,953
             Sell      5/98          669,216          21,368
   IL        Buy       3/98        1,343,060         (37,873)
             Sell      1/98        5,978,231          (9,963)
             Sell      3/98        2,534,783         (18,843)
   SK        Buy       2/98          637,959         (30,702)
             Buy       3/98        1,295,828         (42,507)
             Sell      1/98        1,623,159          42,961
             Sell      2/98          611,465           4,208
             Sell      3/98        2,059,660          34,168
                                                --------------
                                                  $  (47,839)
                                                --------------

          Principal amount denoted in the indicated currency:
             BP - British Pound
             DG - Dutch Guilder
             DM - German Mark
             FM - Finnish Markka
             IL - Italian Lira
             SK - Swedish Krona

(b) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                              $ 637,528,867
                                                            --------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost         $  82,319,777
                                                            --------------

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value
                                                              (24,265,305)
                                                            --------------

Net unrealized appreciation                                 $  58,054,472
                                                            --------------

See Notes to Financial Statements            See explanations of symbols on A-65

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
-----------------------------------------------------------------

                                                    MARKET
                                        SHARES      VALUE
                                        ------      ------
CONVERTIBLE PREFERRED STOCKS - 0.50%

CONSUMER DISCRETIONARY - 0.50%

TCI Communications                      62,300  $   3,994,987
                                                -------------
                                                    3,994,987
                                                -------------
Total Convertible Preferred Stocks
    (Cost $3,052,700)                               3,994,987
                                                -------------

COMMON STOCKS - 95.70%

CAPITAL GOODS - 4.56%

AlliedSignal Inc                       410,100     15,968,269
Boeing                                 142,500      6,973,594
Cooper Industries Inc                  281,900     13,813,100
                                                -------------
                                                   36,754,963
                                                -------------
CONSUMER DISCRETIONARY - 21.00%

Bristol Myers Squibb                   189,100     17,893,587
Circuit City Stores                    341,200     12,133,925
Federated Department Stores *          173,600      7,475,650
General Mills Inc                      153,600     11,001,600
International Game Technology          308,000      7,777,000
Learning Co Inc *                        4,800         77,100
Motorola                               178,600     10,191,363
Procter & Gamble                       149,000     11,892,062
Starwood Lodging Trust                 182,600     10,567,975
Telecom-TCI Ventures *                 523,981     14,835,212
Toys R Us *                            446,900     14,049,419
Tyco International Ltd                 373,600     16,835,350
Wal-Mart Stores Inc                    240,300      9,476,831
Warner Lambert Co                      200,900     24,911,600
                                                -------------
                                                  169,118,674
                                                -------------
CONSUMER STAPLES - 8.24%

Anheuser Busch                         342,600     15,074,400
Commscope Inc *                        182,333      2,450,100
PepsiCo                                264,500      9,637,719
Philip Morris Co Inc                   341,400     15,469,687
Ralston-Purina Group                   157,900     14,674,831
Unilever N.V.                          144,500      9,022,219
                                                -------------
                                                   66,328,956
                                                -------------
ENERGY - 9.57%

Atlantic Richfield                     142,800     11,441,850
Cooper Cameron Corp *                   60,400      3,684,400
Duke Power                              70,300      3,892,863
Enron Corp                             216,200      8,985,812
Exxon Corp                             254,000     15,541,625
Mobil Corp                             103,800      7,493,062
Tosco Corp                             688,700     26,041,469
                                                -------------
                                                   77,081,081
                                                -------------
-----------------------------------------------------------------

FINANCIAL & BUSINESS SERVICES - 13.86%

Ambac Financial Group Inc               59,400  $   2,732,400
American International Group Inc        71,500      7,775,625
Chase Manhattan Corp                    34,400      3,766,800
Equity Office Properties               232,883      7,350,379
FNMA                                   330,100     18,836,331
First Hawaiian Inc                      92,100      3,660,975
First Union Corp                       469,200     24,046,500
Fleet Financial Group Inc              124,800      9,352,200
Marsh & McLennan Cos                   136,100     10,147,956
MBIA Inc                                68,100      4,549,931
Providian Corp                         254,500     11,500,219
Washington Mutual Inc                  123,300      7,868,081
                                                -------------
                                                  111,587,397
                                                -------------
HEALTH CARE - 5.00%

Alza Corp *                            252,500      8,032,656
Crescendo Pharmaceuticals Corp *        13,025        150,602
Forest Laboratories *                   80,700      3,979,519
Humana Inc                             687,100     14,257,325
United Healthcare Corp                 278,700     13,847,906
                                                -------------
                                                   40,268,008
                                                -------------
MATERIALS & PROCESSING - 7.56%

Albemarle Corp                         335,800      8,017,225
Allegheny Teledyne Inc                 518,700     13,421,362
Temple Inland Inc                      227,900     11,922,019
Union Carbide Corp                     317,300     13,624,069
Waste Management Inc                   505,000     13,887,500
                                                -------------
                                                   60,872,175
                                                -------------
TECHNOLOGY - 16.39%

Autodesk Inc                           163,200      6,038,400
Bay Networks Inc *                     498,600     12,745,463
Cabletron Systems *                    247,100      3,706,500
CISCO Systems Inc *                    147,800      8,239,850
EMC Corp *                             545,000     14,953,438
General Semiconductor Inc *            143,200      1,655,750
IBM Corp                               175,400     18,340,262
Input/Output Inc *                     161,800      4,803,437
Nextlevel Systems Inc *                547,000      9,777,625
Oracle Systems Corp *                  334,550      7,464,647
Perkin Elmer Corp                      190,100     13,508,981
Sensormatic Electric                   518,100      8,516,269
Sun Microsystems *                     335,400     13,374,075
U S West Media Group *                 307,900      8,890,612
                                                -------------
                                                  132,015,309
                                                -------------
TRANSPORTATION - 2.24%

Goodyear Tire & Rubber                 157,300     10,008,212
Union Pacific Corp                     129,000      8,054,438
                                                -------------
                                                   18,062,650
                                                -------------

See Notes to Financial Statements          See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
-----------------------------------------------------------------

                                                    MARKET
                                        SHARES      VALUE
                                        ------      ------
UTILITIES - 7.28%

Dominion Resources Inc                 193,200  $   8,223,075
GTE Corp                               244,600     12,780,350
SBC Communications                     189,200     13,858,900
Sprint Corp                            198,500     11,637,063
Worldcom Corp *                        399,600     12,087,900
                                                -------------
                                                   58,587,288
                                                -------------

Total Common Stocks (Cost $707,605,597)           770,676,501
                                                -------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                     ------         -----
CORPORATE BONDS & NOTES - 1.11%

Consumer Discretionary - 1.11%

Berkshire Hathaway
  1.000% due 12/02/01             $  5,542,000      8,929,548
                                                -------------


Total Corporate Bonds & Notes (Cost $5,860,311)     8,929,548
                                                -------------

Total Investments in Securities
    at Market Value (Cost $716,518,608)           783,601,036
                                                -------------


SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.69%

State Street Bank and Trust
   4.250% due 01/02/98
   (Dated 12/31/97, repurchase price
   of $21,713,031; collateralized by U.S.
   Treasury Notes - market value
   $22,147,106 and due 5/15/98)     21,707,906     21,707,906
                                                -------------

Total Securities Held Under Repurchase
    Agreement                                      21,707,906
                                                -------------

Total Short-Term Investments
    at Amortized Cost                              21,707,906
                                                -------------

TOTAL EQUITY INCOME PORTFOLIO
    (COST $738,226,514)                          $805,308,942
                                                =============

NOTES TO SCHEDULE OF INVESTMENTS
-------------------------------

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                 $738,226,514
                                                               ============

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $ 85,934,903

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value             (18,852,475)
                                                               ------------

Net unrealized appreciation                                    $ 67,082,428
                                                               ============

See Notes to Financial Statements           See explanation of symbols on A-65

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                                       MARKET
                                        SHARES          VALUE
                                        ------         ------
CONVERTIBLE PREFERRED STOCK - 0.72%

CONSUMER DISCRETIONARY - 0.72%

Home Ownership Funding                   1,830    $ 1,779,611
TCI Communications                      14,300        916,988
                                                  -----------
Total Convertible Preferred Stock                   2,696,599
                                                  -----------
    (Cost $2,532,903)


COMMON STOCKS - 47.61%

CAPITAL GOODS - 2.29%

AlliedSignal Inc                        95,500      3,718,531
Boeing                                  32,700      1,600,256
Cooper Industries Inc                   65,400      3,204,600
                                                  -----------
                                                    8,523,387
                                                  -----------
CONSUMER DISCRETIONARY - 10.58%

Bristol Myers Squibb                    43,500      4,116,187
Circuit City Stores                     77,200      2,745,425
Commscope Inc *                         40,933        550,037
Federated Department Stores *           39,300      1,692,356
General Mills Inc                       35,800      2,564,175
International Game Technology           71,200      1,797,800
Motorola                                41,400      2,362,388
Procter & Gamble                        33,700      2,689,681
Starwood Lodging Trust                  40,700      2,355,512
TCI Communications *                   116,859      3,308,570
Toys R Us *                            101,900      3,203,481
Tyco International Ltd                  85,858      3,868,976
Wal-Mart Stores Inc                     53,800      2,121,738
Warner Lambert Co                       48,100      5,964,400
                                                  -----------
                                                   39,340,726
                                                  -----------
CONSUMER STAPLES - 3.90%

Anheuser Busch                          77,600      3,414,400
PepsiCo                                 60,800      2,215,400
Philip Morris Co Inc                    79,100      3,584,219
Ralston-Purina Group                    35,300      3,280,694
Unilever N.V.                           32,000      1,998,000
                                                  -----------
                                                   14,492,713
                                                  -----------
ENERGY - 4.68%

Atlantic Richfield                      33,000      2,644,125
British Petroleum PLC ADR                  234         18,647
Cooper Cameron Corp *                   14,000        854,000
Duke Power                              16,100        891,538
Enron Corp                              48,200      2,003,313
Exxon Corp                              57,000      3,487,688
Mobil Corp                              23,100      1,667,531
Tosco Corp                             154,500      5,842,031
                                                  -----------
                                                   17,408,873
                                                  -----------
--------------------------------------------------------------

FINANCIAL & BUSINESS SERVICES - 6.96%

Ambac Financial Group Inc               16,000    $   736,000
American International Group Inc        16,500      1,794,375
Chase Manhattan Corp                     7,900        865,050
Equity Office Properties                55,408      1,752,285
FNMA                                    74,700      4,262,567
First Hawaiian Inc                      21,100        838,725
First Union Corp                       112,000      5,740,000
Fleet Financial Group Inc               28,700      2,150,706
Marsh & McLennan Cos                    31,200      2,326,350
MBIA Inc                                15,400      1,028,913
Providian Corp                          55,700      2,516,944
Washington Mutual Inc                   29,200      1,863,325
                                                  -----------
                                                   25,875,240
                                                  -----------
HEALTH CARE - 2.51%

Alza Corp *                             59,500      1,892,844
Crescendo Pharmaceuticals Corp *         3,150         36,422
Forest Laboratories *                   18,300        902,419
Humana Inc                             157,500      3,268,125
United Healthcare Corp                  64,700      3,214,781
                                                  -----------
                                                    9,314,591
                                                  -----------
MATERIALS & PROCESSING - 3.68%

Albemarle Corp                          69,400      1,656,925
Allegheny Teledyne Inc                 115,500      2,988,563
Temple Inland Inc                       52,600      2,751,638
Union Carbide Corp                      71,900      3,087,206
Waste Management Inc                   115,900      3,187,250
                                                  -----------
                                                   13,671,582
                                                  -----------
TECHNOLOGY - 8.27%

Autodesk Inc                            41,300      1,528,100
Bay Networks Inc *                     126,600      3,236,213
Cabletron Systems *                     57,300        859,500
CISCO Systems Inc *                     33,950      1,892,713
EMC Corp *                             130,100      3,569,619
General Semiconductor Inc *             32,000        370,000
IBM Corp                                40,500      4,234,781
Input/Output Inc *                      36,200      1,074,688
Nextlevel Systems Inc *                122,500      2,189,688
Oracle Systems Corp *                   75,700      1,689,056
Perkin Elmer Corp                       43,700      3,105,431
Sensormatic Electric                   115,100      1,891,956
Sun Microsystems *                      78,000      3,110,250
U.S. West Media Group *                 68,600      1,980,825
                                                  -----------
                                                   30,732,820
                                                  -----------
TRANSPORTATION - 1.14%

Goodyear Tire & Rubber                  36,400      2,315,950
Union Pacific Corp                      30,800      1,923,075
                                                  -----------
                                                    4,239,025
                                                  -----------
UTILITIES - 3.60%

Dominion Resources Inc                  44,300      1,885,519
GTE Corp                                56,500      2,952,125
SBC Communications                      43,100      3,157,075

See Notes to Financial Statements           See explanation of symbols on A-65

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                         ------          -----
Sprint Corp                         $    44,800   $  2,626,400
Worldcom Corp *                          91,400      2,764,850
                                                  ------------
                                                    13,385,969
                                                  ------------
Total Common Stocks (Cost $162,245,362)            176,984,926
                                                  ------------


CORPORATE BONDS & NOTES - 9.14%

CAPITAL GOODS - 0.72%

Lockheed Martin
    6.550% due 05/15/99               1,500,000      1,508,625
Northrop-Grumman
    9.375% due 10/15/24               1,000,000      1,173,889
                                                  ------------
                                                     2,682,514
                                                  ------------
CONSUMER DISCRETIONARY - 0.41%

COX Communication Inc
    6.690% due 09/20/04               1,500,000      1,525,028
                                                  ------------
                                                     1,525,028
                                                  ------------
ENERGY - 2.20%

Columbia Gas System
    6.610% due 11/28/02               1,000,000      1,009,560
CSX Corp
    7.050% due 05/01/02               1,500,000      1,535,771
Enron Corp
    6.625% due 10/15/03               1,500,000      1,511,122
LASMO
    7.300% due 11/15/27               3,000,000      3,063,750
Standard Oil Co
    9.000% due 06/01/19               1,000,000      1,035,340
                                                  ------------
                                                     8,155,543
                                                  ------------
FINANCIAL & BUSINESS SERVICES - 2.45%

Associates Corp North America
    5.960% due 05/15/37                 460,000        468,419
Chrysler Financial Corp
    5.625% due 01/15/99               1,000,000        994,955
First Union Corp
    6.550% due 10/15/35               1,700,000      1,721,590
Fleetwood Credit Corp Grantor Trust
    6.900% due 03/15/12               1,455,100      1,471,658
GMAC
    9.125% due 07/15/01                 250,000        272,193
Mellon Bank Capital
    7.720% due 12/01/26                 500,000        521,991
Montell American Financial
    7.400% due 03/15/04               1,500,000      1,563,840
Safeco Capital Trust
    8.072% due 07/15/37               2,000,000      2,104,578
                                                  ------------
                                                     9,119,224
                                                  ------------
MATERIALS & PROCESSING - 0.46%

Georgia Pacific
    9.950% due 06/15/02              $1,500,000   $  1,699,170
                                                  ------------
                                                     1,699,170
                                                  ------------
TRANSPORTATION - 0.76%

Norfolk Southern
    6.950% due 05/01/02               1,500,000      1,538,519
Union Tank Car
    6.500% due 04/15/08               1,276,372      1,287,936
                                                  ------------
                                                     2,826,455
                                                  ------------
UTILITIES - 2.14%

Pacificorp
    6.750% due 07/15/04               1,000,000      1,018,750
    8.900% due 02/15/01               1,000,000      1,079,342
Potomac Electric Power
    7.375% due 09/15/25               2,000,000      2,075,600
Southern Co Cap Trust
    8.190% due 02/01/37               1,100,000      1,218,250
Southwestern Bell
    7.375% due 07/15/27               1,500,000      1,555,185
Western Resources Inc
    7.250% due 07/01/99               1,000,000      1,016,299
                                                  ------------
                                                     7,963,426
                                                  ------------
Total Corporate Bonds & Notes
    (Cost $33,321,106)                              33,971,360
                                                  ------------


CONVERTIBLE BONDS - 0.55%

FINANCIAL & BUSINESS SERVICES - 0.55%

Berkshire Hathaway
    1.000% due 12/02/01               1,278,000      2,059,178
                                                  ------------

Total Convertible Bonds
    (Cost $1,373,319)                                2,059,178
                                                  ------------


MORTGAGE-BACKED SECURITIES - 11.66%

COLLATERALIZED MORTGAGE OBLIGATION - 0.04%

Donaldson, Lufkin & Jenrette
    8.650% due 11/25/24 "               133,398        131,189
                                                  ------------
                                                       131,189
                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.86%

    6.500% due 05/01/11 "             2,998,516      3,008,778
    6.500% due 03/01/12 "               718,565        720,821
    6.500% due 02/15/19 "             1,300,000      1,285,577
    8.000% due 11/01/26 "             1,260,708      1,306,586
    8.500% due 07/01/02 "               561,147        576,438
                                                  ------------
                                                     6,898,200
                                                  ------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
------------------------------------------------------------------

                                         PRINCIPAL       MARKET
                                          AMOUNT          VALUE
                                          ------          -----
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.19%

    6.300% due 12/25/15 "               $1,853,926   $  1,844,656
    6.500% due 01/25/23 "                6,220,000      6,269,324
    7.000% due 01/14/27 "                2,040,000      2,086,538
    8.000% due 11/01/26 "                1,607,294      1,666,426
                                                    --------------
                                                       11,866,944
                                                    --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.57%

    7.000% due 06/15/23 "                  607,127        614,145
    7.000% due 03/15/24 "                  445,393        450,631
    7.000% due 04/15/24 "                1,253,920      1,268,668
    7.000% due 05/15/24 "                   92,263         93,348
    7.000% due 12/15/25 "                3,595,062      3,629,861
    7.000% due 10/15/27 "                2,624,472      2,649,123
    7.000% due 12/15/27 "                2,325,529      2,347,365
    7.000% due 12/31/27 "                5,000,000      5,047,200
    7.375% due 06/20/21 "                  201,583        208,078
    7.375% due 06/20/23 "                  131,229        135,417
    9.000% due 04/15/16 "                  393,245        430,297
    9.000% due 05/15/16 "                  904,219        989,413
    9.000% due 06/15/16 "                  272,434        298,103
    9.000% due 08/15/16 "                  290,656        318,041
    9.000% due 09/15/16 "                  564,099        617,249
    9.000% due 10/15/16 "                1,044,938      1,143,392
    9.000% due 11/15/16 "                  896,300        980,750
    9.000% due 12/15/16 "                  813,871        890,554
    9.000% due 01/15/17 "                  302,167        330,531
    9.000% due 03/15/17 "                  608,982        666,147
    9.000% due 07/15/17 "                  229,993        251,582
    9.000% due 08/15/17 "                  304,272        332,834
    9.000% due 10/15/17 "                  343,117        375,325
    12.000% due 05/15/16 "                 319,873        367,790
                                                    --------------
                                                       24,435,844
                                                    --------------

Total Mortgage-Backed Securities
    (Cost $42,340,428)                                 43,332,177
                                                    --------------


OTHER ASSET-BACKED SECURITIES - 3.23%

Alaska Trade Co
    6.790% due 10/01/05                  2,500,000      2,553,125
Caterpillar Financial
    6.300% due 05/25/02                    500,000        503,560
CS First Boston Mortgage Security Corp
    6.400% due 02/17/04 "                1,400,000      1,409,188
Greentree Financial
    6.700% due 10/15/17                  1,000,000      1,009,260
Greentree Home Improvement Loan Trust
    6.390% due 01/15/29 "                2,000,000      2,001,250
Greentree Rec, Equip, & Consumer Trust
    5.550% due 02/15/18                    399,991        396,519
Morgan Stanley Mtg Trst
    8.950% due 05/01/17 "                  371,110        383,565
Premier Auto Trust
    4.650% due 11/02/99 "                  174,022        172,717
The Money Store Home Equity
    6.440% due 09/15/24                    500,000        499,964
U.S.A Bancorp
    8.270% due 12/15/26                  2,000,000      2,172,990
World Omni Auto Lease
    6.300% due 06/25/02                    301,400        302,162
    6.750% due 06/25/03                    600,000        602,202
                                                    --------------

Total Other Asset-Backed Securities
    (Cost $11,788,613)                                 12,006,502
                                                    --------------


STRIPPED MORTGAGE-BACKED SECURITIES - 0.01%

FNMA (IO)
    6.000% due 12/25/07 "                  401,515         39,085
                                                    --------------

Total Stripped Mortgage-Backed Securities
    (Cost $46,036)                                         39,085
                                                    --------------


U.S. TREASURY BONDS - 10.66%

    6.500% due 11/15/26 **               8,385,000      8,953,612
    8.500% due 02/15/20                 23,609,000     30,691,724
                                                    --------------

Total U.S. Treasury Bonds
    (Cost $35,562,463)                                 39,645,336
                                                    --------------


U.S. TREASURY NOTES - 4.85%

    5.875% due 02/15/00                  2,155,000      2,164,430
    6.000% due 06/30/99                 12,841,000     12,909,224
    6.875% due 07/31/99                  2,910,000      2,961,836
                                                    --------------

Total U.S. Treasury Notes
    (Cost $18,011,627)                                 18,035,490
                                                    --------------


FOREIGN BOND - 3.84%

Canada - 1.79%

Canadian Imperial Bank
    6.200% due 08/01/00                  2,500,000      2,507,488
Hydro Quebec
    8.875% due 03/01/26                  2,100,000      2,615,088
McKesson Financial Canada
    6.550% due 11/01/02 ~                1,500,000      1,521,414
                                                    --------------
                                                        6,643,990
                                                    --------------
CHINA - 0.07%

Guangdong International
    8.750% due 10/24/16 ~                  250,000        258,601
                                                    --------------
                                                          258,601
                                                    --------------

See Notes Financial Statements                See explanation of symbols on A-65

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
------------------------------------------------------------------------

                                             PRINCIPAL        MARKET
                                              AMOUNT           VALUE
                                              ------           -----
FRANCE - 0.16%

Legrand S.A.
    8.500% due 02/15/25                    $   500,000      $    596,325
                                                          --------------
                                                                 596,325
                                                          --------------
GERMANY - 0.42%

Ford Motor Credit
    8.625% due 01/24/00                      1,515,000         1,581,281
                                                          --------------
                                                               1,581,281
                                                          --------------
INDONESIA - 0.02%

Sampoerna International
    8.375% due 06/15/06 ~                      100,000            73,743
                                                          --------------
                                                                  73,743
                                                          --------------
MALAYSIA - 0.19%

Petroliam Nasional Berhd
    7.750% due 08/15/15 ~                      750,000           690,693
                                                          --------------
                                                                 690,693
                                                          --------------
NETHERLANDS - 0.52%

BTM Curacao Holding
    6.406% due 09/29/49                      2,000,000         1,920,000
                                                          --------------
                                                               1,920,000
                                                          --------------
UNITED KINGDOM - 0.67%

Abbey National
    8.200% due 10/15/04                      1,000,000         1,097,561
Midland Bank PLC
    8.625% due 12/15/04                      1,250,000         1,396,169
                                                          --------------
                                                               2,493,730
                                                          --------------

Total Foreign Bonds
    (Cost $13,663,759)                                        14,258,363
                                                          --------------

Total Investments in Securities
    at Market Value (Cost $320,885,616)                      343,029,016
                                                          --------------


--------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT          VALUE
                                                 ------          -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.73%

State Street Bank and Trust
    4.250% due 01/02/98
    (Dated 12/31/97 , repurchase price
    of $28,729,364; collateralized by U.S.
    Treasury Notes - market value
    $29,299,144 and due 05/15/98)              $28,722,582   $  28,722,582
                                                             -------------

Total Securities Held Under Repurchase
    Agreement                                                   28,722,582
                                                             -------------

Total Short-Term Investments
    at Amortized Cost                                           28,722,582
                                                             -------------


TOTAL MULTI-STRATEGY PORTFOLIO
    (COST $349,608,198)                                      $ 371,751,598

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Securities with an approximate aggregate market value of $8,953,612 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1997:

                                                 Number of     Unrealized
             Type                                Contracts    Appreciation
----------------------------------------------------------------------------
U.S. Treasury 5 year Notes (3/98)                   23             $  1,797
U.S. Treasury 30 year Bonds (3/98)                  26               37,938
                                                              --------------
                                                                   $ 39,735
                                                              ==============

(b) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                 $349,608,198
                                                              ==============

Aggregate gross unrealized appreciation for
all investments in which there was an excess of
value over tax cost                                             $26,609,329

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                  (4,465,929)
                                                              --------------

Net unrealized appreciation                                     $22,143,400
                                                              ==============

See Notes to Financial Statements            See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                           MARKET
                                              SHARES       VALUE
                                              ------       -----
COMMON STOCKS - 89.98%

CAPITAL GOODS - 1.15%

Boeing                                        60,000   $  2,936,250
U.S. Filter Corp *                            25,000        748,438
                                                        -----------
                                                          3,684,688
                                                        -----------
CONSUMER DISCRETIONARY - 24.45%

Avon Products Inc                            125,000      7,671,875
Callaway Golf Co                             200,000      5,712,500
General Electric                             140,000     10,272,500
Home Depot Inc                               175,000     10,303,125
Mattel Inc                                   160,000      5,960,000
McDonalds Corp                                90,000      4,297,500
Motorola                                      85,000      4,850,313
Procter & Gamble                              85,000      6,784,062
Walt Disney Productions                      100,000      9,906,250
Warner Lambert Co                            100,000     12,400,000
                                                       ------------
                                                         78,158,125
                                                       ------------
CONSUMER STAPLES - 6.27%

Beringer Wine Estates 'B' *                   34,000      1,292,000
Coca-Cola                                     40,000      2,665,000
Colgate Palmolive                             50,000      3,675,000
International Home Foods *                   100,000      2,800,000
Panamerican Beverages Inc 'A'                 60,000      1,957,500
Starbucks Corp *                             200,000      7,675,000
                                                        -----------
                                                         20,064,500
                                                        -----------
ENERGY - 4.43%

Santa Fe International Corp                  150,000      6,103,125
Schlumberger Ltd                             100,000      8,050,000
                                                        -----------
                                                         14,153,125
                                                        -----------
FINANCIAL & BUSINESS SERVICES - 15.84%

Ahmanson (H.F.) & Co                          70,000      4,685,625
American International Group Inc              65,000      7,068,750
Associates First Capital Corp                 50,000      3,556,250
BankBoston Corp                               70,000      6,575,625
Chase Manhattan Corp                          50,000      5,475,000
Citicorp                                      50,000      6,321,875
FNMA                                          50,000      2,853,125
Friedman Billings Ramsey 'A' *               100,000      1,793,750
Hartford Life Inc                            100,000      4,531,250
Household International Inc                   50,000      6,378,125
SLM Holding Corp                              10,000      1,391,250
                                                        -----------
                                                         50,630,625
                                                        -----------
HEALTH CARE - 9.38%

Johnson & Johnson                             50,000      3,293,750
Lilly (Eli) & Co                             200,000     13,925,000
Merck & Co Inc                                50,000      5,312,500
Pfizer Inc                                   100,000      7,456,250
                                                        -----------
                                                         29,987,500
                                                        -----------

TECHNOLOGY - 23.84%

America Online Inc *                         100,000      8,918,750
Bay Networks Inc *                           100,000      2,556,250
CISCO Systems Inc *                           75,000      4,181,250
Compaq Computer Corp                         140,000      7,901,250
Dell Computer Corp *                         100,000      8,400,000
Hewlett Packard Co                            75,000      4,687,500
Honeywell Inc                                 75,000      5,137,500
IBM Corp                                      25,000      2,614,062
Lucent Technologies Inc                      100,000      7,987,500
Microsoft Corp *                              60,000      7,755,000
Nokia Corp ADR                                90,000      6,300,000
Peoplesoft Inc *                             150,000      5,850,000
Philips Electronics                           65,000      3,932,500
                                                        -----------
                                                         76,221,562
                                                        -----------
TRANSPORTATION - 1.26%

Hertz Corp 'A'                                            4,025,000
                                                        -----------
                                                          4,025,000
                                                        -----------
UTILITIES - 3.36%

AT&T Corp                                     60,000      3,675,000
Ericsson (LM) Tel 'B' ADR                    100,000      3,731,250
Worldcom Corp *                              110,000      3,327,500
                                                        -----------
                                                         10,733,750
                                                        -----------

Total Common Stocks (Cost $230,614,026)                 287,658,875
                                                        -----------

Total Investments in Securities
    at Market Value (Cost $230,614,026)                 287,658,875
                                                        -----------

See Notes to Financial Statements            See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                              PRINCIPAL
                                              AMOUNT                VALUE
                                              ---------             -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 10.02%

Citibank N.A.
   6.350% due 01/02/98
   (Dated 12/31/97, repurchased price
   of $32,047,302; collateralized by U.S.
   Treasury Note - market value
   $32,677,163 and due 04/30/02)             $32,036,000         $ 32,036,000
                                                                 ------------

Total Securities Held Under Repurchase
    Agreement                                                      32,036,000
                                                                 ------------

Total Short-Term Investments
    at Amortized Cost                                            $ 32,036,000
                                                                 ------------


TOTAL EQUITY PORTFOLIO
    (COST $262,650,026)                                          $319,694,875
                                                                 ------------


NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                   $262,650,026
                                                                 ------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $ 62,396,626

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (5,351,777)
                                                                 ------------

Net unrealized appreciation                                      $ 57,044,849
                                                                 ------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
                                     ------          -----
CORPORATE BONDS & NOTES - 83.83%

CAPITAL GOODS - 10.23%

Boeing
    6.875% due 10/15/43             $2,000,000   $  2,067,500
James River Corp
    7.750% due 11/15/23              1,000,000      1,073,725
Lockhead Martin
    7.750% due 05/01/26              1,500,000      1,681,875
Loral
    7.000% due 09/15/23              2,090,000      2,125,875
Northrop Grumman Corp
    7.750% due 03/01/16              2,000,000      2,202,500
Toro Co
    7.800% due 06/15/27              2,000,000      2,177,500
                                                --------------
                                                   11,328,975
                                                --------------
CONSUMER DISCRETIONARY - 13.59%

CBS Inc
    7.125% due 11/01/23              2,000,000      1,865,000
Dayton Hudson Co
    9.700% due 06/15/21                500,000        653,125
Federal Express
    7.600% due 07/01/97              2,000,000      2,127,500
Fruit of the Loom
    7.375% due 11/15/23              2,000,000      1,967,500
ITT Destinations Corp
    7.750% due 11/15/25              1,000,000        942,935
News America Holdings
    7.750% due 12/01/45              2,100,000      2,197,125
Time Warner Entertainment
    8.375% due 07/15/33              2,000,000      2,287,500
Times Mirror Co
    7.250% due 11/15/96              1,000,000      1,074,950
Walt Disney Productions
    7.550% due 07/15/93              1,750,000      1,935,938
                                                --------------
                                                   15,051,573
                                                --------------
CONSUMER STAPLES - 12.27%

Anheuser Busch
    6.750% due 12/15/27              1,500,000      1,515,000
    7.000% due 12/01/25              2,000,000      2,030,000
Coca-Cola Enterprise
    6.750% due 09/15/23              1,500,000      1,496,250
Hershey Foods Co
    7.200% due 08/15/27              4,000,000      4,285,000
Ralston Purina
    7.8750% due 06/15/25             1,500,000      1,685,625
    8.6250% due 02/15/22               500,000        602,500
Seagram Co Limited
    6.875% due 09/01/23              2,000,000      1,982,500
                                                --------------
                                                   13,596,875
                                                --------------

ENERGY - 2.07%

Apache Corp
    7.625% due 11/01/96             $1,000,000   $  1,076,250
Hydro Quebec
    8.625% due 06/15/29              1,000,000      1,218,640
                                                --------------
                                                    2,294,890
                                                --------------
FINANCIAL & BUSINESS SERVICES - 15.18%

American General
    7.500% due 07/15/25              1,500,000      1,623,750
Bank One Corp
    8.000% due 04/29/27              3,000,000      3,412,500
GMAC
    7.400% due 19/01/25              1,000,000      1,061,250
International Bank
    0.000% due 07/15/29 *           17,140,000      2,506,725
    0.000% due 03/11/31 *           10,000,000      1,412,500
NationsBank
    7.250% due 10/15/25              3,500,000      3,675,000
Republic New York Corp
    7.200% due 07/15/97              3,000,000      3,127,500
                                                --------------
                                                   16,819,225
                                                --------------
HEALTH CARE - 10.11%

Amgen Inc
    8.125% due 04/01/97              3,500,000      4,016,250
Columbia/HCA Healthcare
    7.500% due 11/15/95              3,500,000      3,491,250
Merck & Co Inc
    6.300% due 01/01/26              1,000,000        973,750
Rite Aid Corp
    7.700% due 02/15/27              2,500,000      2,718,750
                                                --------------
                                                   11,200,000
                                                --------------
MATERIALS & PROCESSING - 4.20%

Dow Chemical
    7.375% due 03/01/23              1,500,000      1,591,875
Georgia-Pacific
    7.375% due 12/01/25              1,500,000      1,509,375
Lyondell Petrochemical
    7.550% due 02/15/26              1,500,000      1,556,250
                                                --------------
                                                    4,657,500
                                                --------------
TECHNOLOGY - 4.64%

Harris Corp
    7.000% due 01/15/26              1,000,000        992,500
IBM Corp
    7.125% due 12/01/96              4,000,000      4,153,360
                                                --------------
                                                    5,145,860
                                                --------------

See Notes to Financial Statements             See Explanation of symbols on A-65

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                     PRINCIPAL      MARKET
                                      AMOUNT         VALUE
                                      ------         -----
TRANSPORTATION - 10.60%

AMR Corp
    9.000% due 09/15/16            $ 4,500,000  $   5,349,375
Chrysler Corp
    7.450% due 02/01/97              2,000,000      2,121,920
Ford Motor Co
    7.700% due 05/15/97              2,000,000      2,222,500
Johnson Controls
    6.950% due 12/01/45              2,000,000      2,045,000
                                                --------------
                                                   11,738,795
                                                --------------
UTILITY - 0.94%

BellSouth Telecommunications
    7.000% due 12/01/95              1,000,000      1,044,460
                                                --------------
                                                    1,044,460
                                                --------------

Total Corporate Bonds & Notes
    (Cost $85,012,691)                             92,878,153
                                                --------------


U.S. TREASURY BONDS - 9.84%

    6.000% due 02/15/26             10,000,000      9,989,063
    7.125% due 02/15/23                800,000        913,373
                                                --------------

Total U.S. Treasury Bonds
    (Cost $10,046,649)                             10,902,436
                                                --------------


U.S. TREASURY STRIPPED - 1.80%

Strip Principal
    0.000% due 02/15/25 *           10,000,000      1,991,200
                                                --------------

Total U.S. Treasury Stripped
    (Cost $1,662,221)                               1,991,200
                                                --------------


FOREIGN GOVERNMENT - 3.14%

British Colombia
    7.250% due 09/01/36              1,000,000      1,103,750
Province of Newfoundland
    7.320% due 01/13/23              1,000,000      1,075,324
Province of Saskatchewan
    9.125% due 02/15/21              1,000,000      1,301,300
                                                --------------

Total Foreign Government
    (Cost $3,046,751)                               3,480,374
                                                --------------

Total Investments in Securities
    at Market Value (Cost $99,768,312)            109,252,163
                                                --------------

                                     PRINCIPAL
                                      AMOUNT         VALUE
                                      ------         -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.39%

Citibank N.A.
    6.350% due 01/02/98
    (Dated 12/31/97, repurchase price
    of $1,546,545; collateralized by U.S.
    Treasury Notes - market value
    $1,579,388 and due 04/30/02)    $1,546,000  $   1,546,000
                                                --------------

Total Securities Held Under Repurchase
    Agreement                                       1,546,000
                                                --------------

Total Short-Term Investments
    at Amortized Cost                               1,546,000
                                                --------------


TOTAL BOND AND INCOME PORTFOLIO
    (COST $101,314,312)                          $110,798,163
                                                ==============


NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                   $101,527,422
                                                ==============

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                      $9,311,051

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                       (40,310)
                                                --------------

Net unrealized appreciation                        $9,270,741
                                                ==============

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
-----------------------------------------------------------------
                                                         MARKET
                                         SHARES          VALUE
                                         ------          -----
COMMON STOCKS - 98.26%

CAPITAL GOODS - 4.08%

Aeroquip-Vickers Inc                     1,400   $     68,687
AlliedSignal Inc                        64,900      2,527,044
AMP Inc                                 26,400      1,108,800
Armstrong World Industries               5,400        403,650
ASARCO Inc                               3,800         85,263
Ball Corp                                1,300         45,906
Black & Decker Corp                      8,400        328,125
Boeing                                 112,610      5,510,852
Briggs & Stratton Co                     3,000        145,687
Browning Ferris                         22,900        847,300
Case Corp                                9,600        580,200
Caterpillar Inc                         43,800      2,127,038
Cooper Industries Inc                   11,900        583,100
Cummins Engine Inc                       5,400        318,937
Deere & Co                              29,800      1,737,712
Emerson Electric Co                     51,100      2,883,956
Foster Wheeler Corp                      3,500         94,719
General Dynamics Corp                    6,720        580,860
General Signal Corp                      6,000        253,125
Grainger (W.W.) Inc                      5,400        524,813
Illinios Tool Works                     26,200      1,575,275
Ingersoll Rand Co                       19,650        795,825
Lockheed Martin Corp                    22,971      2,262,643
Masco Corp                              20,100      1,022,588
National Semiconductor *                19,300        500,594
Navistar International Corp *            4,660        115,626
Northrop Grumman Corp                    7,900        908,500
Parker Hannifin Corp                    13,975        641,103
Textron Inc                             17,400      1,087,500
Thomas & Betts Corp                      6,800        321,300
TRW Inc                                 14,500        773,938
Tyco Laboratories                       62,600      2,820,913
United Technologies                     26,600      1,936,813
                                                --------------
                                                   35,518,392
                                                --------------
CONSUMER DISCRETIONARY - 20.51%

Alcan Aluminium Limited                 21,600        596,700
Alltel Corp                             18,600        763,763
American General Corp                   27,065      1,463,202
American Greetings 'A'                   8,960        350,560
American Home Products                  73,400      5,615,100
American Stores Co                      34,300        705,294
Autozone Inc *                          16,900        490,100
Avery Dennison Corp                     11,300        505,675
Avon Products Inc                       15,700        963,588
Bausch & Lomb Inc                        4,600        182,275
Bristol Myers Squibb                   114,400     10,825,100
CBS Corp                                83,400      2,455,088
Cendant Corp *                          95,266      3,274,771
Charming Shoppes Inc                     1,280          6,000
Circuit City Stores                     13,000        462,313
Clear Channel Commumications *          10,500        834,094
Coastal Corp                            12,300        761,831
Comcast 'A'                             36,135      1,140,511
ConAgra                                 51,800      1,699,688
Corning Inc                             27,500      1,020,938
Costco Cos *                            25,222      1,125,532
Crane Co                                 2,500        108,438
CVS Corp                                18,800      1,204,375
Darden Restaurants                      11,200        140,000
Dayton Hudson Corp                      25,300      1,707,750
Deluxe Corp                              6,400        220,800
Dillard Department Stores               14,000        493,500
Donnelley (RR) & Sons                   16,000        596,000
DSC Communications *                    13,820        331,680
E G & G Inc                              1,700         35,381
Eastern Enterprises                        100          4,500
Eastman Kodak                           36,300      2,207,494
Ecolab Inc                               5,570        308,787
Federal Express Corp *                  13,700        836,556
Federated Department Stores *           23,700      1,020,581
Fleetwood Enterprise                     1,800         76,388
Fluor Corp Del                          11,200        418,600
Fort James Corp                         23,300        891,225
Fruit of the Loom *                      7,100        181,937
Gap Inc                                 46,500      1,647,844
General Electric                       372,000     27,295,500
General Mills Inc                       18,600      1,332,225
Gillette Co                             62,800      6,307,475
Great Atlantic & Pacific                 3,400        100,937
H & R Block                             13,100        587,044
Harcourt General Inc                     3,842        210,350
Harland (John H.) Co                     1,000         21,000
Harrah's Entertainment Inc *            10,350        195,356
Hasbro Inc                              15,150        477,225
Hilton Hotels Corp                      30,700        913,325
Home Depot Inc                          82,000      4,827,750
Ikon Office Solutions Inc               14,200        399,375
International Flavors/Fragrances        14,400        741,600
Interpublic Group                       11,650        580,316
Jostens Inc                              1,048         24,169
Kimberly Clark Corp                     64,452      3,178,289
King World Productions                   5,400        311,850
Kmart Corp                              59,100        683,344
Knight-Ridder Inc                       11,200        582,400
Kroger Co *                             28,300      1,045,331
Limited Inc                             30,490        777,495
Liz Claiborne Inc                        8,560        357,915
Longs Drug Stores                        1,200         38,550
Marriott International Inc              14,900      1,031,825
Mattel Inc                              33,650      1,253,462
May Department Stores Co                26,700      1,406,756
Maytag Corp                             12,200        455,212
McDonalds Corp                          76,600      3,657,650
McGraw Hill Inc                         12,700        939,800
MCI Communications Corp                 76,880      3,291,425
Mercantile Stores                        2,300        140,012
Meredith Corp                            2,800         99,925
Mirage Resorts Inc *                    16,600        377,650
Motorola                                67,100      3,828,894
National Services Industries             4,400        218,075
New York Times Co                       11,100        733,987

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------
                                                      MARKET
                                       SHARES          VALUE
                                       ------          -----
Newell Co                               16,000    $   680,000
Nike Inc                                22,400        879,200
Nordstrom Inc                            9,360        565,110
Omnicom Group Inc                       18,400        779,700
Penny (J.C.) Inc                        29,200      1,761,125
PPG Industries Inc                      22,000      1,256,750
Procter & Gamble                       153,000     12,211,312
Reebok International Limited             5,880        169,417
Rite Aid Corp                           15,100        886,181
Rubbermaid Inc                          16,900        422,500
Russell Corp                             1,500         39,844
Sears Roebuck                           42,600      1,927,650
Service Corp International              29,300      1,082,269
Sigma Aldrich Corp                      12,700        504,825
Springs Industries Inc                     700         36,400
Sysco Corp                              20,800        947,700
Tandy Corp                              12,872        496,376
Tele-Communications 'A' *               51,610      1,441,854
Tellabs Inc *                           21,700      1,147,387
Time Warner Inc                         58,020      3,597,240
Times Mirror 'A'                         6,188        380,562
TJX Cos Inc                             19,300        663,437
Toys R Us *                             32,100      1,009,144
Tribune Co                              15,300        952,425
Tricon Global Restaurants *             19,370        562,941
Tupperware Corp                          8,100        225,788
Unicom Corp                             27,300        839,475
VF Corp                                 14,400        661,500
Viacom International Inc                33,738      1,398,018
Wal-Mart Stores Inc                    254,400     10,032,900
Walgreen Co                             57,200      1,794,650
Walt Disney Productions                 76,002      7,528,948
Warner Lambert Co                       31,500      3,906,000
Wendy's International Inc               18,200        437,937
Whirlpool Corp                           9,300        511,500
Winn Dixie Stores                       14,100        615,994
Woolworth Corp                          16,800        342,300
                                                --------------
                                                  178,793,812
                                                --------------
CONSUMER STAPLES - 8.14%

Albertson's Inc                         29,200      1,383,350
Anheuser Busch                          57,900      2,547,600
Archer-Daniel Midland                   67,014      1,453,366
Brown Forman Inc 'B'                     2,361        130,445
Campbell Soup Co                        50,800      2,952,750
Coca-Cola                              280,700     18,701,637
Colgate Palmolive                       35,000      2,572,500
Coors Adolph                             4,890        162,592
CPC International Inc                   17,000      1,831,750
Fortune Brands Inc                      19,000        704,187
Giant Foods Inc                          4,100        138,119
Heinz (H.J.) Co                         43,650      2,217,966
Hershey Foods Corp                      11,700        724,669
Kellogg Co                              45,300      2,248,012
PepsiCo                                171,700      6,256,319
Philip Morris Co Inc                   274,400     12,433,750
Pioneer Hi-Bred Inc                      7,880        845,130
Polaroid Corp                            5,300        258,044
Quaker Oats Co                          17,100        902,025
Ralston-Purina Group                    11,200      1,040,900
Sara Lee Corp                           56,400      3,176,025
Seagrams Limited                        42,200      1,363,588
Supervalue Inc                           8,600        360,125
Unilever N.V.                           74,600      4,657,837
UST Inc                                 22,500        831,094
Whitman Corp                            12,800        333,600
Wrigley (W.M. Jr.) Co                    9,400        747,888
                                                --------------
                                                   70,975,268
                                                --------------
ENERGY - 11.08%

Amerada Hess Corp                       11,200        614,600
Amoco Corp                              55,900      4,758,488
Anadarko Petroleum                       5,600        339,850
Apache Corp                              9,600        336,600
Armco Inc                                  500          2,469
Ashland Oil Inc                         10,200        547,613
Atlantic Richfield                      37,900      3,036,737
Baker Hughes Inc                        18,200        793,975
Carolina Power & Light                  13,800        585,637
Central & South West                    28,800        779,400
Chevron Corp                            73,900      5,690,300
Columbia Gas System Inc                  7,200        565,650
Consolidated Edison Co                  28,600      1,172,600
Consolidated Natural Gas                12,200        738,100
CSX Corp                                23,700      1,279,800
Cyprus Minerals Co                       7,600        116,850
Dresser Industries Inc                  21,700        910,044
Duke Power                              39,726      2,199,827
duPont (EI) deNemours                  127,700      7,669,981
Echo Bay Mines Limited                   8,100         19,744
Enron Corp                              35,900      1,492,094
Exxon Corp                             279,600     17,108,025
Firstenergy Corp                        29,300        849,700
FMC Corp *                               4,700        316,369
Halliburton                             30,100      1,563,319
Helmerich & Payne                        3,800        257,925
Homestake Mining Co                     15,600        138,450
Inco Limited                            21,700        368,900
Kerr McGee Corp                          5,600        354,550
McDermott International Inc              5,100        186,787
Minnesota Mining & Mfg Co               48,300      3,963,619
Mobil Corp                              90,400      6,525,750
Newmont Mining Corp                     19,622        576,396
Occidental Petroleum Corp               41,600      1,219,400
Paccar Inc                               9,666        507,465
Pennzoil Co                              5,600        374,150
Peoples Energy Corp                      1,200         47,250
Phillips Petroleum Co                   29,800      1,449,025
Rowan Cos Inc *                         10,600        323,300
Royal Dutch Petroleum Guild            243,000     13,167,562
Schlumberger Ltd                        55,800      4,491,900
Sonat Inc                               11,400        521,550
Sun Company Inc                          8,457        355,723
Tenneco Inc                             19,100        754,450
Texaco Inc                              62,900      3,420,187
Union Pacific Resources                 28,526        691,755

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
------------------------------------------------------------------------------

                                                               MARKET
                                            SHARES             VALUE
                                            ------             -----
Unocal Corp                                  29,900       $  1,160,494
USX-Marathon Group                           34,100          1,150,875
Williams Cos                                 38,600          1,095,275
                                                            ----------
                                                            96,590,510
                                                            ----------
FINANCIAL & BUSINESS SERVICES - 17.43%

Aetna Life & Casualty Co                     17,439          1,230,539
Ahmanson (H.F.) & Co                         12,100            809,944
Allstate Corp                                49,389          4,488,225
American Express                             52,100          4,649,925
American International Group Inc             78,950          8,585,813
Aon Corp                                     17,050            999,556
Banc One Corp                                68,740          3,733,441
Bank of New York Co Inc                      44,200          2,555,313
BankAmerica Corp                             77,884          5,685,532
BankBoston Corp                              17,300          1,625,119
Barnett Banks of Florida                     22,900          1,645,938
BB&T Corp                                    17,100          1,095,469
Beneficial Corp                               6,500            540,313
Chase Manhattan Corp                         47,140          5,161,830
Chubb Corp                                   19,600          1,482,250
CIGNA Corp                                    8,900          1,540,256
Cincinnati Financial Corp                     3,200            450,400
Cinergy Corp                                 18,113            693,954
Citicorp                                     51,500          6,511,531
Cognizant Corp                               16,500            735,281
Comerica Inc                                 13,200          1,191,300
Conseco Inc                                  20,700            940,556
Corestates Financial                         23,740          1,900,684
Countrywide Credit Industries Inc            11,000            471,625
Dow Jones & Co Inc                           10,100            542,244
Dun & Bradstreet                             19,700            609,469
Equifax Inc                                  16,200            574,088
FHLMC                                        81,600          3,422,100
Fifth Third Bancorp                          18,450          1,508,288
First Chicago NBD Corp                       34,487          2,879,665
First Data Corp                              50,500          1,477,125
First Union Corp                             73,910          3,787,888
Fleet Financial Group Inc                    26,965          2,020,690
FNMA                                        121,000          6,904,563
Gannett Inc                                  32,600          2,015,087
Golden West Financial Corp                    4,900            479,281
Green Tree Financial Corp                    16,400            429,475
Hartford Financial Services Group            14,200          1,328,587
Household International Inc                  12,600          1,607,287
Huntington Bancshares                        23,000            828,000
ITT Corp *                                   13,900          1,151,962
ITT Industries Inc                           11,900            373,362
Jefferson Pilot Corp                          8,200            638,575
Keycorp                                      26,300          1,862,369
Laidlaw Inc 'B'                              30,000            408,750
Lincoln National Corp                        10,300            804,687
Marsh & McLennan Cos                         20,800          1,550,900
MBIA Inc                                      9,200            614,675
MBNA Corp                                    59,525          1,625,777
Mellon Bank Corp                             30,300          1,836,937
Merrill Lynch Co                             38,200          2,786,212
MGIC Investment Corp                         14,300            950,950
Morgan (J.P.) and Co Inc                     21,300       $  2,404,238
Morgan Stanley                               65,874          3,894,800
National City Corp                           25,800          1,696,350
NationsBank Corp                             82,876          5,039,897
Norwest Corp                                 88,700          3,426,038
PNC Bank Corp                                37,600          2,145,550
Progressive Corp                              8,600          1,030,925
Providian Corp                               11,400            515,138
Pulte Corp                                      700             29,269
Republic New York Corp                        6,300            719,381
Safeco Corp                                  17,540            855,075
Schwab (Charles) Corp                        30,300          1,270,706
St. Paul Cos Inc                             10,260            841,961
State Street Corp                            17,800          1,035,737
SunAmerica Inc                               21,300            910,575
Suntrust Banks Inc                           24,000          1,713,000
Synovus Financial Corp                       21,700            710,675
Torchmark Corp                               14,200            597,287
Transamerica Corp                             7,070            752,955
Travelers Inc                               129,159          6,958,441
U.S. Bancorp                                 28,279          3,165,481
UNUM Corp                                    16,400            891,750
USF & G Corp                                  9,400            207,387
Wachovia Corp                                25,000          2,028,125
Washington Mutual Inc                        29,840          1,904,165
Wells Fargo & Co                             10,100          3,428,319
                                                           -----------
                                                           151,917,012
                                                           -----------
HEALTH CARE - 8.78%

Abbott Laboratories                          88,800          5,821,950
Allergan Inc                                  5,200            174,525
Alza Corp *                                   9,700            308,581
Amgen Inc *                                  30,400          1,645,400
Bard (C.R.) Inc                               6,000            187,875
Baxter International Inc                     33,200          1,674,525
Becton Dickinson                             15,200            760,000
Biomet Inc                                   14,740            377,712
Boston Scientific Corp *                     23,000          1,055,125
Cardinal Health Inc                          13,100            984,137
Columbia/HCA Healthcare                      69,484          2,058,463
Guidant Corp                                 17,300          1,076,925
HBO & Co                                     23,500          1,128,000
Healthsouth Corp *                           43,000          1,193,250
Humana Inc                                   16,200            336,150
Johnson & Johnson                           153,000         10,078,875
Lilly (Eli) & Co                            125,500          8,737,938
Mallinckrodt Group Inc                        8,900            338,200
Manor Care Inc                                4,950            173,250
Medtronic Inc                                54,900          2,871,956
Merck & Co Inc                              135,800         14,428,750
Pfizer Inc                                  146,600         10,930,863
Pharmicia & Upjohn Inc                       59,335          2,173,144
Schering-Plough                              84,900          5,274,413
St. Jude Medical                             11,020            336,110
Tenet Healthcare Corp *                      32,600          1,079,875
U.S. Surgical Corp                            7,200            211,050
United Healthcare Corp                       22,600          1,122,938
                                                           -----------
                                                            76,539,980
                                                           -----------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                            MARKET
                                            SHARES          VALUE
                                            ------          -----
MATERIALS & PROCESSING - 4.02%

Allegheny Teledyne Inc                      16,605        $   429,654
Aluminum Company of America                 20,000          1,407,500
Applied Materials *                         41,800          1,259,225
Barrick Gold Corp                           44,200            823,225
Battle Mountain Gold 'A'                    11,400             66,975
Bemis Inc                                    7,300            321,656
Bethlehem Steel Corp                        13,600            117,300
Boise Cascade Corp                           6,700            202,675
Burlington Northern Santa Fe                17,470          1,623,618
Burlington Resources Inc                    19,547            875,950
Clorox Co                                   12,400            980,375
Crown Cork & Seal                           14,700            736,837
Dover Corp                                  23,000            830,875
Dow Chemical                                26,800          2,720,200
Eastman Chemical Co                          8,525            507,770
Engelhard Corp                              12,812            222,608
Freeport McMoran Copper 'B'                 11,400            179,550
Georgia-Pacific Timber Group                 9,800            222,337
Grace (W.R.) & Co                            8,400            675,675
Great Lakes Chemical                         5,500            246,813
Harnischfeger Industries Inc                 6,500            229,531
Hercules Inc                                12,100            605,756
Inland Steel Industries Inc                  3,100             53,088
International Paper                         35,823          1,544,867
Johnson Controls Inc                        10,600            506,150
Loew's Corp                                 11,700          1,241,663
Louisiana Pacific Corp                      11,800            224,200
Lowe's Co                                   20,800            991,900
Martin Marietta Material                         1                 37
Mead Corp                                   12,600            352,800
Monsanto Co                                 65,100          2,734,200
Moore Limited                                8,200            124,025
Morton International                        13,700            470,938
Nalco Chemical Co                            5,200            205,725
Nucor Corp                                  11,400            550,763
Owens-Illinois Inc *                        16,000            607,000
Owens Corning Fiberglass                     3,300            112,612
Pall Corp                                   15,766            326,159
Phelps Dodge Corp                            7,600            473,100
Placer Dome Inc                             26,500            336,219
Potlatch Corp                                1,300             55,900
Praxair Inc                                 18,900            850,500
Reynolds Metals Co                           9,900            594,000
Rohm & Haas Co                               5,900            564,925
Safety Kleen Corp                            8,800            241,450
Sherwin Williams Co                         20,800            577,200
Stanley Works                                8,100            382,219
Stone Container Corp                        11,312            118,069
Temple Inland Inc                            7,000            366,188
Timken Co                                    6,800            233,750
Union Camp Corp                              8,900            477,819
Union Carbide Corp                          16,500            708,469
USX-US Steel Group                          11,060            345,625
Waste Management Inc                        47,600          1,309,000
Westvaco Corp                               10,300            323,806
Weyerhaeuser Co                             23,700       $  1,162,781
Willamette Industries                        9,900            318,656
Worthington Industries Inc                  15,255            251,707
                                                         ------------
                                                           35,023,615
                                                         ------------

TECHNOLOGY - 12.60%

3 Com Corp *                            37,400              1,306,663
Adobe Systems Inc                        8,600                354,750
Advanced Micro Devices *                15,600                279,825
Apple Computer                          14,050                184,406
Autodesk Inc                             5,860                216,820
Automatic Data Processing               34,300              2,105,163
Bay Networks Inc *                      21,700                554,706
Cabletron Systems *                     19,700                295,500
Ceridian Corp *                          9,400                430,638
Cincinnati Milacron                      2,500                 64,844
CISCO Systems Inc *                    114,600              6,388,950
Compaq Computer Corp                    85,502              4,825,519
Computer Association International      60,600              3,204,225
Computer Sciences *                      9,200                768,200
Data General Corp *                      6,300                109,856
Dell Computer Corp *                    37,700              3,166,800
Digital Equipment Corp *                17,500                647,500
Eaton Corp                               9,800                874,650
EMC Corp *                              58,500              1,605,094
Frontier Corp                           16,800                404,250
Harris Corp                              8,400                385,350
Hewlett Packard Co                     117,900              7,368,750
Honeywell Inc                           15,500              1,061,750
IBM Corp                               110,000             11,501,875
Intel Corp                             185,480             13,029,970
KLA-Tencor Corp *                       10,500                405,562
LSI Logic *                             16,500                325,875
Lucent Technologies Inc                 72,214              5,768,093
Micron Technology                       22,200                577,200
Microsoft Corp *                       137,100             17,720,175
Millipore Corp                           4,752                161,271
Nextlevel Systems Inc *                 18,600                332,475
Northern Telecom Limited                29,800              2,652,200
Novell Inc *                            37,800                283,500
Oracle Systems Corp *                  111,035              2,477,468
Parametric Technology Corp *            16,000                758,000
Perkin Elmer Corp                        6,100                433,481
Pitney Bowes Inc                        17,000              1,528,938
Raychem Corp                             9,400                404,788
Raytheon Co 'A'                          5,255                259,120
Raytheon Co 'B'                         32,900              1,661,450
Rockwell International Corp             25,300              1,321,925
Scientific Atlanta                       8,800                147,400
Seagate Technology *                    28,600                550,550
Shared Medical Systems Corp              3,000                198,000
Silicon Graphics *                      23,344                290,341
Sun Microsystems *                      45,100              1,798,362
Tektronix                                6,450                255,984
Texas Instruments Inc                   42,500              1,912,500
Thermo Electron Corp *                  16,000                712,000
U.S. West Media Group *                 71,400              2,061,675


See Notes to Financial Statements            See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                     MARKET
                                                       SHARES         VALUE
                                                       ------         -----
Unisys Corp *                                          20,200    $    280,275
Western Atlas Inc *                                     7,100         525,400
Xerox Corp                                             38,400       2,834,400
                                                                 ------------
                                                                  109,774,462
                                                                 ------------
TRANSPORTATION - 3.34%

Air Products & Chemicals                               14,100       1,159,725
AMR Corp Del *                                          9,700       1,246,450
Brunswick Corp                                          8,900         269,781
Caliber Systems Inc                                     4,680         227,858
Champion International Corp                            12,400         561,875
Chrysler Corp                                          76,344       2,686,355
Cooper Tire & Rubber Corp                               6,900         168,188
Dana Corp                                              10,100         479,750
Delta Air Lines                                         9,100       1,082,900
Echlin Inc                                              8,200         296,738
Ford Motor Co                                         127,000       6,183,312
General Motors Corp                                    82,400       4,995,500
General Re Corp                                         9,300       1,971,600
Genuine Parts Co                                       16,975         576,089
Georgia-Pacific Corp *                                  9,800         595,350
Goodrich (B.F.) Co                                      7,400         306,637
Goodyear Tire & Rubber                                 19,400       1,234,325
Norfolk Southern                                       44,100       1,358,831
Pep Boys                                                8,200         195,775
Ryder Systems Inc                                       6,500         212,875
Snap On Inc                                             4,350         189,769
Southwest Airlines                                     27,150         668,569
U.S. Airways Group Inc *                                9,500         593,750
Union Pacific Corp                                     29,500       1,841,906
                                                                 ------------
                                                                   29,103,908
                                                                 ------------
UTILITIES - 8.28%

Andrew Corp *                                          11,525         276,600
Airtouch Communications Inc *                          55,200       2,294,250
American Electric Power Inc                            19,000         980,875
Ameritech Corp                                         63,500       5,111,750
AT&T Corp                                             183,900      11,263,875
Baltimore Gas & Electric                               12,150         413,859
Bell Atlantic Corp                                     87,361       7,949,851
Bell South Corp                                       114,700       6,459,044
Centex Corp                                             2,700         169,931
Dominion Resources Inc                                 18,750         798,047
DTE Energy Co                                          16,600         575,813
Edison International                                   42,100       1,144,594
Entergy  Corp                                          30,700         919,081
FPL Group Inc                                          20,500       1,213,344
GPU Inc                                                15,800         665,575
GTE Corp                                              111,700       5,836,325
Houston Industry Inc                                   36,929         985,543
Niagara Mohawk Power                                   10,800         113,400
NICOR Inc                                               3,400         143,438
Northern States Power Co                                6,200         361,150
Oryx Energy Co                                         11,900         303,450
Pacific Enterprises                                    11,000         413,875
Pacific Gas & Electric                                 52,900       1,610,144
Pacificorp                                             30,700    $    838,494
Peco Energy Co                                         24,200         586,850
PP&L Resources                                         13,500         323,156
Public Services Enterprises                            30,200         956,962
SBC Communications                                    102,974       7,542,845
Southern Co                                            83,000       2,147,625
Sprint Corp                                            40,700       2,386,037
Texas Utilities Co                                     29,610       1,230,666
U.S. West Communications                               57,600       2,599,200
Union Electric Co                                       8,600         371,950
Worldcom Corp *                                       105,100       3,179,275
                                                                 ------------
                                                                   72,166,874
                                                                 ------------

Total Common Stocks
  (Cost $663,191,491)                                             856,403,833
                                                                 ------------

Total Investments in Securities
  at Market Value (Cost $663,191,491)                             856,403,833
                                                                 ------------

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
                                                      ------         -----
U.S. TREASURY BILLS - 0.09%

  5.18% due 04/30/98 **                           $   580,000          570,171
  5.20% due 04/30/98 **                               250,000          245,764
                                                                  ------------

Total U.S. Treasury Bills                                              815,935
                                                                  ------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.65%

State Street Bank and Trust
  4.250% due 01/02/98
  (Dated 12/31/97, repurchased price
  of $14,338,385; collateralized by U.S.
  Treasury Note - market value
  $14,621,831 and due 05/15/98)                    14,335,000       14,335,000
                                                                  ------------

Total Securities Held Under Repurchase
  Agreement                                                         14,335,000
                                                                  ------------
Total Short-Term Investments
  at Amortized Cost                                                 15,150,935
                                                                  ------------

TOTAL EQUITY INDEX PORTFOLIO
  (COST $678,342,242)                                             $871,554,768
                                                                  ------------

See Notes to Financial Statements            See explanation of symbols on A-65

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $815,935 have been segregated with the custodian to cover margin requirements for the following open stock index futures contracts at December 31, 1997:

                                        Number of      Unrealized
             Type                       Contracts      Appreciation
---------------------------------------------------------------------
        S&P 500 (3/98)                       58              $91,275
                                                       --------------

(b) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                          $678,342,242
                                                       --------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                           $203,639,180

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                          (10,426,654)
                                                       --------------

Net unrealized appreciation                             $193,212,526
                                                       --------------

See Notes to Financial Statements             See explanation of symbols as A-65

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                        MARKET
                                                         SHARES          VALUE
                                                         ------          -----
PREFERRED STOCKS - 2.28%

AUSTRALIA - 1.01%

News Corporation Ltd                                   1,618,707   $  8,008,538
                                                                  --------------
                                                                      8,008,538
                                                                  --------------
GERMANY - 1.27%

Dykerhoff AG                                              11,200      2,870,917
Hornbach Holdings AG                                      43,300      2,985,460
Suedzucker AG                                              8,380      4,123,718
                                                                  --------------
                                                                      9,980,095
                                                                  --------------

Total Preferred Stocks (Cost $19,400,909)                            17,988,633
                                                                  --------------


COMMON STOCKS - 85.83%

AUSTRALIA - 1.36%

Australia & New Zealand Banking                          159,400      1,053,030
Commonwealth Bank Australia                               95,700      1,097,334
Lend Lease Corp Ltd                                       35,000        684,075
National Australian Bank Ltd                             263,000      3,671,913
Qantas Airways Ltd ADR * ~                               116,900      2,068,721
Telstra Corp Instalment *                                918,300      1,938,403
Telstra Corp Primary *                                   119,000        251,192
                                                                  --------------
                                                                     10,764,668
                                                                  --------------
AUSTRIA - 0.37%

Bohler Uddeholm                                           50,500      2,960,476
                                                                  --------------
                                                                      2,960,476
                                                                  --------------
BELGIUM - 0.69%

Gib Holding Ltd                                          112,130      5,441,003
                                                                  --------------
                                                                      5,441,003
                                                                  --------------
BERMUDA - 1.17%

ACE Ltd                                                   45,000      4,342,500
Partnerre Ltd                                            106,000      4,915,750
                                                                  --------------
                                                                      9,258,250
                                                                  --------------
BRAZIL - 2.20%

Banco Bradesco SA                                    625,810,000      6,168,378
Banco Bradesco SA Rights *                            26,757,000         95,901
Cia Vale Do Rio Doce ADR                                  47,400        953,503
Lojas Americanas SA *                                258,648,000      1,205,168
Telebras ADR                                              76,600      8,919,113
                                                                  --------------
                                                                     17,342,063
                                                                  --------------
DENMARK - 1.44%

BG Bank                                                   77,100      5,188,849
Unidanmark AS                                             84,800      6,227,011
                                                                  --------------
                                                                     11,415,860
                                                                  --------------
FINLAND - 4.12%

Amer Group Ltd *                                          88,900   $  1,705,316
Huhtamaki I                                               42,200      1,742,937
Kone Oy 'B'                                               35,105      4,253,043
Merita Ltd 'A'                                         2,371,100     12,970,388
Metra Oy 'B'                                             109,350      2,569,304
Rautaruukki Oy                                           679,800      5,490,611
Valmet Oy Corp                                           276,730      3,819,978
                                                                  --------------
                                                                     32,551,577
                                                                  --------------
FRANCE - 6.64%

Alcatel Alsthom                                           47,255      6,008,489
Bongrain                                                     320        135,095
Cie De St Gobain                                          39,800      5,655,946
Elf Aquitaine                                             70,500      8,202,443
France Telecom SA *                                      101,800      3,693,666
Group Danone                                              24,700      4,413,280
LaFarge Coppee                                            82,300      5,401,857
Legris Industries                                         44,500      1,545,832
Scor                                                      39,651      1,896,710
SGS-Thomson Microelecton *                                55,700      3,448,558
Total SA 'B'                                              60,780      6,616,953
Usinor Sacilor                                           376,100      5,432,243
                                                                  --------------
                                                                     52,451,072
                                                                  --------------
GERMANY - 6.46%

BASF AG *                                                167,600      5,982,885
Bayer                                                    100,700      3,737,510
Buderus AG                                                12,460      5,591,048
Gerresheimer Glas                                        201,500      2,823,431
Holzmann (Phillip) AG *                                   10,400      2,683,199
Lufthansa                                                221,400      4,160,983
Metro AG                                                  42,860      1,520,458
Plettac AG *                                              24,133      3,327,857
Veba AG                                                   91,100      6,205,204
Viag AG                                                   15,980      8,752,148
Volkswagen AG                                             11,200      6,258,723
                                                                  --------------
                                                                     51,043,446
                                                                  --------------
HONG KONG - 1.29%

Cheung Kong Holdings                                     417,000      2,731,629
China Light & Power                                      225,000      1,248,822
Dao Heng Bank Group Ltd                                  227,000        566,965
Hong Kong Telecommunication                              406,800        837,512
HSBC Holdings PLC                                         64,068      1,579,516
Hutchison Whampoa Ltd                                    230,000      1,442,825
NG Fung Hong Ltd                                         348,000        366,089
Shanghai Industrial Holding                              158,000        587,353
Sun Hung Kai Properties                                   65,000        453,061
Swire Pacific Ltd 'A'                                     73,000        400,462
                                                                  --------------
                                                                     10,214,234
                                                                  --------------
IRELAND - 0.81%

Bank of Ireland                                          418,200      6,444,613
                                                                  --------------
                                                                      6,444,613
                                                                  --------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                        Market
                                                         Shares          Value
                                                         ------          -----
ISRAEL - 1.93%

ECI Telecommunications                                   117,300   $  2,991,150
Scitex Corp ADR *                                        527,300      6,360,556
Tadiran Ltd                                              165,900      5,868,713
                                                                  --------------
                                                                     15,220,419
                                                                  --------------
ITALY - 2.98%

Magneti Marelle Spa                                    1,446,800      2,473,966
Marzotto (Gaetano) Spa                                    71,350        891,346
Mediaset Spa                                             698,150      3,429,481
Sogefi                                                   419,900      1,068,116
Telecom Italia Spa                                        33,330        212,899
Telecom Italia Spa RISP                                3,498,800     15,426,721
                                                                  --------------
                                                                     23,502,529
                                                                  --------------
JAPAN - 15.12%

Amada Co                                                 382,000      1,420,619
Asahi Tech Corp                                          205,000        325,384
Canon Inc                                                178,000      4,149,216
Dai Nippon Printing                                      132,000      2,479,776
Daicel Chemical Industries                               762,000        993,291
Daifuku                                                  324,000      1,577,579
Daikin Industries                                        395,000      1,490,166
Family Mart                                               37,000      1,327,761
Fuji Machine Manufacturing Co                            128,000      3,091,669
Fuji Photo Film                                          113,000      4,332,324
Fujitec Co Ltd                                           219,000      1,209,063
Fujitsu Ltd                                              411,000      4,412,069
Furukawa Electric Co Ltd                                 652,000      2,794,679
Hitachi Credit Corp                                      114,000      1,879,385
Hitachi Ltd                                              574,000      4,093,241
Inabata & Co                                             176,000        553,311
Kaneka Corp                                              478,000      2,158,816
Kurita Water Industries *                                130,000      1,325,768
Kyocera Corp                                              58,000      2,632,826
Kyudenko Co Ltd                                          149,000        752,912
Lintec Inc                                               101,000      1,564,391
Matsushita Electric                                      267,000      3,910,363
Mitsubishi Chemical Corp                                 641,000        919,120
Mitsubishi Estate                                        176,000      1,916,344
Mitsubishi Heavy Industries                              608,000      2,536,150
Mitsumi Electric Co Ltd *                                202,000      2,880,957
Murata Manufacturing Co                                   73,000      1,835,985
NEC Corp                                                 403,000      4,295,288
NIFCO                                                    121,000        788,636
Nintendo Corp Ltd                                         50,000      4,907,411
Nippon Telegraph & Telephone                           4,900,000      4,208,105
Nissan Motor Co Ltd                                      537,000      2,223,517
Nissha Printing                                          120,000        723,230
Ricoh Company                                            308,000      3,825,940
Rinnai Corp                                               91,000      1,374,612
Sangetsu Co Ltd                                           74,000        760,342
Sankyo Co Ltd                                            129,000      2,917,992
Sanwa Shutter                                            241,000      1,212,253
Sekisui Chemical Co                                      186,000        945,581
Sekisui House Ltd                                        219,000      1,408,895
Shimanura Co Ltd                                          54,000        939,923
Shin-Etsu Polymer Co                                     199,000        656,136
Sony Corp                                                 58,000      5,158,916
Sumitomo Marine & Fire *                                 209,000      1,105,778
Suzuki Motor Co                                          249,000      2,252,962
TDK Corp                                                  54,000      4,074,378
Tokyo Electron Ltd                                        72,000      2,307,710
Toshiba                                                  900,000      3,747,268
Toyota Motor Corp                                        153,000      4,387,685
Tsubakimoto Chain                                        444,000      1,600,123
Yamaha Corp                                              153,000      1,736,303
Yamanouchi Pharmaceutica                                 154,000      3,306,368
                                                                  --------------
                                                                    119,428,517
                                                                  --------------
MALAYSIA - 0.16%

Tenaga Nasional Berhad                                   583,000      1,243,613
                                                                  --------------
                                                                      1,243,613
                                                                  --------------
MEXICO - 2.92%

Cifra B                                                  352,910        871,113
Desc SA 'C'                                                5,050         47,606
Grupo Mexico SA *                                        539,000      2,002,363
Panamerican Beverages Inc 'A'                            153,000      4,991,625
Sociedad De Formento Inds 'B'                            505,000      4,823,245
Telefonos De Mexico SA ADR                               184,000     10,315,500
                                                                  --------------
                                                                     23,051,452
                                                                  --------------
NETHERLANDS - 4.76%

ABN Amro Holding Nv                                      191,000      3,722,921
AKZO Nobel NV                                             56,800      9,798,806
Benckiser Nv 'B' *                                        35,650      1,475,961
Ing Groep Nv                                             216,985      9,144,100
Koninklijke Bijenkorf Beheer                              22,050      1,381,865
Koninklijke KNP Bt                                       173,800      4,005,162
Koninklijke PTT Nederlan                                   3,441        143,651
Koninklijke Van Ommeren                                   51,800      1,738,169
Philips Electronics                                      102,800      6,168,507
Royal Dutch Air                                            1,100         40,711
                                                                  --------------
                                                                     37,619,853
                                                                  --------------
NEW ZEALAND - 0.08%

Amp Nz Office Trust *                                  1,048,000        626,614
                                                                  --------------
                                                                        626,614
                                                                  --------------
NORWAY - 0.70%

Saga Petroleum 'B' *                                     230,800      3,505,981
Sparebanken Nor                                           55,705      1,987,036
                                                                  --------------
                                                                      5,493,017
                                                                  --------------
PERU - 0.47%

Telefonica De Peru 'B' *                               1,648,995      3,685,277
                                                                  --------------
                                                                      3,685,277
                                                                  --------------
PORTUGAL - 0.40%

Electricidade De Portugal *                              167,800      3,179,032
                                                                  --------------
                                                                      3,179,032
                                                                  --------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
------------------------------------------------------------------------------

                                                             MARKET
                                             SHARES           VALUE
                                             ------          ------
SINGAPORE - 0.87%

Creative Technology  *                       57,150       $  1,161,682
Creative Technology Ltd *                     8,150            179,300
DBS Bank                                     60,000            513,522
Electronic Resources Ltd                     51,000             51,834
Natsteel Electronics Ltd *                  278,000            356,897
Overseas Chinese Banking *                  281,000          1,636,731
Singapore Press Holdings                     65,000            815,156
United O/S Bank                             285,000          1,583,804
Venture Manufacturing Singapore             140,000            391,085
WBL Corp                                    196,000            181,730
                                                          ------------
                                                             6,871,741
                                                          ------------
SPAIN - 2.73%

Banco Bilbao Vizcaya *                      151,100          4,889,390
Iberdrola SA                                476,700          6,273,398
Telefonica De Espana SA                     217,860          6,220,282
Uralita *                                   365,700          4,176,548
                                                          ------------
                                                            21,559,618
                                                          ------------
SWEDEN - 3.84%

Esselte Ab B-F                              200,975          4,078,216
Forenings Sparbanken Ab 'A'                  95,100          2,163,516
Nordbanken Holding Ab *                     363,900          2,059,353
Pharmacia & Upjohn                          142,000          5,226,050
Skf Ab 'B'                                  328,000          6,986,552
Spectra-Physics Ab 'A' Shr                  183,100          3,473,179
Svenska Handelsbanken 'A'                   182,300          6,307,124
                                                          ------------
                                                            30,293,990
                                                          ------------
SWITZERLAND - 4.86%

Ascom Holdings AG *                           1,280          1,645,964
Bobst AG *                                    2,420          3,558,824
Forbo Holdings AG                            13,150          5,369,733
Holderbank Finan Glaris                       6,050          4,932,695
Nestle Sa Bearer Reg                          7,960         11,918,222
Novartis AG                                      50             81,053
Schindler Holding AG                          2,930          3,144,439
Sig Schweiz Industrie Ge *                    2,440          3,329,548
Sulzer AG                                     3,820          2,419,508
Sulzer Medica *                                 382             91,450
Valora Holding AG                             8,840          1,862,326
                                                            ----------
                                                            38,353,762
                                                            ----------
UNITED KINGDOM - 17.46%

Aggreko PLC *                              320,900             832,148
Bass PLC                                   163,500           2,527,696
BAT Industries                             106,700             977,243
BG PLC                                   2,759,941          12,490,550
Booker PLC                                 556,900           2,920,466
British Telecomm                           863,000           6,838,440
Bunzl PLC                                  689,000           2,697,110
Burmah Castrol                             490,500           8,563,379
Charter PLC                                332,800           4,108,901
Commercial Union *                         212,675           3,154,452
Danka Business Systems                     133,100             516,627
Diageo PLC                                 396,100           3,653,921
Glynwed International                      133,400        $    575,079
Great Univ Stores                          552,600           6,845,471
Imperial Tobacco Group                   1,266,200           8,030,909
Kwik Save Group                            353,400           1,692,761
Medeva PLC                               1,436,500           3,831,857
National Westminster Bank                  532,289           8,875,340
Peninsular & Orient Stea                   398,200           4,567,775
Premier Farnell PLC                        547,800           3,985,650
Premier Oil PLC                          2,036,300           1,790,987
Racal Electronics                          512,640           2,243,828
Reckitt & Colman                           404,400           6,382,237
Royal Bank of Scotland Group PLC           311,486           2,834,793
Royal Sun Alliance Group                   861,691           8,681,856
Salvensen (Christian)                      340,500             556,780
Scapa Group PLC *                        1,173,800           4,478,548
Stolt Nielsen SA ADR                       410,150           8,972,031
Tate & Lyle                                227,300           1,884,666
Unilever PLC                               473,600           4,079,408
Westminster Health                         553,400           3,322,575
WPP Group PLC                            1,126,200           5,013,090
                                                           -----------
                                                           137,926,574
                                                           -----------

Total Common Stocks (Cost $661,118,665)                    677,943,270
                                                           -----------


Total Investments in Securities
    at Market Value (Cost $680,519,574)                    695,931,903
                                                           -----------

                                            PRINCIPAL
                                            AMOUNT            VALUE
                                            ------            -----
SHORT-TERM INVESTMENTS - 11.89%

State Street Bank and Trust
    5.000% due 01/02/98
    (Dated 12/31/97, repurchase price
    of $94,329,270; collateralized by U.S.
    Treasury Notes - market value
    $96,193,144 and due 03/31/98)          $93,881,108      93,881,108
                                                           -----------

Total Short-Term Investment
    at Amortized Cost                                       93,881,108
                                                           -----------


TOTAL INTERNATIONAL PORTFOLIO
    (COST $774,400,682)                                   $789,813,011
                                                           -----------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) Forward foreign currency contracts outstanding at December 31, 1997, were summarized as follows:

                                           Principal
            Contracts                       Amount            Unrealized
            To Buy or     Expiration      Covered By         Appreciation
  Type       To Sell        Month          Contract         (Depreciation)
-----------------------------------------------------------------------------
   JY          Sell          1/98        $ 34,635,000        $ 2,400,518
               Sell          2/98          34,635,000          2,916,197
               Sell          3/98          14,000,000            418,864
   S$          Buy           3/98           6,133,843           (243,452)
               Sell          3/98           9,406,222            158,608
                                                             -----------
                                                             $ 5,650,735
                                                             -----------

          Principal amount denoted in the indicated currency:
             JY - Japanese Yen
             S$ - Singapore Dollar

(b) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                               $774,400,682
                                                             ------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $ 87,966,420

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (72,554,091)
                                                             ------------

Net unrealized appreciation                                  $ 15,412,329
                                                             ------------

See Notes to Financial Statements         See explanation of symbols on A-65

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------

                                                   MARKET
                                    SHARES          VALUE
                                    ------         ------
COMMON STOCKS - 87.95%

ARGENTINA - 7.20%

Astra Argentina De                     305,870    $   535,374
Banco Frances Del Rio                   60,234        559,078
Banco Galicia                           87,432        559,671
Dalmine Siderar SA *                     1,979          8,412
Dalmine Siderca SA *                   313,537        871,799
Inversiones Y Representaciones GDR       4,625        174,016
Molinos Rio De La Plata *               54,993        132,008
Perez Compancia ADR                     76,843      1,097,519
Renault Argentina SA *                  10,560         14,787
Telefonica De Argentina ADR             45,253      1,685,674
YPF Sociedad Anonima ADR                45,500      1,555,531
                                                --------------
                                                    7,193,869
                                                --------------
BRAZIL - 6.05%

Aracruz Celulose SA ADR                  9,400        135,125
Aracruz Celulose SA PNB *               61,000         84,176
Banco Bradesco SA                   54,875,000        540,887
Banco Bradesco SA Rights *           2,346,000          8,409
Banco Itau SA PN                       816,000        438,548
Centrais Eletrobras                 25,381,000      1,296,341
Cia Cervejaria Brahma                  349,000        234,207
Cia Energetica Minas Ger             7,801,000        338,930
Cia Paulista De Forca E *            1,543,000        203,297
Cia Siderurgica Nacional             7,307,000        202,967
Cia Souza Cruz Ind Com *                21,100        170,161
Cia Vale Do Rio Doce                    14,780        297,322
Petrol Brasileiros                   1,748,000        408,736
Telebras ADR                         8,900,000      1,036,294
Telecomunicacues Brasileiras ADR         3,350        340,744
Usinas Siderurgicas Mina                31,859        188,413
White Martins SA                        82,567        120,595
                                                --------------
                                                    6,045,152
                                                --------------
CHILE - 9.12%

Banco Santander                         70,675        998,284
Chilgener SA ADR                        41,774      1,023,463
Compania Cervecerias Unidas ADR         21,000        616,875
Compania De Telefono Chili ADR          76,220      2,277,073
Empresa ADR                             72,075      1,274,827
Enersis ADR                             56,085      1,626,465
Madeco SA ADR                           21,485        327,646
Maderas Y Sinteticos Sociedad ADR       37,175        353,163
Sociedad Quimica Y Minera Chile *       13,990        615,560
                                                --------------
                                                    9,113,356
                                                --------------
HUNGARY - 3.23%

Danubius Hotels RT *                     6,300        191,358
Gedeon Richter RT                        5,700        647,715
Graboplast RT                            3,800        201,058
Magyar Olaj Es Gazipare                 30,300        734,788
Matav RT *                             190,000      1,009,014
Otp Bank RT                             11,800        447,443
                                                --------------
                                                    3,231,376
                                                --------------

INDIA - 3.19%

Bajai Auto GDR *                       13,395    $   268,972
BSES Limited GDR *                      7,100        123,363
Eih Limited *                          14,200        189,570
Gujarat Ambuja GDR *                   18,200        129,766
Hindalco Industries *                  14,800        296,000
Indian Hotels Co Limited               13,670        261,097
Indian Rayon & Industries GDR *        22,800         97,584
Larsen & Tourbro Limited               18,300        203,130
State Bank of India *                  14,200        258,440
Steel Authority of India *             18,400         58,880
Tata Engineering & Loco Co GDR *       33,620        280,055
The India Public Sector Fund Limited * 63,000        614,250
Videsh Sanchar Nigam Limited *         28,900        405,467
                                                -------------
                                                   3,186,574
                                                -------------
ISRAEL - 8.61%

Agis Industries Limited *              52,800        429,802
Bank Hapoalim Bm *                    441,800      1,060,170
Bezek Hapoalim Bm *                   208,200        574,932
Blue Square Chain Stores *             73,300        700,266
Clal Israel Limited 1               2,711,000        804,565
ECI Telecommunications ORD             45,200      1,152,600
Elco Holdings Limited *                65,300        535,246
Elite Industries *                     22,980        682,125
Formula Systems *                      11,000        338,581
ICL Israel Chemical *                 539,000        729,737
Industrial Buildings *                471,500        802,270
Teva Pharmaceutical ADR                16,770        795,366
                                                -------------
                                                   8,605,660
                                                -------------
KAZAKHSTAN - 0.83%

Central Asia Regional GR *            101,138        834,391
                                                -------------
                                                     834,391
                                                -------------
MEXICO - 11.40%

Apasco SA                              33,500        232,697
Cemex SA                              142,700        646,947
Cifra V *                             291,337        719,128
Controladora Coml Mexica *            273,004        356,239
Desc SA 'B'                            30,200        288,440
Desc SA 'C'                               501          4,723
Empresas Ica Sociedad *               125,784        339,345
Empresas Moderna SA *                  41,600        222,396
Fomento Economico Mexica               52,821        424,560
Grupo Bimbo 'A'                        41,200        398,611
Grupo Carso SA De Cv                   85,600        573,356
Grupo Financiero Banamex *            240,679        620,953
Grupo Industrial Alfa                  60,200        407,705
Grupo Mexico SA *                     137,750        511,736
Grupo Modelo SA De Cv                  97,882        820,742
Grupo Televisa *                       12,150        470,053

See Notes to Financial Statements            See explanation of symbols on A-65

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
                                    ------            -----
Industrias Penoles SA                   87,750  $     397,280
Kimberly Clark De Mexico               146,480        708,598
Telefonos De Mexico ADR                 51,500      2,887,219
Tubos De Acero De Mexico *               8,361        179,416
Tv Azteca SA ADR *                       7,800        175,988
                                                --------------
                                                   11,386,132
                                                --------------
PERU - 2.75%

Banco Wiese ADR                         45,750        228,750
Cementos Lima SA *                      40,219         87,227
Creditcorp ADR                          27,234        490,212
Enrique Ferreyros *                    105,420        111,416
Luz Del Sur *                          168,300        194,549
Minas Buenaventura 'A' *                14,024        104,215
Minas Buenaventura 'B' *                11,631         87,499
Minsur SA *                             26,302         56,175
Southern Peru Copper *                  10,523         38,810
Telefonica De Peru 'B' *               515,658      1,152,425
Union De Cervecerias Per               211,458        193,998
                                                --------------
                                                    2,745,276
                                                --------------
POLAND - 1.21%

Amica Wronki *                          11,000        187,234
Argos Holding *                          4,400         91,121
Bank Rozwoju Eksportu                    9,000        186,383
Bank Slaski SA                           1,840        101,787
Debica                                   3,750         91,489
Elektrim                                44,390        429,418
Polifarb - Bonus Shares *                4,446         11,099
Polifarb *                              22,340        105,838
                                                --------------
                                                    1,204,369
                                                --------------
PORTUGAL - 10.42%

Banco Commercial Portugal *             17,000        347,855
Banco Espirito Santo *                  39,300      1,170,134
Brisa Auto-Estradas De Portugal *       10,000        358,413
Cimpor Cimentos De Portugal *           32,200        844,429
Colep *                                 41,400        585,159
Electricidade De Portugal *             59,400      1,125,355
Investec *                              24,900        737,728
Jeronimo Martins                        12,220        387,958
Jeronimo Martins Baby SH *              12,220        558,021
Mundial Confianca *                     45,300        824,980
Portugal Telecom                        61,400      2,850,535
Sonae Industria E Investmentos          15,250        617,130
                                                --------------
                                                   10,407,697
                                                --------------
RUSSIA - 3.78%

Lukoil Holding ADR *                    13,750      1,262,594
Mosenergo ADR *                         13,950        521,544
Surgutneftegaz ADR *                    34,500        352,631
Tatneft ADR *                            4,300        612,750
Unified Energy *                        33,900      1,025,475
                                                --------------
                                                    3,774,994
                                                --------------

SOUTH AFRICA - 6.21%

Absa Group Limited * ~                 25,984   $    296,218
Barlow Limited                         52,421        444,876
De Beers Centenary                     32,540        661,967
Driefontein                            48,000        325,491
Liberty Life Association of Africa     26,738        686,787
Metro Cash                            305,595        266,881
Nasionale Pers                         53,850        442,618
Nedcor * ~                             43,447        961,482
Norwich Holding                         6,837         10,537
Rembrandt Group                        75,017        547,232
Sasol Limited                          52,500        549,111
Smith CG Limited                       94,642        388,953
South African Breweries                25,202        621,440
                                                -------------
                                                   6,203,593
                                                -------------
TAIWAN - 0.03%

President Enterprise GDS * ~            2,880         34,560
                                                -------------
                                                      34,560
                                                -------------
TURKEY - 7.46%

Adana Cimento                       4,959,200        418,246
Akaltekstil                         3,952,630        150,485
Akbank                              8,122,710        714,407
Arcelik                             3,263,250        306,667
Bagfas Bandirma Gubre                 836,000        543,904
Ege Biracilik Ve Malt *             2,762,000        249,578
Eregli Demir Ve Celik FA            2,706,000        417,311
Ford Otomotive Sanayii 'A' *          671,000        557,819
Izmir Demir Celik *                17,813,000        210,322
Migros Turk Tas                       715,310        646,367
Netas Telekomunik *                   755,000        272,892
Sabanci Holding *                   9,458,000        581,154
Turk Sise Ve Cam Fabrika *          5,391,680        396,256
Turkiye Is Bankasi 'C' *            5,182,000        936,506
Yapi Ve Kredi Bank                 27,597,510      1,050,700
                                                -------------
                                                   7,452,614
                                                -------------
VENEZUELA - 6.46%

Banco Provincial *                    387,376        712,839
Cia Anonima Telefono De Venezuela *    55,950      2,328,919
Corp Venezolana De Cemen              405,300        655,006
Electricidad De Caracas *           1,517,100      1,820,039
Mavesa SA ADR                          42,250        269,344
Siderurgica Venezolana              1,597,100        668,229
                                                -------------
                                                   6,454,376
                                                -------------

Total Common Stocks (Cost $84,528,440)            87,873,989
                                                -------------

Total Investments in Securities
    at Market Value (Cost $84,528,440)            87,873,989
                                                -------------

See Notes to Financial Statements             See explanation of symbols on A-65

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                   ---------        -----
SHORT-TERM INVESTMENTS - 12.05%

Chase Bank London
    5.750% due 01/02/98            $12,035,684    $12,035,684
                                                --------------

Total Short-Term Investments
    at Amortized Cost                              12,035,684
                                                --------------


TOTAL EMERGING MARKETS PORTFOLIO
    (COST $96,564,444)                            $99,909,673
                                                --------------

-------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost of investments for federal income tax purposes was as follows:

Tax cost basis                                                   $ 96,564,444
                                                                 -------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $ 10,672,625

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (7,327,396)
                                                                 -------------
Net unrealized appreciation                                      $  3,345,229
                                                                 -------------


--------------------------------------------------------------------------------

    EXPLANATION OF SYMBOLS FOR SCHEDULES OF INVESTMENTS
    ---------------------------------------------------

        ~ Securities purchased in a private placement transaction; resale to the public may require registration.
        # Forward buy contract.
        + Securities are valued under procedures established by the Board of
          Trustees.
        * Non-income producing securities.
       ** Securities have been segregated with the custodian to cover margin requirements for open future contracts as of December 31, 1997.
        " Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

--------------------------------------------------------------------------------

See Notes to Financial Statements             See explanation of symbols on A-65

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. The Fund currently consists of fourteen separate portfolios (the "Portfolios"): the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Portfolio, the Bond and Income Portfolio, the Equity Index Portfolio, the International Portfolio, and the Emerging Markets Portfolio. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

---------------------------------------------------------------------------
Money Market       Current income consistent with preservation of capital.
---------------------------------------------------------------------------
High Yield Bond    High level of current income.
---------------------------------------------------------------------------
Managed Bond       Maximize total return consistent with prudent investment
                   management.
---------------------------------------------------------------------------
Government         Maximize total return consistent with prudent investment
Securities         management.
---------------------------------------------------------------------------
Growth             Growth of capital.
---------------------------------------------------------------------------
Aggressive Equity  Capital appreciation.
---------------------------------------------------------------------------
Growth LT          Long-term growth of capital consistent with the
                   preservation of capital.
---------------------------------------------------------------------------
Equity Income      Long-term growth of capital and income.
---------------------------------------------------------------------------
Multi-Strategy     High total return.
---------------------------------------------------------------------------
Equity             Capital appreciation.
---------------------------------------------------------------------------
Bond and Income    High level of current income consistent with prudent
                   investment management and preservation of capital.
---------------------------------------------------------------------------
Equity Index       Provide investment results that correspond to the total
                   return performance of common stocks publicly traded in
                   the U.S.
---------------------------------------------------------------------------
International      Long-term capital appreciation.
---------------------------------------------------------------------------
Emerging Markets   Long-term growth of capital.
---------------------------------------------------------------------------

     At December 31, 1997, shares of the Fund were offered only to Pacific Select, Pacific Select Exec, Pacific COLI, Pacific Select Variable Annuity, Separate Account A and Pacific Corinthian Variable Separate Accounts of Pacific Life Insurance Company (formerly named Pacific Mutual Life Insurance Company).

     Pursuant to consent received from the California Department of Insurance on September 1, 1997, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion"). The Conversion created Pacific Mutual Holding Company ("PMHC"), a mutual holding company and Pacific LifeCorp, an intermediate stock holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

     The Fund commenced operations on January 4, 1988. All Portfolios began operations at that date, except the Equity Index Portfolio which commenced operations on January 30, 1991, the Growth LT Portfolio which commenced operations on January 4, 1994, the Aggressive Equity Portfolio and the Emerging Markets Portfolio which commenced operations on April 1, 1996, and the Equity Portfolio and the Bond and Income Portfolio which commenced operations on January 19, 1984 as series of the Pacific Corinthian Variable Fund ("PCVF").

     On September 30, 1997, Pacific Corinthian Life Insurance Company ("PCL") completed the rehabilitation of the business of First Capital Life Insurance Company ("FCL") pursuant to a five-year rehabilitation plan approved by the California Superior Court and the California Department of Insurance (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Security Trading and Valuation

     The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

     Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 7% and 15% of the Managed Bond and Government Securities Portfolios' investments, respectively, as of December 31, 1997). Money market instruments are valued at amortized cost which approximates market value.

     B.   Foreign Currency Translation

     Foreign securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

     The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.

     Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

     C.   Income Taxes

     The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     D.   Foreign Taxes on Dividends

     Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Growth Portfolio - $1,034; Growth LT Portfolio - $117,968; Equity Income Portfolio - $121,170; Multi-Strategy Portfolio - $29,381; Equity Portfolio - $15,675; Equity Index Portfolio - $62,140; International Portfolio - $1,613,838; Emerging Markets Portfolio - $151,882.

     E.   Securities Gains or Losses and Investment Income

     Gains or losses on the sale of Portfolio securities are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is accrued daily.

     F.   Allocation of General Expenses

     General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses which relate exclusively to a particular Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     G.   Organization Costs

     Organization costs of $3,952 for the Growth LT Portfolio and $23,410 for the Aggressive Equity Portfolio and the Emerging Markets Portfolio are currently being amortized over five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively.

     H.   Equalization

     The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

     A.   Interest Rate and Stock Index Futures Contracts

     An interest rate contract is an agreement between two parties to buy and sell a specified quantity of a financial instrument at a specified price at a future date. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation (depreciation) on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. Interest rate futures contracts are used as non-leveraged substitutes for the underlying physical securities. Stock index futures are entered into for the purposes of maintaining a correlation with the Standard & Poor's Composite 500 Index. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks associated with the use of the stock index futures contracts include an imperfect correlation between the movement in the index and the movement in the market values of the securities held in that market. Risks may also arise if there is an illiquid secondary market for the instruments, or the inability of counterparties to perform.

     B.   Options on Futures Contracts

     The Managed Bond and Government Securities Portfolios wrote options on interest rate futures contracts during the year ended December 31, 1997. When the fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparties to perform.

     C.   Forward Foreign Currency Contracts

     Forward foreign currency contracts may be used for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   INVESTMENT ADVISORY, AGENCY, AND
     DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million; for the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; for the Growth, Equity Income, Multi- Strategy and Equity Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Equity Index Portfolio, an annual rate of .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million; for the International Portfolio, an annual rate of .85% of the average daily net assets of the Portfolio; and for the Emerging Markets Portfolio, an annual rate of 1.10% of the average daily net assets of the Portfolio. The fees are accrued daily.

     The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

     Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for twelve of the fourteen Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

     Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

     Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without remuneration from the Fund.

5.   CUSTODIAN AND RECORDKEEPING AGENT

     Custodial and recordkeeping service costs are accrued under the Custody Agreement on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

6.   DISTRIBUTIONS TO SHAREHOLDERS

     The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the International Portfolio and the Emerging Markets Portfolio, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

     The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 1997 to qualify as a regulated investment company, and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code. The Fund also intends to declare and distribute sufficient dividends during 1998 to avoid Federal income and capital gains taxes, pursuant to the Code.

     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, wash sales, futures and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

7.   TRANSACTIONS WITH AFFILIATES

     The Fund has incurred $27,540,758 of investment advisory fees and $165,000 of support services expenses to Pacific Life for the year ended December 31, 1997 (Note 4). As of December 31, 1997, $2,822,447 and $14,329 respectively, remained payable.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of
 .25% of average daily net assets, through December 31, 1998. For the year ended December 31, 1997, the operating expenses for each of the Portfolios were below the 0.25% expense cap.

     Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

8.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 1997 are summarized in the following table:

        ------------------------------------------------------------------------------------------------------------------
                                                       U.S. Government Securities                   Other Securities
                                                       --------------------------                   ----------------

                                                        Purchases            Sales                Purchases         Sales
                                                        ---------            -----                ---------         -----
          High Yield Bond Portfolio                   $  27,665,234      $  21,993,125          $324,946,092     $211,582,243
          Managed Bond Portfolio                        736,676,364        614,566,413           124,712,900       60,213,415
          Government Securities Portfolio               160,480,609        151,419,029            20,823,346       10,145,551
          Growth Portfolio                                                                       126,757,246      101,794,338
          Aggressive Equity Portfolio                                                            211,821,062      144,475,348
          Growth LT Portfolio                                                                    897,991,922      697,111,078
          Equity Income Portfolio                                                                860,470,919      634,721,002
          Multi-Strategy Portfolio                      109,863,778         69,251,185           243,062,933      184,115,837
          Equity Portfolio                                                                       456,412,021      402,948,067
          Bond and Income Portfolio                       5,607,813          8,010,563            29,623,760        6,107,140
          Equity Index Portfolio                                                                 349,945,019       15,432,844
          International Portfolio                                                                728,586,501      483,198,152
          Emerging Markets Portfolio                                                             105,640,990       47,904,347
        -----------------------------------------------------------------------------------------------------------------------

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9.   SHARES OF BENEFICIAL INTEREST

     Transactions in Fund shares for the year ended December 31, 1997 and 1996 were as follows:

                               MONEY MARKET PORTFOLIO          HIGH YIELD BOND PORTFOLIO           MANAGED BOND PORTFOLIO
                                 1997          1996                1997          1996                1997          1996
                           ---------------------------       ---------------------------       ---------------------------
     Beginning Balances       32,078,144     9,578,766          18,585,912     8,621,642          24,216,721    11,439,669
     Shares sold              69,266,087    50,071,013          16,492,058    12,316,934          18,496,718    12,168,889
     Distributions
     reinvested                2,055,630       772,662           2,132,659     1,221,180           1,899,678     1,233,507
     Shares redeemed         (58,497,432)  (28,344,297)         (6,020,762)   (3,573,844)         (2,540,180)     (625,344)
                           ---------------------------       ---------------------------       ---------------------------
     Ending Balances          44,902,429    32,078,144          31,189,867    18,585,912          42,072,937    24,216,721
                           ---------------------------       ---------------------------       ---------------------------

                               GOVERNMENT SECURITIES               GROWTH PORTFOLIO                  AGGRESSIVE EQUITY
                                     PORTFOLIO                                                           PORTFOLIO
                                1997          1996                1997          1996                1997       1996 (1)
                           ---------------------------       ---------------------------       ---------------------------
     Beginning Balances        9,394,471     5,511,273           7,800,722     6,988,012           4,626,146
     Shares sold               4,335,056     4,602,766           2,932,756     2,619,774          10,100,063     5,548,218
     Distributions
     reinvested                  554,504       563,577           1,063,998       510,026                               903
     Shares redeemed          (2,232,799)   (1,283,145)         (1,777,412)   (2,317,090)         (3,749,407)     (922,975)
                           ---------------------------       ---------------------------       ---------------------------
     Ending Balances          12,051,232     9,394,471          10,020,064     7,800,722          10,976,802     4,626,146
                           ---------------------------       ---------------------------       ---------------------------

                                GROWTH LT PORTFOLIO             EQUITY INCOME PORTFOLIO          MULTI-STRATEGY PORTFOLIO
                                1997          1996                1997          1996                1997          1996
                           ---------------------------       ---------------------------       ---------------------------
     Beginning Balances       26,561,383    14,221,253          20,994,540    11,350,872          15,296,734     9,470,952
     Shares sold              14,040,035    16,920,404          12,098,809    10,085,140           7,072,785     5,563,328
     Distributions
     reinvested                1,725,463       172,382           1,821,638       863,549           1,534,626       906,350
     Shares redeemed          (3,197,233)   (4,752,656)         (1,976,060)   (1,305,021)         (1,216,544)     (643,896)
                           ---------------------------       ---------------------------       ---------------------------
     Ending Balances          39,129,648    26,561,383          32,938,927    20,994,540          22,687,601    15,296,734
                           ---------------------------       ---------------------------       ---------------------------

                                 EQUITY PORTFOLIO              BOND AND INCOME PORTFOLIO          EQUITY INDEX PORTFOLIO
                                1997          1996                1997          1996                1997          1996
                           ---------------------------       ---------------------------       ---------------------------
     Beginning Balances        9,869,194     6,174,016           6,789,034     4,367,735          19,267,562     7,880,313
     Shares sold               5,203,027     4,269,758           2,986,511     2,818,189          17,509,062    11,981,661
     Distributions
     reinvested                  474,172       459,879             603,053       401,391           1,316,528       516,410
     Shares redeemed          (2,231,154)   (1,034,459)         (1,704,205)     (798,281)         (4,098,731)   (1,110,822)
                           ---------------------------       ---------------------------       ---------------------------
     Ending Balances          13,315,239     9,869,194           8,674,393     6,789,034          33,994,421    19,267,562
                           ---------------------------       ---------------------------       ---------------------------

                              INTERNATIONAL PORTFOLIO              EMERGING MARKETS
                                                                       PORTFOLIO
                                1997          1996                1997       1996 (1)
                           ---------------------------       ---------------------------
     Beginning Balances       29,479,456    14,089,635           4,554,623
     Shares sold              24,443,338    16,491,205          11,872,367     4,596,197
     Distributions
     reinvested                1,503,506       574,609              51,232
     Shares redeemed          (8,283,692)   (1,675,993)         (5,975,716)      (41,574)
                           ---------------------------       ---------------------------
     Ending Balances          47,142,608    29,479,456          10,502,506     4,554,623
                           ---------------------------       ---------------------------

     (1)  Operations commenced on April 1, 1996.

                               ________________

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

In accordance with Rule 30d-1 under the Investment Company Act of 1940, the Pacific Select Fund (the "Fund") is required to furnish certain information regarding any matters submitted to a vote of the Fund's Portfolio's shareholders. Shareholders of record on June 13, 1997, representing 38,475,705.261 shares of the International Portfolio, were notified that a Special Meeting of Shareholders of the Portfolio (the "Meeting") would be held at the offices of the Fund on August 8, 1997. 100% of the outstanding shares were voted. A brief description of the matter voted upon as well as the voting results of the Meeting are outlined in the table below:

        PROPOSAL                  VOTES FOR             VOTES AGAINST             ABSTENTIONS            TOTAL
        --------                  ---------             -------------             -----------         OUTSTANDING
                                                                                                        SHARES
                                                                                                      ------------
                              Number      Percent*    Number     Percent*      Number     Percent*
                           -----------   ----------  ---------  -----------  ----------  -----------
Approval of the             35,282,885        91.7%    656,810       1.7%     2,536,010      6.6  %     38,475,705
Portfolio Management
Agreement with Morgan
Stanley Asset
Management Inc.
("Morgan Stanley") for
the International
Portfolio under which
Morgan Stanley would
continue to serve as
Portfolio Manager of
the International
Portfolio.


*Based on total shares outstanding

ANNUAL REPORT
AS OF DECEMBER 31, 1997

 .PACIFIC SELECT FUND


             DISTRIBUTOR
     Pacific Mutual Distributors, Inc .
         700 Newport Center Drive
    Newport Beach, California 92660
           Member: NASD & SIPC




          ACCOUNTANTS
     Deloitte & Touche LLP
     695 Town Center Drive
          Suite 1200
   Costa Mesa, California 92626


            COUNSEL
    Dechert Price & Rhoads
     1775 Eye Street, N.W.
  Washington, D.C. 20006-2401



Form No. 15-20951-00

  Pacific Life Insurance Company                              FIRST
  700 Newport Center Drive                                    CLASS
  P.O. Box 7500                                                U.S.
  Newport Beach, CA 92658-7500                               POSTAGE
                                                               PAID
  Address Service Requested                                  PACIFIC
                                                               LIFE
                                                              92799